UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File number: 811-09877

CALVERT RESPONSIBLE INDEX SERIES, INC.
(Exact Name of Registrant as Specified in Charter)

1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009
(Address of Principal Executive Offices)

Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

(202) 238-2200
(Registrant's telephone number)

September 30
Date of Fiscal Year End

September 30, 2019
Date of Reporting Period

____________________________________________________________________________________

Item 1. Report to Stockholders.

Calvert US Large-Cap Core Responsible Index Fund
Calvert US Large-Cap Growth Responsible Index Fund
Calvert US Large-Cap Value Responsible Index Fund
Calvert US Mid-Cap Core Responsible Index Fund
Calvert International Responsible Index Fund

Calvert US Large-Cap Core Responsible Index Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

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Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Federal Tax Information
44	Management and Organization
46	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
In the midst of a yearlong trade war with China and slowing economic growth worldwide, U.S. stocks delivered mixed returns during the 12-month period ended September 30, 2019.
U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.
With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the job market was robust during the period with the U.S. unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.
The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
After sliding in August, U.S. equities rebounded in early September before retreating in the final weeks of the period. During the 12-month period ended September 30, 2019, the blue-chip Dow Jones Industrial Average®2 gained 4.21%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 4.25%. The technology-laden Nasdaq Composite Index returned 0.52% during the period.
Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index, during the period.

As a group, value stocks outpaced growth stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.
Fund Performance
For the 12-month period ended September 30, 2019, Calvert US Large-Cap Core Responsible Index Fund (the Fund) returned 4.33% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the Russell 1000® Index, which returned 3.87%; and underperformed its secondary benchmark, the Calvert US Large-Cap Core Responsible Index (the Calvert Index), which returned 4.95% during the period.
The Fund’s underperformance versus its secondary benchmark was due to Fund expenses and fees, which the Calvert Index does not incur.
Nine of the Fund’s 11 market sectors had positive returns during the period. The weakest-performing sectors were energy, health care, and consumer discretionary. The strongest-performing sectors were utilities, consumer staples, and real estate.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Thomas C. Seto, Christopher Madden, CFA and Jade Huang, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Ten Years
Class A at NAV	06/30/2000	06/30/2000	4.33%	10.47%	12.74%
Class A with 4.75% Maximum Sales Charge	—	—	-0.62	9.40	12.20
Class C at NAV	06/30/2000	06/30/2000	3.55	9.63	11.79
Class C with 1% Maximum Sales Charge	—	—	2.55	9.63	11.79
Class I at NAV	06/30/2000	06/30/2000	4.68	10.87	13.25
Class R6 at NAV	10/03/2017	06/30/2000	4.70	10.86	13.25

Russell 1000® Index	—	—	3.87%	10.61%	13.22%
Calvert US Large-Cap Core Responsible Index	—	—	4.95	11.18	13.56

% Total Annual Operating Expense Ratios[4]		Class A	Class C	Class I	Class R6
Gross		0.62%	1.37%	0.37%	0.32%
Net		0.49	1.24	0.24	0.19

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class C	$10,000	09/30/2009	$30,507	N.A.
Class I	$100,000	09/30/2009	$347,231	N.A.
Class R6	$1,000,000	09/30/2009	$3,471,619	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Information Technology	25.9%	Microsoft Corp.	4.2%
Health Care	14.9%	Apple, Inc.	3.9%
Financials	14.0%	Amazon.com, Inc.	3.0%
Consumer Discretionary	11.1%	Alphabet, Inc., Class A	2.9%
Industrials	10.5%	JPMorgan Chase & Co.	1.4%
Communication Services	9.5%	Procter & Gamble Co. (The)	1.3%
Consumer Staples	7.9%	Visa, Inc., Class A	1.3%
Utilities	3.3%	AT&T, Inc.	1.1%
Materials	2.5%	MasterCard, Inc., Class A	1.1%
Real Estate	0.2%	Bank of America Corp.	1.1%
Energy	0.2%	Total	21.3%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Index is an unmanaged index of U.S. large-cap stocks. Calvert US Large-Cap Core Responsible Index (the “Calvert Index”) is composed of common stocks of large companies that operate their businesses in a manner consistent with the Calvert Principles for Responsible Investment. Large companies are the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts and business development companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable.

It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Does not include Short Term Investment of Cash Collateral for Securities Loaned.

6 Excludes cash and cash equivalents.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,060.80	$2.53**	0.49%
Class C	$1,000.00	$1,056.90	$6.39**	1.24%
Class I	$1,000.00	$1,062.60	$1.24**	0.24%
Class R6	$1,000.00	$1,062.70	$0.98**	0.19%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48**	0.49%
Class C	$1,000.00	$1,018.85	$6.28**	1.24%
Class I	$1,000.00	$1,023.87	$1.22**	0.24%
Class R6	$1,000.00	$1,024.12	$0.96**	0.19%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.
\

6 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 99.7%
Aerospace & Defense - 0.2%
Axon Enterprise, Inc. (1)(2)	8,766	497,733
HEICO Corp.	5,510	688,089
Hexcel Corp.	15,890	1,305,046
Mercury Systems, Inc. (1)	4,697	381,256
Moog, Inc., Class A	3,509	284,650
		3,156,774

Air Freight & Logistics - 0.7%
C.H. Robinson Worldwide, Inc.	14,418	1,222,358
Expeditors International of Washington, Inc.	18,762	1,393,829
FedEx Corp.	23,545	3,427,445
United Parcel Service, Inc., Class B	69,590	8,338,274
		14,381,906

Airlines - 0.4%
Alaska Air Group, Inc.	13,638	885,242
American Airlines Group, Inc. (2)	35,308	952,257
Delta Air Lines, Inc.	54,899	3,162,182
JetBlue Airways Corp. (1)	34,796	582,833
SkyWest, Inc.	3,095	177,653
Southwest Airlines Co.	43,466	2,347,599
Spirit Airlines, Inc. (1)	6,099	221,394
United Airlines Holdings, Inc. (1)	3,946	348,866
		8,678,026

Auto Components - 0.2%
Aptiv plc	23,255	2,032,952
Autoliv, Inc.	8,426	664,643
BorgWarner, Inc.	11,997	440,050
Gentex Corp.	28,406	782,159
Lear Corp.	3,946	465,234
		4,385,038

Automobiles - 0.4%
Ford Motor Co.	398,536	3,650,590
Harley-Davidson, Inc. (2)	13,937	501,314
Tesla, Inc. (1)(2)	12,556	3,024,363
Thor Industries, Inc.	4,819	272,948
		7,449,215

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Banks - 5.9%
Associated Banc-Corp.	11,694	236,804
BancorpSouth Bank	6,512	192,820
Bank of America Corp.	719,925	21,000,212
Bank of Hawaii Corp.	4,302	369,671
Bank OZK	9,911	270,273
BankUnited, Inc.	9,834	330,619
BB&T Corp.	71,373	3,809,177
BOK Financial Corp.	2,812	222,570
CenterState Bank Corp.	8,051	193,103
CIT Group, Inc.	8,792	398,366
Citigroup, Inc.	192,087	13,269,370
Citizens Financial Group, Inc.	44,798	1,584,505
Comerica, Inc.	15,563	1,027,002
Commerce Bancshares, Inc. (2)	9,763	592,126
Community Bank System, Inc.	2,847	175,631
Cullen/Frost Bankers, Inc. (2)	4,870	431,239
CVB Financial Corp.	8,553	178,501
East West Bancorp, Inc.	14,887	659,345
Fifth Third Bancorp	72,043	1,972,537
First Citizens BancShares, Inc., Class A	993	468,249
First Financial Bankshares, Inc. (2)	12,324	410,759
First Hawaiian, Inc.	14,479	386,589
First Horizon National Corp.	28,561	462,688
First Republic Bank	17,775	1,718,843
FNB Corp.	37,284	429,885
Glacier Bancorp, Inc.	7,847	317,490
Hancock Whitney Corp.	9,530	364,951
Home BancShares, Inc.	11,245	211,350
Huntington Bancshares, Inc.	98,820	1,410,161
IBERIABANK Corp.	6,035	455,884
Investors Bancorp, Inc.	19,723	224,053
JPMorgan Chase & Co.	238,232	28,037,524
KeyCorp	101,032	1,802,411
M&T Bank Corp.	12,667	2,001,006
Old National Bancorp	11,143	191,715
PacWest Bancorp	12,658	459,992
People’s United Financial, Inc.	31,260	488,750
Pinnacle Financial Partners, Inc.	9,033	512,623
PNC Financial Services Group, Inc. (The)	40,962	5,741,234
Popular, Inc.	8,844	478,284
Prosperity Bancshares, Inc.	5,222	368,830
Regions Financial Corp.	97,974	1,549,949
Signature Bank	6,217	741,191
Sterling Bancorp	16,872	338,452
SunTrust Banks, Inc.	41,986	2,888,637
SVB Financial Group (1)	5,077	1,060,839

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Synovus Financial Corp.	16,695	597,013
Texas Capital Bancshares, Inc. (1)	3,496	191,056
U.S. Bancorp	155,183	8,587,827
UMB Financial Corp.	4,561	294,549
Umpqua Holdings Corp.	15,457	254,422
United Bankshares, Inc.	13,413	507,950
Valley National Bancorp	33,233	361,243
Webster Financial Corp.	9,519	446,156
Western Alliance Bancorp	10,724	494,162
Wintrust Financial Corp.	5,082	328,450
Zions BanCorp NA	19,371	862,397
		113,361,435

Beverages - 1.9%
Coca-Cola Co. (The)	344,342	18,745,978
Coca-Cola Consolidated, Inc.	610	185,361
Keurig Dr Pepper, Inc. (2)	28,208	770,643
PepsiCo, Inc.	124,682	17,093,902
		36,795,884

Biotechnology - 3.5%
AbbVie, Inc.	142,547	10,793,659
ACADIA Pharmaceuticals, Inc. (1)(2)	12,149	437,243
Alexion Pharmaceuticals, Inc. (1)	25,085	2,456,825
Alkermes plc (1)	18,104	353,209
Allogene Therapeutics, Inc. (1)(2)	6,714	182,990
Alnylam Pharmaceuticals, Inc. (1)	10,212	821,249
Amgen, Inc.	60,995	11,803,142
Amicus Therapeutics, Inc. (1)	29,607	237,448
Biogen, Inc. (1)	18,367	4,276,205
BioMarin Pharmaceutical, Inc. (1)	21,891	1,475,453
Bluebird Bio, Inc. (1)(2)	6,542	600,686
Blueprint Medicines Corp. (1)	4,297	315,701
Celgene Corp. (1)	80,072	7,951,150
Exact Sciences Corp. (1)(2)	14,931	1,349,314
Exelixis, Inc. (1)	31,336	554,177
FibroGen, Inc. (1)	7,104	262,706
Gilead Sciences, Inc.	131,132	8,311,146
Global Blood Therapeutics, Inc. (1)(2)	6,749	327,461
Incyte Corp. (1)	21,206	1,574,121
Ionis Pharmaceuticals, Inc. (1)(2)	16,092	964,072
Neurocrine Biosciences, Inc. (1)	10,736	967,421
Regeneron Pharmaceuticals, Inc. (1)	9,620	2,668,588
Repligen Corp. (1)	5,086	390,045
Sage Therapeutics, Inc. (1)(2)	6,197	869,377
Sarepta Therapeutics, Inc. (1)	7,708	580,567
Seattle Genetics, Inc. (1)	11,407	974,158

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Spark Therapeutics, Inc. (1)	4,276	414,687
Ultragenyx Pharmaceutical, Inc. (1)(2)	6,228	266,434
United Therapeutics Corp. (1)	5,771	460,237
Vertex Pharmaceuticals, Inc. (1)	29,947	5,073,621
		67,713,092

Building Products - 0.6%
Allegion plc	14,629	1,516,296
Armstrong World Industries, Inc.	4,063	392,892
Fortune Brands Home & Security, Inc.	13,569	742,224
Johnson Controls International plc	118,888	5,217,994
Masco Corp.	26,236	1,093,517
Owens Corning	24,756	1,564,579
Trex Co., Inc. (1)(2)	6,435	585,135
		11,112,637

Capital Markets - 3.7%
Affiliated Managers Group, Inc.	5,309	442,505
Ameriprise Financial, Inc.	12,203	1,795,061
Ares Management Corp., Class A	6,671	178,850
Bank of New York Mellon Corp. (The)	82,788	3,742,845
BlackRock, Inc.	11,797	5,257,215
Cboe Global Markets, Inc.	11,506	1,322,154
Charles Schwab Corp. (The)	101,267	4,235,999
CME Group, Inc.	38,422	8,120,105
E*Trade Financial Corp.	24,031	1,049,914
Evercore, Inc., Class A	4,026	322,483
FactSet Research Systems, Inc. (2)	3,232	785,279
Franklin Resources, Inc.	25,559	737,633
Goldman Sachs Group, Inc. (The)	31,312	6,488,786
Houlihan Lokey, Inc.	3,696	166,690
Interactive Brokers Group, Inc., Class A	5,841	314,129
Intercontinental Exchange, Inc.	55,808	5,149,404
Invesco Ltd.	40,979	694,184
KKR & Co., Inc., Class A (2)	52,470	1,408,820
Lazard Ltd., Class A	13,216	462,560
Legg Mason, Inc.	11,212	428,186
LPL Financial Holdings, Inc.	7,905	647,420
MarketAxess Holdings, Inc.	4,921	1,611,627
Moody’s Corp.	15,011	3,074,703
Morgan Stanley	115,304	4,920,022
Morningstar, Inc.	2,902	424,098
MSCI, Inc.	7,539	1,641,617
Nasdaq, Inc.	12,690	1,260,752
Northern Trust Corp.	20,392	1,902,981
Raymond James Financial, Inc.	13,162	1,085,339
S&P Global, Inc.	22,785	5,581,869

10 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
SEI Investments Co.	12,840	760,834
State Street Corp.	28,841	1,707,099
Stifel Financial Corp.	6,656	381,921
T. Rowe Price Group, Inc.	22,364	2,555,087
TD Ameritrade Holding Corp.	26,111	1,219,384
Virtu Financial, Inc., Class A (2)	8,078	132,156
		72,009,711

Chemicals - 1.5%
Air Products & Chemicals, Inc.	28,537	6,331,219
Axalta Coating Systems Ltd. (1)	34,588	1,042,828
Eastman Chemical Co.	21,182	1,563,867
Ecolab, Inc.	32,892	6,513,932
International Flavors & Fragrances, Inc. (2)	15,745	1,931,754
Mosaic Co. (The)	36,384	745,872
PPG Industries, Inc.	36,280	4,299,543
Sensient Technologies Corp.	4,746	325,813
Sherwin-Williams Co. (The)	11,367	6,250,372
		29,005,200

Commercial Services & Supplies - 0.8%
ADT, Inc. (2)	29,389	184,269
Cintas Corp.	7,597	2,036,756
Copart, Inc. (1)	18,568	1,491,567
IAA, Inc. (1)	11,682	487,490
KAR Auction Services, Inc. (2)	11,506	282,472
MSA Safety, Inc.	5,497	599,778
Republic Services, Inc.	39,225	3,394,924
Tetra Tech, Inc.	9,993	866,993
UniFirst Corp.	1,093	213,266
Waste Management, Inc.	58,089	6,680,235
		16,237,750

Communications Equipment - 1.3%
Arista Networks, Inc. (1)	5,042	1,204,635
Ciena Corp. (1)	9,248	362,799
Cisco Systems, Inc.	356,615	17,620,347
CommScope Holding Co., Inc. (1)	15,668	184,256
EchoStar Corp., Class A (1)	4,037	159,946
F5 Networks, Inc. (1)	4,804	674,578
Juniper Networks, Inc.	35,129	869,443
Lumentum Holdings, Inc. (1)	6,465	346,265
Motorola Solutions, Inc.	15,147	2,581,200
ViaSat, Inc. (1)	5,469	411,925
Viavi Solutions, Inc. (1)	13,498	189,039
		24,604,433

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Construction & Engineering - 0.1%
EMCOR Group, Inc.	10,517	905,724
Quanta Services, Inc.	25,764	973,879
		1,879,603

Consumer Finance - 1.0%
Ally Financial, Inc.	38,176	1,265,916
American Express Co.	68,494	8,101,470
Capital One Financial Corp.	44,183	4,019,770
Credit Acceptance Corp. (1)	1,434	661,519
Discover Financial Services	33,202	2,692,350
FirstCash, Inc.	4,396	402,981
OneMain Holdings, Inc.	7,356	269,818
SLM Corp.	36,212	319,571
Synchrony Financial	70,300	2,396,527
		20,129,922

Containers & Packaging - 0.7%
AptarGroup, Inc.	10,511	1,245,028
Ardagh Group S.A.	8,520	133,593
Avery Dennison Corp.	15,389	1,747,729
Ball Corp.	58,985	4,294,698
Berry Global Group, Inc. (1)	17,404	683,455
Crown Holdings, Inc. (1)	21,320	1,408,399
Sealed Air Corp.	25,985	1,078,637
Sonoco Products Co.	17,113	996,148
WestRock Co.	39,077	1,424,357
		13,012,044

Distributors - 0.1%
Genuine Parts Co.	12,174	1,212,409
LKQ Corp. (1)	14,414	453,320
Pool Corp.	3,778	762,023
		2,427,752

Diversified Consumer Services - 0.2%
Bright Horizons Family Solutions, Inc. (1)	6,742	1,028,155
Chegg, Inc. (1)	9,213	275,930
frontdoor, Inc. (1)	7,418	360,292
Graham Holdings Co., Class B	360	238,842
Grand Canyon Education, Inc. (1)	4,376	429,723
H&R Block, Inc. (2)	16,968	400,784
Laureate Education, Inc., Class A (1)	11,854	196,480
Service Corp. International	18,074	864,118
ServiceMaster Global Holdings, Inc. (1)	15,248	852,363
Strategic Education, Inc.	1,152	156,534
		4,803,221

12 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Financial Services - 0.1%
AXA Equitable Holdings, Inc.	25,484	564,725
Jefferies Financial Group, Inc.	9,894	182,050
Voya Financial, Inc.	14,284	777,621
		1,524,396

Diversified Telecommunication Services - 2.3%
AT&T, Inc.	577,200	21,841,248
CenturyLink, Inc.	90,097	1,124,410
GCI Liberty, Inc., Class A (1)	9,494	589,293
Iridium Communications, Inc. (1)	7,792	165,814
Verizon Communications, Inc.	345,059	20,827,761
Vonage Holdings Corp. (1)	16,186	182,902
Zayo Group Holdings, Inc. (1)	18,603	630,642
		45,362,070

Electric Utilities - 1.4%
Alliant Energy Corp.	45,384	2,447,559
Avangrid, Inc.	10,097	527,568
Eversource Energy	56,954	4,867,859
NextEra Energy, Inc.	49,891	11,624,104
Portland General Electric Co.	16,997	958,121
Xcel Energy, Inc.	88,956	5,772,355
		26,197,566

Electrical Equipment - 1.1%
Acuity Brands, Inc.	6,339	854,434
AMETEK, Inc.	36,527	3,353,909
Eaton Corp. plc	59,660	4,960,729
Emerson Electric Co.	82,982	5,548,176
Generac Holdings, Inc. (1)	10,022	785,123
GrafTech International Ltd. (2)	16,166	206,925
Hubbell, Inc.	9,714	1,276,420
nVent Electric plc	15,542	342,546
Regal-Beloit Corp.	8,124	591,833
Rockwell Automation, Inc.	18,697	3,081,266
		21,001,361

Electronic Equipment, Instruments & Components - 0.9%
Amphenol Corp., Class A	45,613	4,401,654
Arrow Electronics, Inc. (1)	6,901	514,677
Avnet, Inc.	7,362	327,499
CDW Corp.	13,425	1,654,497
Corning, Inc.	66,494	1,896,409
Dolby Laboratories, Inc., Class A	4,229	273,363
FLIR Systems, Inc.	12,533	659,110
IPG Photonics Corp. (1)	3,804	515,822

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Jabil, Inc.	15,935	569,995
Keysight Technologies, Inc. (1)	28,640	2,785,240
National Instruments Corp.	6,075	255,089
Novanta, Inc. (1)	4,451	363,736
SYNNEX Corp.	3,656	412,762
Tech Data Corp. (1)	2,537	264,457
Trimble, Inc. (1)	39,732	1,541,999
Zebra Technologies Corp., Class A (1)	4,426	913,394
		17,349,703

Energy Equipment & Services - 0.2%
Baker Hughes, a GE Co.	109,894	2,549,541
National Oilwell Varco, Inc.	68,391	1,449,889
		3,999,430

Entertainment - 2.1%
Activision Blizzard, Inc.	65,726	3,478,220
Cinemark Holdings, Inc.	11,916	460,434
Electronic Arts, Inc. (1)	26,616	2,603,577
Liberty Formula One, Series A (1)	3,959	156,737
Lions Gate Entertainment Corp., Class A	21,949	203,028
Live Nation Entertainment, Inc. (1)	12,666	840,263
Madison Square Garden Co. (The), Class A (1)	1,503	396,071
Netflix, Inc. (1)	38,964	10,427,546
Take-Two Interactive Software, Inc. (1)	9,886	1,239,111
Viacom, Inc., Class B	24,441	587,317
Walt Disney Co. (The)	152,057	19,816,068
World Wrestling Entertainment, Inc., Class A (2)	4,389	312,277
Zynga, Inc., Class A (1)	67,168	390,918
		40,911,567

Food & Staples Retailing - 2.0%
BJ’s Wholesale Club Holdings, Inc. (1)	7,691	198,966
Casey’s General Stores, Inc.	3,463	558,097
Costco Wholesale Corp.	37,023	10,666,697
Kroger Co. (The)	96,007	2,475,060
Performance Food Group Co. (1)	13,397	616,396
Sysco Corp.	63,342	5,029,355
US Foods Holding Corp. (1)	29,592	1,216,231
Walgreens Boots Alliance, Inc.	73,829	4,083,482
Walmart, Inc.	113,720	13,496,290
		38,340,574

Food Products - 1.8%
Bunge Ltd.	14,495	820,707
Campbell Soup Co.	19,495	914,705
Conagra Brands, Inc.	59,779	1,834,020

14 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Darling Ingredients, Inc. (1)	14,274	273,062
Flowers Foods, Inc.	21,301	492,692
General Mills, Inc.	74,526	4,107,873
Hershey Co. (The)	18,221	2,824,073
Hormel Foods Corp. (2)	32,622	1,426,560
Ingredion, Inc.	7,283	595,312
J&J Snack Foods Corp.	2,391	459,072
JM Smucker Co. (The)	14,447	1,589,459
Kellogg Co.	33,327	2,144,592
Kraft Heinz Co. (The)	72,745	2,032,132
Lamb Weston Holdings, Inc.	17,875	1,299,870
Lancaster Colony Corp.	2,069	286,867
McCormick & Co., Inc.	17,947	2,805,116
Mondelez International, Inc., Class A	161,094	8,911,720
Post Holdings, Inc. (1)	8,789	930,228
TreeHouse Foods, Inc. (1)	6,207	344,178
		34,092,238

Gas Utilities - 0.4%
Atmos Energy Corp.	22,073	2,513,894
New Jersey Resources Corp.	18,146	820,562
ONE Gas, Inc.	10,327	992,528
Southwest Gas Holdings, Inc.	10,650	969,576
Spire, Inc.	8,720	760,733
UGI Corp.	31,727	1,594,916
		7,652,209

Health Care Equipment & Supplies - 4.2%
Abbott Laboratories	169,172	14,154,621
ABIOMED, Inc. (1)	5,448	969,145
Align Technology, Inc. (1)	7,715	1,395,798
Baxter International, Inc.	56,952	4,981,591
Becton Dickinson and Co.	29,085	7,357,342
Boston Scientific Corp. (1)	161,174	6,558,170
Cantel Medical Corp.	4,075	304,810
Cooper Cos., Inc. (The)	5,165	1,534,005
Danaher Corp.	68,045	9,827,739
DENTSPLY SIRONA, Inc.	26,055	1,388,992
DexCom, Inc. (1)	12,333	1,840,577
Edwards Lifesciences Corp. (1)	22,820	5,018,346
Globus Medical, Inc., Class A (1)	7,568	386,876
Haemonetics Corp. (1)	6,800	857,752
Hill-Rom Holdings, Inc.	8,729	918,553
Hologic, Inc. (1)	26,454	1,335,662
ICU Medical, Inc. (1)	1,563	249,455
IDEXX Laboratories, Inc. (1)	9,464	2,573,545
Insulet Corp. (1)	7,106	1,171,993

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Integra LifeSciences Holdings Corp. (1)	6,514	391,296
Intuitive Surgical, Inc. (1)	12,478	6,737,246
Masimo Corp. (1)	5,720	851,079
Merit Medical Systems, Inc. (1)	4,384	133,537
Neogen Corp. (1)	8,694	592,148
Novocure Ltd. (1)	8,156	609,906
NuVasive, Inc. (1)	5,628	356,703
Penumbra, Inc. (1)(2)	3,195	429,695
ResMed, Inc.	15,561	2,102,447
STERIS plc	9,409	1,359,506
Tandem Diabetes Care, Inc. (1)	6,298	371,456
Teleflex, Inc.	6,121	2,079,610
Varian Medical Systems, Inc. (1)	9,174	1,092,532
West Pharmaceutical Services, Inc.	8,261	1,171,575
		81,103,708

Health Care Providers & Services - 1.9%
Acadia Healthcare Co., Inc. (1)	9,288	288,671
Amedisys, Inc. (1)	2,901	380,060
Anthem, Inc.	28,430	6,826,043
Centene Corp. (1)	50,594	2,188,696
Chemed Corp.	1,440	601,301
Covetrus, Inc. (1)(2)	10,663	126,783
CVS Health Corp.	134,392	8,476,103
DaVita, Inc. (1)	16,233	926,417
Encompass Health Corp.	11,306	715,444
Ensign Group, Inc. (The)	4,254	201,767
Guardant Health, Inc. (1)	3,357	214,277
HCA Healthcare, Inc.	26,318	3,169,214
HealthEquity, Inc. (1)	7,056	403,215
Henry Schein, Inc. (1)	15,409	978,472
Humana, Inc.	15,894	4,063,619
Laboratory Corp. of America Holdings (1)	10,806	1,815,408
LHC Group, Inc. (1)	3,446	391,328
Molina Healthcare, Inc. (1)	6,700	735,124
Premier, Inc., Class A (1)	10,424	301,462
Quest Diagnostics, Inc.	15,750	1,685,723
WellCare Health Plans, Inc. (1)	6,055	1,569,274
		36,058,401

Health Care Technology - 0.3%
Cerner Corp.	27,231	1,856,337
Medidata Solutions, Inc. (1)	6,358	581,757
Omnicell, Inc. (1)	2,768	200,044
Teladoc Health, Inc. (1)(2)	7,556	511,692
Veeva Systems, Inc., Class A (1)	14,659	2,238,283
		5,388,113

16 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hotels, Restaurants & Leisure - 2.0%
Aramark	32,018	1,395,344
Chipotle Mexican Grill, Inc. (1)	3,580	3,008,883
Choice Hotels International, Inc.	4,491	399,519
Cracker Barrel Old Country Store, Inc. (2)	2,829	460,137
Darden Restaurants, Inc.	16,473	1,947,438
Domino’s Pizza, Inc.	5,080	1,242,517
Dunkin’ Brands Group, Inc.	9,191	729,398
Extended Stay America, Inc.	10,727	157,043
Hilton Worldwide Holdings, Inc.	25,775	2,399,910
Hyatt Hotels Corp., Class A	3,935	289,891
Marriott International, Inc., Class A	24,631	3,063,358
Marriott Vacations Worldwide Corp.	4,782	495,463
Planet Fitness, Inc., Class A (1)	7,853	454,453
Royal Caribbean Cruises Ltd.	18,206	1,972,256
Six Flags Entertainment Corp.	8,945	454,317
Starbucks Corp.	124,209	10,982,560
Texas Roadhouse, Inc.	7,578	397,997
Vail Resorts, Inc.	3,822	869,734
Wendy’s Co. (The)	19,670	393,007
Wyndham Destinations, Inc.	9,867	454,079
Wyndham Hotels & Resorts, Inc.	8,011	414,489
Yum China Holdings, Inc.	43,020	1,954,399
Yum! Brands, Inc.	36,905	4,186,134
		38,122,326

Household Durables - 0.4%
Helen of Troy Ltd. (1)	1,337	210,791
Leggett & Platt, Inc. (2)	10,819	442,930
Lennar Corp., Class A	51,412	2,871,360
Mohawk Industries, Inc. (1)	4,997	619,978
Newell Brands, Inc.	40,503	758,216
Roku, Inc. (1)(2)	6,141	624,908
Tempur Sealy International, Inc. (1)	2,504	193,309
Toll Brothers, Inc.	27,692	1,136,757
Whirlpool Corp.	5,757	911,678
		7,769,927

Household Products - 2.0%
Church & Dwight Co., Inc.	22,366	1,682,818
Clorox Co. (The)	11,538	1,752,276
Colgate-Palmolive Co.	73,904	5,432,683
Energizer Holdings, Inc. (2)	4,550	198,289
Kimberly-Clark Corp.	29,135	4,138,627
Procter & Gamble Co. (The)	207,476	25,805,865
Spectrum Brands Holdings, Inc.	247	13,040
		39,023,598

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Independent Power and Renewable Electricity Producers - 0.2%
AES Corp.	110,876	1,811,714
Clearway Energy, Inc., Class C	13,141	239,823
Ormat Technologies, Inc.	7,630	566,833
TerraForm Power, Inc., Class A	36,108	658,068
		3,276,438

Industrial Conglomerates - 0.9%
3M Co.	57,545	9,460,398
Carlisle Cos., Inc.	12,256	1,783,738
Roper Technologies, Inc.	15,274	5,446,709
		16,690,845

Insurance - 3.1%
Aflac, Inc.	68,585	3,588,367
Alleghany Corp. (1)	1,516	1,209,404
Allstate Corp. (The)	31,859	3,462,436
American Financial Group, Inc.	7,562	815,562
American International Group, Inc.	86,292	4,806,464
American National Insurance Co.	964	119,276
Arch Capital Group Ltd. (1)	40,682	1,707,830
Arthur J. Gallagher & Co.	17,293	1,548,934
Assurant, Inc.	6,385	803,361
Assured Guaranty Ltd.	8,004	355,858
Athene Holding Ltd., Class A (1)	13,907	584,928
Axis Capital Holdings Ltd.	7,432	495,863
Brighthouse Financial, Inc. (1)	10,755	435,255
Brown & Brown, Inc.	22,047	795,015
Cincinnati Financial Corp.	16,059	1,873,604
Enstar Group Ltd. (1)	2,225	422,572
Erie Indemnity Co., Class A	2,468	458,184
Everest Re Group Ltd.	4,221	1,123,166
Fidelity National Financial, Inc.	25,271	1,122,285
First American Financial Corp.	9,087	536,224
Globe Life, Inc.	9,501	909,816
Hanover Insurance Group, Inc. (The)	4,418	598,816
Hartford Financial Services Group, Inc. (The)	35,626	2,159,292
Kemper Corp.	6,395	498,490
Lincoln National Corp.	18,744	1,130,638
Marsh & McLennan Cos., Inc.	44,616	4,463,831
Mercury General Corp.	2,997	167,472
MetLife, Inc.	76,422	3,604,061
Old Republic International Corp.	22,722	535,558
Primerica, Inc.	4,092	520,625
Principal Financial Group, Inc.	28,305	1,617,348
Progressive Corp. (The)	62,121	4,798,847
Prudential Financial, Inc.	34,648	3,116,588

18 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Reinsurance Group of America, Inc.	6,483	1,036,502
RenaissanceRe Holdings Ltd.	4,135	799,916
RLI Corp.	4,743	440,672
Selective Insurance Group, Inc.	4,278	321,663
Travelers Cos., Inc. (The)	25,345	3,768,548
Unum Group	11,691	347,456
White Mountains Insurance Group Ltd.	279	301,320
Willis Towers Watson plc	12,489	2,410,002
		59,812,049

Interactive Media & Services - 3.1%
Alphabet, Inc., Class A (1)	45,284	55,298,104
ANGI Homeservices, Inc., Class A (1)(2)	12,135	85,976
Cargurus, Inc. (1)(2)	4,970	153,822
IAC/InterActiveCorp (1)	7,196	1,568,512
Match Group, Inc. (2)	4,584	327,481
TripAdvisor, Inc. (1)	7,427	287,276
Twitter, Inc. (1)	67,431	2,778,157
		60,499,328

Internet & Direct Marketing Retail - 3.6%
Amazon.com, Inc. (1)	32,864	57,048,946
Booking Holdings, Inc. (1)	3,718	7,296,984
eBay, Inc.	68,036	2,652,043
Etsy, Inc. (1)	10,195	576,018
Expedia Group, Inc.	10,369	1,393,697
GrubHub, Inc. (1)(2)	8,404	472,389
Qurate Retail, Inc., Class A (1)	38,923	401,491
Wayfair, Inc., Class A (1)(2)	5,125	574,615
		70,416,183

IT Services - 6.6%
Accenture plc, Class A	57,223	11,006,844
Akamai Technologies, Inc. (1)	13,942	1,274,020
Alliance Data Systems Corp.	4,657	596,701
Amdocs Ltd.	11,580	765,554
Automatic Data Processing, Inc.	40,308	6,506,517
Black Knight, Inc. (1)	12,081	737,666
Booz Allen Hamilton Holding Corp.	10,840	769,857
Broadridge Financial Solutions, Inc.	9,488	1,180,592
Cognizant Technology Solutions Corp., Class A	51,470	3,101,840
CoreLogic, Inc. (1)	8,647	400,097
DXC Technology Co.	22,759	671,390
EPAM Systems, Inc. (1)	4,507	821,716
Fidelity National Information Services, Inc.	59,491	7,898,025
Fiserv, Inc. (1)	54,689	5,665,234
Gartner, Inc. (1)	9,201	1,315,651

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Genpact Ltd.	11,866	459,807
GoDaddy, Inc., Class A (1)	15,270	1,007,515
International Business Machines Corp.	73,812	10,733,741
Jack Henry & Associates, Inc.	6,808	993,764
LiveRamp Holdings, Inc. (1)	4,575	196,542
MasterCard, Inc., Class A	78,724	21,379,077
MAXIMUS, Inc.	4,457	344,348
MongoDB, Inc. (1)(2)	2,645	318,670
Okta, Inc. (1)	13,553	1,334,428
Paychex, Inc.	29,211	2,417,794
PayPal Holdings, Inc. (1)	112,829	11,687,956
Perspecta, Inc.	9,040	236,125
Sabre Corp.	30,357	679,845
Science Applications International Corp.	5,196	453,871
Square, Inc., Class A (1)(2)	27,491	1,703,067
Twilio, Inc., Class A (1)(2)	13,072	1,437,397
VeriSign, Inc. (1)	12,378	2,334,862
Visa, Inc., Class A	148,600	25,560,686
WEX, Inc. (1)	4,249	858,595
		126,849,794

Leisure Products - 0.1%
Brunswick Corp.	10,100	526,412
Hasbro, Inc.	9,420	1,118,060
Mattel, Inc. (1)	27,163	309,386
		1,953,858

Life Sciences Tools & Services - 1.5%
Agilent Technologies, Inc.	29,043	2,225,565
Bio-Rad Laboratories, Inc., Class A (1)	2,432	809,224
Bio-Techne Corp.	4,129	807,921
Bruker Corp.	11,873	521,581
Charles River Laboratories International, Inc. (1)	5,121	677,867
Illumina, Inc. (1)	16,087	4,893,987
IQVIA Holdings, Inc. (1)	19,741	2,948,911
Mettler-Toledo International, Inc. (1)	2,716	1,913,150
PerkinElmer, Inc.	13,328	1,135,146
PRA Health Sciences, Inc. (1)	5,992	594,586
Syneos Health, Inc. (1)	6,861	365,074
Thermo Fisher Scientific, Inc.	38,194	11,124,766
Waters Corp. (1)	7,935	1,771,330
		29,789,108

Machinery - 3.6%
AGCO Corp.	11,069	837,923
Allison Transmission Holdings, Inc.	20,806	978,922
Caterpillar, Inc.	57,530	7,266,614

20 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
CNH Industrial NV	139,818	1,419,153
Colfax Corp. (1)	17,074	496,171
Crane Co.	9,033	728,331
Cummins, Inc.	21,282	3,461,943
Deere & Co.	40,127	6,768,622
Donaldson Co., Inc.	14,837	772,711
Dover Corp.	22,497	2,239,801
Flowserve Corp.	14,376	671,503
Fortive Corp.	48,674	3,337,090
Gardner Denver Holdings, Inc. (1)	23,835	674,292
Gates Industrial Corp. plc (1)(2)	17,405	175,268
Graco, Inc.	27,728	1,276,597
IDEX Corp.	12,113	1,985,079
Illinois Tool Works, Inc.	40,760	6,378,533
Ingersoll-Rand plc	38,004	4,682,473
ITT, Inc.	15,105	924,275
John Bean Technologies Corp.	3,989	396,626
Lincoln Electric Holdings, Inc.	6,612	573,657
Middleby Corp. (The) (1)	9,329	1,090,560
Navistar International Corp. (1)	11,202	314,888
Nordson Corp.	6,198	906,520
Oshkosh Corp.	7,265	550,687
PACCAR, Inc.	47,192	3,303,912
Parker-Hannifin Corp.	19,874	3,589,443
Pentair plc	20,331	768,512
RBC Bearings, Inc. (1)	3,034	503,371
Rexnord Corp. (1)	19,358	523,634
Snap-on, Inc. (2)	5,065	792,875
Stanley Black & Decker, Inc.	19,993	2,887,189
Timken Co. (The)	5,306	230,864
Toro Co. (The)	18,370	1,346,521
WABCO Holdings, Inc. (1)	8,427	1,127,111
Wabtec Corp. (2)	25,402	1,825,388
Watts Water Technologies, Inc., Class A	4,503	422,066
Woodward, Inc.	10,294	1,110,002
Xylem, Inc.	27,786	2,212,321
		69,551,448

Media - 1.8%
Altice USA, Inc., Class A (1)	26,506	760,192
AMC Networks, Inc., Class A (1)	4,417	217,140
Cable One, Inc.	449	563,360
CBS Corp., Class B	32,195	1,299,712
Charter Communications, Inc., Class A (1)	14,076	5,801,001
Comcast Corp., Class A	374,431	16,879,349
Discovery, Inc., Class A (1)(2)	42,746	1,138,326
DISH Network Corp., Class A (1)	21,025	716,322

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Interpublic Group of Cos., Inc. (The)	39,028	841,444
Liberty Broadband Corp., Class A (1)	15,855	1,657,165
Liberty Latin America Ltd., Class C (1)	10,358	177,070
New York Times Co. (The), Class A (2)	11,362	323,590
Nexstar Media Group, Inc., Class A	3,511	359,210
Omnicom Group, Inc.	21,943	1,718,137
Sinclair Broadcast Group, Inc., Class A	4,782	204,383
Sirius XM Holdings, Inc. (2)	148,536	929,093
TEGNA, Inc.	16,393	254,583
		33,840,077

Metals & Mining - 0.3%
Nucor Corp.	63,734	3,244,698
Reliance Steel & Aluminum Co.	14,107	1,405,904
Steel Dynamics, Inc.	33,493	998,091
		5,648,693

Multi-Utilities - 1.1%
Ameren Corp.	43,193	3,457,600
CenterPoint Energy, Inc.	91,775	2,769,769
CMS Energy Corp.	56,649	3,622,704
Consolidated Edison, Inc.	55,717	5,263,585
Sempra Energy	39,733	5,864,988
		20,978,646

Multiline Retail - 0.5%
Dollar General Corp.	23,007	3,656,733
Kohl’s Corp.	13,802	685,407
Macy’s, Inc. (2)	12,373	192,276
Nordstrom, Inc. (2)	10,531	354,579
Ollie’s Bargain Outlet Holdings, Inc. (1)(2)	6,247	366,324
Target Corp.	41,492	4,435,910
		9,691,229

Personal Products - 0.2%
Coty, Inc., Class A	19,901	209,160
Estee Lauder Cos., Inc. (The), Class A	18,033	3,587,665
		3,796,825

Pharmaceuticals - 3.5%
Bristol-Myers Squibb Co.	174,882	8,868,266
Catalent, Inc. (1)	17,091	814,557
Elanco Animal Health, Inc. (1)	46,754	1,243,189
Eli Lilly & Co.	92,925	10,391,803
Horizon Therapeutics plc (1)	21,295	579,863
Jazz Pharmaceuticals plc (1)	5,771	739,496
Merck & Co., Inc.	232,499	19,571,766

22 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Nektar Therapeutics (1)(2)	20,027	364,792
Perrigo Co. plc	14,795	826,892
Pfizer, Inc.	469,433	16,866,727
Zoetis, Inc.	57,454	7,158,194
		67,425,545

Professional Services - 0.6%
CoStar Group, Inc. (1)	3,526	2,091,623
Exponent, Inc.	4,320	301,968
FTI Consulting, Inc. (1)	2,673	283,311
IHS Markit Ltd. (1)	39,207	2,622,164
Insperity, Inc.	4,680	461,542
ManpowerGroup, Inc.	5,287	445,377
Nielsen Holdings plc	34,224	727,260
Robert Half International, Inc.	11,371	632,910
TransUnion	16,662	1,351,455
TriNet Group, Inc. (1)	3,026	188,187
Verisk Analytics, Inc.	15,953	2,522,807
		11,628,604

Real Estate Management & Development - 0.2%
CBRE Group, Inc., Class A (1)	58,258	3,088,257
Jones Lang LaSalle, Inc.	8,153	1,133,756
		4,222,013

Road & Rail - 1.1%
AMERCO	974	379,899
Genesee & Wyoming, Inc., Class A (1)	5,598	618,635
JB Hunt Transport Services, Inc.	8,786	972,171
Kansas City Southern	10,176	1,353,510
Knight-Swift Transportation Holdings, Inc.	14,062	510,451
Landstar System, Inc.	5,012	564,251
Norfolk Southern Corp.	24,887	4,471,198
Old Dominion Freight Line, Inc.	8,006	1,360,780
Schneider National, Inc., Class B	6,631	144,025
Union Pacific Corp.	68,075	11,026,788
		21,401,708

Semiconductors & Semiconductor Equipment - 4.2%
Advanced Micro Devices, Inc. (1)(2)	95,468	2,767,617
Analog Devices, Inc.	30,998	3,463,407
Applied Materials, Inc.	80,094	3,996,691
Broadcom, Inc.	33,319	9,198,376
Cabot Microelectronics Corp.	1,655	233,703
Cree, Inc. (1)	8,589	420,861
Cypress Semiconductor Corp.	30,257	706,198
Entegris, Inc.	9,992	470,223

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
First Solar, Inc. (1)	6,205	359,952
Intel Corp.	350,766	18,074,972
KLA Corp.	13,373	2,132,325
Lam Research Corp.	11,887	2,747,205
Marvell Technology Group Ltd.	57,317	1,431,205
Maxim Integrated Products, Inc.	23,299	1,349,245
Microchip Technology, Inc. (2)	20,069	1,864,611
Micron Technology, Inc. (1)	87,172	3,735,320
MKS Instruments, Inc.	4,109	379,179
Monolithic Power Systems, Inc.	3,813	593,417
NVIDIA Corp.	47,171	8,211,056
ON Semiconductor Corp. (1)	34,257	658,077
Qorvo, Inc. (1)	11,581	858,615
Silicon Laboratories, Inc. (1)	4,605	512,767
Skyworks Solutions, Inc.	13,884	1,100,307
Teradyne, Inc.	24,927	1,443,523
Texas Instruments, Inc.	81,932	10,588,892
Universal Display Corp.	3,567	598,899
Versum Materials, Inc.	20,875	1,104,914
Xilinx, Inc.	22,847	2,191,027
		81,192,584

Software - 8.5%
ACI Worldwide, Inc. (1)	9,237	289,349
Adobe, Inc. (1)	44,457	12,281,246
Alteryx, Inc., Class A (1)(2)	7,278	781,875
Anaplan, Inc. (1)	12,067	567,149
ANSYS, Inc. (1)	6,970	1,542,879
Appfolio, Inc., Class A (1)(2)	1,712	162,880
Aspen Technology, Inc. (1)	5,924	729,126
Autodesk, Inc. (1)	19,058	2,814,867
Avalara, Inc. (1)	4,530	304,824
Blackbaud, Inc.	3,029	273,640
Blackline, Inc. (1)	3,421	163,558
Cadence Design Systems, Inc. (1)	22,608	1,493,937
CDK Global, Inc.	12,284	590,738
Ceridian HCM Holding, Inc. (1)(2)	4,631	228,632
Citrix Systems, Inc.	11,013	1,062,975
Cornerstone OnDemand, Inc. (1)	3,179	174,273
Coupa Software, Inc. (1)	4,638	600,946
DocuSign, Inc. (1)	9,769	604,896
Dropbox, Inc., Class A (1)	14,917	300,876
Elastic NV (1)	2,364	194,652
Envestnet, Inc. (1)	2,639	149,631
Fair Isaac Corp. (1)	2,809	852,588
FireEye, Inc. (1)	16,363	218,282
Five9, Inc. (1)	6,126	329,211

24 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Fortinet, Inc. (1)	12,744	978,229
Guidewire Software, Inc. (1)	7,502	790,561
HubSpot, Inc. (1)	3,234	490,307
Intuit, Inc.	25,218	6,706,475
j2 Global, Inc. (2)	2,902	263,560
LogMeIn, Inc.	4,385	311,160
Manhattan Associates, Inc. (1)	4,472	360,756
Microsoft Corp.	584,338	81,240,512
New Relic, Inc. (1)	3,504	215,321
Nuance Communications, Inc. (1)	22,461	366,339
Nutanix, Inc., Class A (1)	16,036	420,945
Oracle Corp.	194,412	10,698,492
Palo Alto Networks, Inc. (1)	7,867	1,603,531
Paycom Software, Inc. (1)	4,649	973,919
Paylocity Holding Corp. (1)	2,429	237,022
Pegasystems, Inc.	2,109	143,517
Pivotal Software, Inc., Class A (1)	16,181	241,420
Pluralsight, Inc., Class A (1)(2)	7,011	117,750
Proofpoint, Inc. (1)	4,752	613,246
PTC, Inc. (1)	9,542	650,574
Q2 Holdings, Inc. (1)	2,531	199,620
Qualys, Inc. (1)	2,286	172,753
RealPage, Inc. (1)	6,906	434,111
RingCentral, Inc., Class A (1)	6,882	864,792
salesforce.com, Inc. (1)	78,583	11,664,860
ServiceNow, Inc. (1)	16,880	4,284,988
Smartsheet, Inc., Class A (1)	5,333	192,148
SolarWinds Corp. (1)(2)	9,749	179,869
Splunk, Inc. (1)	13,561	1,598,299
SS&C Technologies Holdings, Inc.	17,509	902,939
Symantec Corp.	53,220	1,257,589
Synopsys, Inc. (1)	13,277	1,822,268
Teradata Corp. (1)	8,463	262,353
Trade Desk, Inc. (The), Class A (1)(2)	2,950	553,272
Tyler Technologies, Inc. (1)	3,418	897,225
Verint Systems, Inc. (1)	7,164	306,476
VMware, Inc., Class A	7,735	1,160,714
Workday, Inc., Class A (1)	14,651	2,490,084
Zendesk, Inc. (1)	9,745	710,216
Zscaler, Inc. (1)(2)	4,729	223,492
		164,314,734

Specialty Retail - 2.7%
Aaron’s, Inc.	3,241	208,267
Advance Auto Parts, Inc.	3,951	653,495
American Eagle Outfitters, Inc.	11,161	181,031
AutoNation, Inc. (1)	4,233	214,613

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 25

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
AutoZone, Inc. (1)	2,062	2,236,486
Best Buy Co., Inc.	20,954	1,445,616
Burlington Stores, Inc. (1)	5,663	1,131,581
CarMax, Inc. (1)(2)	14,240	1,253,120
Dick’s Sporting Goods, Inc. (2)	8,261	337,131
Five Below, Inc. (1)	4,724	595,696
Floor & Decor Holdings, Inc., Class A (1)(2)	4,638	237,234
Foot Locker, Inc.	4,778	206,219
Gap, Inc. (The) (2)	16,734	290,502
Home Depot, Inc. (The)	89,347	20,730,291
L Brands, Inc.	17,311	339,123
Lowe’s Cos., Inc.	62,390	6,860,404
O’Reilly Automotive, Inc. (1)	5,665	2,257,559
Penske Automotive Group, Inc.	4,934	233,280
Ross Stores, Inc.	30,094	3,305,826
Tiffany & Co. (2)	6,517	603,670
TJX Cos., Inc. (The)	94,924	5,291,064
Tractor Supply Co.	10,995	994,388
Ulta Beauty, Inc. (1)	4,940	1,238,211
Williams-Sonoma, Inc. (2)	7,909	537,654
		51,382,461

Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	333,465	74,686,156
Dell Technologies, Class C (1)	13,809	716,135
Hewlett Packard Enterprise Co.	125,058	1,897,130
HP, Inc.	130,619	2,471,312
NCR Corp. (1)	10,633	335,577
NetApp, Inc.	14,578	765,491
Pure Storage, Inc., Class A (1)	16,198	274,394
Seagate Technology plc	23,612	1,270,089
Western Digital Corp.	26,392	1,574,019
Xerox Holdings Corp. (1)	19,442	581,510
		84,571,813

Textiles, Apparel & Luxury Goods - 0.8%
Capri Holdings Ltd. (1)	5,972	198,031
Carter’s, Inc.	4,899	446,838
Columbia Sportswear Co.	2,163	209,573
Deckers Outdoor Corp. (1)	2,041	300,762
Hanesbrands, Inc. (2)	29,803	456,582
lululemon Athletica, Inc. (1)	9,975	1,920,487
NIKE, Inc., Class B	77,418	7,271,099
PVH Corp.	2,960	261,161
Ralph Lauren Corp.	4,242	404,984
Skechers U.S.A., Inc., Class A (1)	10,572	394,864
Tapestry, Inc.	11,888	309,682

26 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Under Armour, Inc., Class A (1)(2)	30,460	607,372
VF Corp.	27,162	2,417,146
		15,198,581

Thrifts & Mortgage Finance - 0.1%
Essent Group Ltd.	10,766	513,215
LendingTree, Inc. (1)(2)	587	182,222
MGIC Investment Corp.	26,159	329,080
New York Community Bancorp, Inc.	45,259	568,001
Radian Group, Inc.	17,030	388,965
TFS Financial Corp. (2)	9,601	173,010
		2,154,493

Trading Companies & Distributors - 0.3%
Air Lease Corp.	11,709	489,670
Fastenal Co.	37,334	1,219,702
HD Supply Holdings, Inc. (1)	29,300	1,147,828
MSC Industrial Direct Co., Inc., Class A	7,733	560,874
United Rentals, Inc. (1)	9,177	1,143,821
Univar Solutions, Inc. (1)	22,702	471,294
W.W. Grainger, Inc.	2,755	818,648
		5,851,837

Transportation Infrastructure - 0.0% (3)
Macquarie Infrastructure Corp.	6,335	250,042

Water Utilities - 0.3%
American Water Works Co., Inc.	34,143	4,241,585
Aqua America, Inc.	36,602	1,640,867
		5,882,452

Wireless Telecommunication Services - 0.1%
Sprint Corp. (1)	48,672	300,306
T-Mobile US, Inc. (1)	27,430	2,160,661
Telephone & Data Systems, Inc.	5,570	143,706
United States Cellular Corp. (1)	3,730	140,174
		2,744,847

Total Common Stocks (Cost $1,484,874,202)		1,926,057,065

SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	5,583,767	5,583,767

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $5,583,767)		5,583,767

TOTAL INVESTMENTS (Cost $1,490,457,969) - 100.0%		1,931,640,832
Other assets and liabilities, net - (0.0%) (3)		(139,256)
NET ASSETS - 100.0%		1,931,501,576

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 27

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing security.
(2) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $41,217,135.
(3) Amount is less than 0.05% or (0.05)%, as applicable.
See notes to financial statements.

28 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $1,490,457,969) - including $41,217,135 of securities on loan	$1,931,640,832
Cash	5,295,963
Receivable for capital shares sold	3,807,129
Dividends and interest receivable	1,320,360
Securities lending income receivable	6,117
Receivable from affiliate	166,359
Directors’ deferred compensation plan	682,070
Other assets	63,015
Total assets	1,942,981,845

LIABILITIES
Payable for capital shares redeemed	4,248,766
Deposits for securities loaned	5,583,767
Payable to affiliates:
Investment advisory fee	190,419
Administrative fee	190,419
Distribution and service fees	113,313
Sub-transfer agency fee	17,362
Directors’ deferred compensation plan	682,070
Accrued expenses	454,153
Total liabilities	11,480,269
NET ASSETS	$1,931,501,576

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$1,499,313,234
Distributable earnings	432,188,342
Total	$1,931,501,576

NET ASSET VALUE PER SHARE
Class A (based on net assets of $321,690,088 and 12,974,942 shares outstanding)	$24.79
Class C (based on net assets of $57,166,629 and 2,462,858 shares outstanding)	$23.21
Class I (based on net assets of $1,143,303,548 and 44,911,986 shares outstanding)	$25.46
Class R6 (based on net assets of $409,341,311 and 16,092,430 shares outstanding)	$25.44

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$26.03
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 29

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $1,733)	$28,108,772
Interest income	87,241
Securities lending income, net	97,543
Total investment income	28,293,556

EXPENSES
Investment advisory fee	2,087,362
Administrative fee	1,947,365
Distribution and service fees:
Class A	731,918
Class C	560,649
Directors’ fees and expenses	97,902
Custodian fees	83,065
Transfer agency fees and expenses	942,407
Accounting fees	325,050
Professional fees	125,016
Registration fees	139,800
Reports to shareholders	61,875
Miscellaneous	104,878
Total expenses	7,207,287
Waiver and/or reimbursement of expenses by affiliates	(2,220,961)
Reimbursement of expenses-other	(40,371)
Net expenses	4,945,955
Net investment income	23,347,601

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investment securities	(12,567,412)

Net change in unrealized appreciation (depreciation) on investment securities	82,987,543

Net realized and unrealized gain	70,420,131

Net increase in net assets resulting from operations	$93,767,732

See notes to financial statements.

30 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$23,347,601	$15,623,324
Net realized gain (loss)	(12,567,412)	40,238,078
Net change in unrealized appreciation (depreciation)	82,987,543	129,722,123
Net increase in net assets resulting from operations	93,767,732	185,583,525

Distributions to shareholders:
Class A shares	(10,046,100)	(5,903,213)
Class C shares	(1,863,717)	(886,272)
Class I shares	(34,899,222)	(14,198,777)
Class R6 shares	(7,520,553)	(2,429,582)
Total distributions to shareholders	(54,329,592)	(23,417,844)

Capital share transactions:
Class A shares	25,897,552	(12,287,621)
Class C shares	(4,368,090)	2,722,942
Class I shares	211,002,163	279,927,291
Class R6 shares (1)	212,488,537	158,817,675
Class Y shares (2)	—	(98,789,579)
Net increase in net assets from capital share transactions	445,020,162	330,390,708

TOTAL INCREASE IN NET ASSETS	484,458,302	492,556,389

NET ASSETS
Beginning of year	1,447,043,274	954,486,885
End of year	$1,931,501,576	$1,447,043,274

(1) For the period from the commencement of operations, October 3, 2017 to September 30, 2018.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.
See notes to financial statements.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 31

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS A SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$24.66	$21.41	$18.80	$17.90	$18.30
Income from investment operations:
Net investment income (1)	0.29	0.27	0.30	0.26	0.23
Net realized and unrealized gain (loss)	0.69	3.46	2.95	1.94	(0.01)
Total from investment operations	0.98	3.73	3.25	2.20	0.22
Distributions from:
Net investment income	(0.22)	(0.25)	(0.22)	(0.18)	(0.13)
Net realized gain	(0.63)	(0.23)	(0.42)	(1.12)	(0.49)
Total distributions	(0.85)	(0.48)	(0.64)	(1.30)	(0.62)
Total increase (decrease) in net asset value	0.13	3.25	2.61	0.90	(0.40)
Net asset value, ending	$24.79	$24.66	$21.41	$18.80	$17.90
Total return (2)	4.33%	17.67%	17.71%	12.68%	1.06%
Ratios to average net assets: (3)
Total expenses	0.62%	0.65%	0.70%	0.71%	0.77%
Net expenses	0.51%	0.54%	0.54%	0.54%	0.68%
Net investment income	1.24%	1.19%	1.51%	1.46%	1.21%
Portfolio turnover	17%	28%	31%	27%	33%
Net assets, ending (in thousands)	$321,690	$291,891	$264,814	$319,773	$269,684

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

32 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS C SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$23.16	$20.16	$17.71	$16.97	$17.41
Income from investment operations:
Net investment income (1)	0.11	0.09	0.15	0.12	0.08
Net realized and unrealized gain	0.64	3.26	2.78	1.82	—	(2)
Total from investment operations	0.75	3.35	2.93	1.94	0.08
Distributions from:
Net investment income	(0.07)	(0.12)	(0.06)	(0.08)	(0.03)
Net realized gain	(0.63)	(0.23)	(0.42)	(1.12)	(0.49)
Total distributions	(0.70)	(0.35)	(0.48)	(1.20)	(0.52)
Total increase (decrease) in net asset value	0.05	3.00	2.45	0.74	(0.44)
Net asset value, ending	$23.21	$23.16	$20.16	$17.71	$16.97
Total return (3)	3.55%	16.79%	16.85%	11.78%	0.30%
Ratios to average net assets: (4)
Total expenses	1.38%	1.40%	1.50%	1.53%	1.57%
Net expenses	1.26%	1.29%	1.29%	1.29%	1.44%
Net investment income	0.49%	0.44%	0.77%	0.70%	0.45%
Portfolio turnover	17%	28%	31%	27%	33%
Net assets, ending (in thousands)	$57,167	$61,814	$51,301	$43,579	$36,398

(1) Computed using average shares outstanding.
(2) Amount is less than $0.005.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

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CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,
CLASS I SHARES	2019	2018	2017	2016	2015
Net asset value, beginning	$25.29	$21.94	$19.26	$18.33	$18.69
Income from investment operations:
Net investment income (1)	0.36	0.36	0.38	0.33	0.33
Net realized and unrealized gain (loss)	0.72	3.54	3.03	1.98	(0.01)
Total from investment operations	1.08	3.90	3.41	2.31	0.32
Distributions from:
Net investment income	(0.28)	(0.32)	(0.31)	(0.26)	(0.19)
Net realized gain	(0.63)	(0.23)	(0.42)	(1.12)	(0.49)
Total distributions	(0.91)	(0.55)	(0.73)	(1.38)	(0.68)
Total increase (decrease) in net asset value	0.17	3.35	2.68	0.93	(0.36)
Net asset value, ending	$25.46	$25.29	$21.94	$19.26	$18.33
Total return (2)	4.68%	18.06%	18.17%	13.00%	1.54%
Ratios to average net assets: (3)
Total expenses	0.37%	0.41%	0.35%	0.36%	0.36%
Net expenses	0.22%	0.19%	0.19%	0.19%	0.20%
Net investment income	1.52%	1.53%	1.87%	1.80%	1.69%
Portfolio turnover	17%	28%	31%	27%	33%
Net assets, ending (in thousands)	$1,143,304	$920,394	$544,751	$387,043	$186,257

(1) Computed using average shares outstanding.
(2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(3) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

See notes to financial statements.

34 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30, 2019	Period Ended September 30, 2018 (1)
CLASS R6 SHARES
Net asset value, beginning	$25.28	$22.09
Income from investment operations:
Net investment income (2)	0.37	0.37
Net realized and unrealized gain	0.72	3.37
Total from investment operations	1.09	3.74
Distributions from:
Net investment income	(0.30)	(0.32)
Net realized gain	(0.63)	(0.23)
Total distributions	(0.93)	(0.55)
Total increase in net asset value	0.16	3.19
Net asset value, ending	$25.44	$25.28
Total return (3)	4.70%	17.21%	(4)
Ratios to average net assets: (5)
Total expenses	0.32%	0.35%	(6)
Net expenses	0.19%	0.19%	(6)
Net investment income	1.55%	1.58%	(6)
Portfolio turnover	17%	28%	(7)
Net assets, ending (in thousands)	$409,341	$172,944

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the year ended September 30, 2018.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert US Large-Cap Core Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Core Responsible Index which measures the investment return of large-capitalization stocks.
The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class C shares are sold without a front-end sales charge, and with certain exceptions, are charged a contingent deferred sales charge of 1% on shares redeemed within 12 months of purchase. Class C shares are only available for purchase through a financial intermediary. Effective January 25, 2019, Class C shares generally automatically convert to Class A shares ten years after their purchase as described in the Fund’s prospectus. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the

36 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1		Level 2	Level 3	Total
Common Stocks	$1,926,057,065	(1)	$—	$—	$1,926,057,065
Short Term Investment of Cash Collateral for Securities Loaned	5,583,767		—	—	5,583,767
Total Investments	$1,931,640,832		$—	$—	$1,931,640,832

(1) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income, is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
E. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.12% (0.15% prior to February 1, 2019) of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $2,087,362.

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CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.49%, 1.24%, 0.24% and 0.19% (0.54%, 1.29%, 0.19% and 0.19% prior to February 1, 2019) for Class A, Class C, Class I and Class R6, respectively, of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $2,220,961.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class C, Class I and Class R6, and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $1,947,365.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class C Plan, the Fund pays EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. In addition, pursuant to the Class C Plan, the Fund also makes payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $731,918 and $560,649 for Class A shares and Class C shares, respectively.
The Fund was informed that EVD received $119,604 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019. The Fund was also informed that EVD received $132 and $2,547 of contingent deferred sales charges (CDSC) paid by Class A and Class C shareholders, respectively for the same period.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $70,763 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $40,371, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $687,718,298 and $272,393,344, respectively.

38 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$19,210,410	$15,669,667
Long-term capital gains	$35,119,182	$7,748,177
During the year ended September 30, 2019, distributable earnings was decreased by $2,031,592 and paid-in capital was increased by $2,031,592 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$16,569,879
Post October capital losses	$(5,871,235)
Net unrealized appreciation (depreciation)	$421,489,698
At September 30, 2019, the Fund had a net capital loss of $5,871,235 attributable to security transactions incurred after October 31, 2018 that it has elected to defer. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending September 30, 2020.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,510,151,134
Gross unrealized appreciation	$454,577,997
Gross unrealized depreciation	(33,088,299)
Net unrealized appreciation (depreciation)	$421,489,698
NOTE 5 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan was $41,217,135 and the total value of collateral received was $41,979,464 comprised of cash of $5,583,767 and U.S. government and/or agencies securities of $36,395,697.

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The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$41,979,464	$—	$—	$—	$41,979,464
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 6 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.

40 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTE 7 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,722,940	$63,137,685	2,371,025	$53,979,910
Reinvestment of distributions	424,532	9,467,075	247,751	5,487,695
Shares redeemed	(2,202,944)	(50,918,507)	(3,150,293)	(71,755,226)
Converted from Class C	192,053	4,211,299	—	—
Net increase (decrease)	1,136,581	$25,897,552	(531,517)	($12,287,621)

Class C
Shares sold	432,146	$9,401,441	484,496	$10,447,748
Reinvestment of distributions	77,141	1,620,740	34,884	730,119
Shares redeemed	(511,788)	(11,178,972)	(395,017)	(8,454,925)
Converted to Class A	(204,127)	(4,211,299)	—	—
Net increase (decrease)	(206,628)	($4,368,090)	124,363	$2,722,942

Class I
Shares sold	21,971,120	$525,308,306	16,497,847	$394,348,574
Reinvestment of distributions	1,457,832	33,296,893	611,981	13,867,487
Shares redeemed	(14,907,892)	(347,603,036)	(10,042,868)	(232,112,974)
Converted from Class Y	—	—	4,490,414	103,824,204
Net increase	8,521,060	$211,002,163	11,557,374	$279,927,291

Class R6 (1)
Shares sold	11,533,607	$268,652,048	7,067,041	$164,419,844
Reinvestment of distributions	329,560	7,520,554	107,266	2,429,582
Shares redeemed	(2,611,743)	(63,684,065)	(333,301)	(8,031,751)
Net increase	9,251,424	$212,488,537	6,841,006	$158,817,675

Class Y (2)
Shares sold	—	$—	380,358	$8,368,552
Shares redeemed	—	—	(151,902)	(3,333,927)
Converted to Class I	—	—	(4,594,764)	(103,824,204)
Net decrease	—	$—	(4,366,308)	($98,789,579)

(1) For the period from the commencement of operations, October 3, 2017, to September 30, 2018.
(2) Effective December 8, 2017, Class Y shares of the Fund converted to Class I shares at net asset value. Thereafter, Class Y shares were terminated.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 41

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert Responsible Index Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Core Responsible Index Fund (the Fund), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

42 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund designates approximately $27,361,168, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 95.04% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2019, $998,939 or, if subsequently determined to be different, the net capital gain of such year.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 43

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2000
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Director	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2000
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

44 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 45

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

46 www.calvert.com CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

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CALVERT US LARGE-CAP CORE RESPONSIBLE INDEX FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24187 9.30.19

Calvert US Large-Cap Growth Responsible Index Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Federal Tax Information
36	Management and Organization
38	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
In the midst of a yearlong trade war with China and slowing economic growth worldwide, U.S. stocks delivered mixed returns during the 12-month period ended September 30, 2019.
U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.
With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the job market was robust during the period with the U.S. unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.
The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
After sliding in August, U.S. equities rebounded in early September before retreating in the final weeks of the period. During the 12-month period ended September 30, 2019, the blue-chip Dow Jones Industrial Average®2 gained 4.21%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 4.25%. The technology-laden Nasdaq Composite Index returned 0.52% during the period.
Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index, during the period.

As a group, value stocks outpaced growth stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.
Fund Performance
For the 12-month period ended September 30, 2019, Calvert US Large-Cap Growth Responsible Index Fund (the Fund) returned 4.51% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the Russell 1000® Growth Index, which returned 3.71%; and underperformed its secondary benchmark, the Calvert US Large-Cap Growth Responsible Index (the Calvert Index), which returned 5.09% during the period.
The Fund’s underperformance versus its secondary benchmark was due to Fund expenses and fees, which the Calvert Index does not incur.
Eight of the Fund’s 11 market sectors delivered positive returns during the period. The weakest-performing sectors were energy, communication services, and health care. The strongest-performing sectors were utilities, consumer staples, and materials.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Thomas C. Seto, Christopher Madden, CFA and Jade Huang, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/19/2015	06/19/2015	4.51%	—%	11.70%
Class A with 4.75% Maximum Sales Charge	—	—	-0.46	—	10.44
Class I at NAV	06/19/2015	06/19/2015	4.82	—	12.08

Russell 1000® Growth Index	—	—	3.71%	13.38%	12.92%
Calvert US Large-Cap Growth Responsible Index	—	—	5.09	—	12.37

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				0.82%	0.57%
Net				0.49	0.24

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$100,000	06/19/2015	$163,031	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]			TEN LARGEST HOLDINGS (% of net assets)[6]

Information Technology	36.6%		Microsoft Corp.	7.2%
Health Care	17.6%		Apple, Inc.	5.4%
Consumer Discretionary	15.0%		Amazon.com. Inc.	5.1%
Communication Services	9.3%		Alphabet, Inc., Class A	4.9%
Industrials	8.4%		Visa, Inc., Class A	2.2%
Consumer Staples	5.7%		MasterCard, Inc., Class A	1.8%
Financials	3.7%		Home Depot, Inc. (The)	1.8%
Materials	2.2%		Merck & Co., Inc.	1.2%
Utilities	1.4%		Abbott Laboratories	1.1%
Real Estate	0.1%		Adobe, Inc.	1.1%
Energy	0.0%	*	Total	31.8%
Total	100.0%

* Amount is less than 0.05%.

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Growth Index is an unmanaged index of U.S. large-cap growth stocks. Calvert US Large-Cap Growth Responsible Index (the “Calvert Index”) is composed of common stocks of large growth companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Large growth companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and growth style factors, excluding real estate investment trusts and business development companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Does not include Short Term Investment of Cash Collateral for Securities Loaned.

6 Excludes cash and cash equivalents.

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning Account Value (4/1/19)	Ending Account Value (9/30/19)	Expenses Paid During Period* (4/1/19 - 9/30/19)	Annualized Expense Ratio
Actual
Class A	$1,000.00	$1,055.90	$2.53**	0.49%
Class I	$1,000.00	$1,057.30	$1.24**	0.24%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48**	0.49%
Class I	$1,000.00	$1,023.87	$1.22**	0.24%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

**Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 99.7%
Aerospace & Defense - 0.3%
Axon Enterprise, Inc. (1)(2)	695	39,462
HEICO Corp.	581	72,555
Hexcel Corp.	986	80,980
Mercury Systems, Inc. (1)	373	30,277
Moog, Inc., Class A	114	9,248
		232,522

Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	277	23,484
Expeditors International of Washington, Inc.	1,191	88,479
United Parcel Service, Inc., Class B	1,647	197,344
		309,307

Airlines - 0.1%
Alaska Air Group, Inc.	166	10,775
JetBlue Airways Corp. (1)	1,727	28,927
Southwest Airlines Co.	302	16,311
Spirit Airlines, Inc. (1)	207	7,514
		63,527

Auto Components - 0.1%
Aptiv plc	457	39,951
Autoliv, Inc.	135	10,649
Gentex Corp.	1,100	30,288
		80,888

Automobiles - 0.3%
Tesla, Inc. (1)(2)	980	236,053
Thor Industries, Inc.	174	9,855
		245,908

Banks - 0.1%
Commerce Bancshares, Inc. (2)	213	12,918
Community Bank System, Inc.	147	9,068
First Financial Bankshares, Inc. (2)	282	9,399
First Republic Bank	329	31,814
Glacier Bancorp, Inc.	156	6,312
SVB Financial Group (1)	45	9,403
Western Alliance Bancorp	283	13,041
		91,955

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Beverages - 1.3%
Coca-Cola Co. (The)	10,322	561,930
Coca-Cola Consolidated, Inc.	48	14,586
PepsiCo, Inc.	4,351	596,522
		1,173,038

Biotechnology - 3.8%
AbbVie, Inc.	9,445	715,175
ACADIA Pharmaceuticals, Inc. (1)(2)	601	21,630
Alexion Pharmaceuticals, Inc. (1)	1,809	177,174
Alkermes plc (1)	1,096	21,383
Alnylam Pharmaceuticals, Inc. (1)	885	71,172
Amgen, Inc.	1,908	369,217
Biogen, Inc. (1)	1,020	237,476
BioMarin Pharmaceutical, Inc. (1)	1,585	106,829
Bluebird Bio, Inc. (1)(2)	460	42,237
Blueprint Medicines Corp. (1)	106	7,788
Celgene Corp. (1)	5,742	570,181
Exact Sciences Corp. (1)(2)	1,226	110,794
Exelixis, Inc. (1)	2,634	46,582
Incyte Corp. (1)	1,479	109,786
Ionis Pharmaceuticals, Inc. (1)	1,076	64,463
Neurocrine Biosciences, Inc. (1)	829	74,701
Regeneron Pharmaceuticals, Inc. (1)	713	197,786
Repligen Corp. (1)	461	35,354
Sarepta Therapeutics, Inc. (1)	667	50,238
Seattle Genetics, Inc. (1)	123	10,504
Spark Therapeutics, Inc. (1)	364	35,301
United Therapeutics Corp. (1)	358	28,551
Vertex Pharmaceuticals, Inc. (1)	2,279	386,108
		3,490,430

Building Products - 0.3%
Allegion plc	1,152	119,405
Armstrong World Industries, Inc.	327	31,621
Fortune Brands Home & Security, Inc.	250	13,675
Masco Corp.	1,321	55,059
Trex Co., Inc. (1)	368	33,462
		253,222

Capital Markets - 2.4%
Affiliated Managers Group, Inc.	109	9,085
Ares Management Corp., Class A	364	9,759
BlackRock, Inc.	19	8,467
Cboe Global Markets, Inc.	799	91,813
Charles Schwab Corp. (The)	3,677	153,809
CME Group, Inc.	1,582	334,340

8 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
E*Trade Financial Corp.	695	30,365
Evercore, Inc., Class A	203	16,260
FactSet Research Systems, Inc.	271	65,845
Houlihan Lokey, Inc.	244	11,004
Interactive Brokers Group, Inc., Class A	162	8,712
Intercontinental Exchange, Inc.	1,792	165,348
Legg Mason, Inc.	270	10,311
LPL Financial Holdings, Inc.	298	24,406
MarketAxess Holdings, Inc.	299	97,922
Moody’s Corp.	1,267	259,520
Morningstar, Inc.	167	24,405
MSCI, Inc.	623	135,658
Nasdaq, Inc.	373	37,058
S&P Global, Inc.	1,917	469,627
SEI Investments Co.	814	48,234
T. Rowe Price Group, Inc.	1,008	115,164
TD Ameritrade Holding Corp.	753	35,165
		2,162,277

Chemicals - 1.5%
Air Products & Chemicals, Inc.	1,177	261,129
Axalta Coating Systems Ltd. (1)	2,606	78,571
Ecolab, Inc.	2,093	414,498
International Flavors & Fragrances, Inc. (2)	934	114,593
PPG Industries, Inc.	936	110,925
Sensient Technologies Corp.	134	9,199
Sherwin-Williams Co. (The)	751	412,952
		1,401,867

Commercial Services & Supplies - 0.9%
ADT, Inc. (2)	1,603	10,051
Cintas Corp.	586	157,107
Copart, Inc. (1)	1,311	105,313
IAA, Inc. (1)	561	23,410
KAR Auction Services, Inc.	561	13,772
MSA Safety, Inc.	379	41,353
Republic Services, Inc.	989	85,598
Tetra Tech, Inc.	433	37,567
UniFirst Corp.	48	9,366
Waste Management, Inc.	3,180	365,700
		849,237

Communications Equipment - 0.7%
Arista Networks, Inc. (1)	379	90,551
Ciena Corp. (1)	976	38,289
Cisco Systems, Inc.	3,671	181,384
CommScope Holding Co., Inc. (1)	828	9,737

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
F5 Networks, Inc. (1)	418	58,696
Lumentum Holdings, Inc. (1)	507	27,155
Motorola Solutions, Inc.	1,306	222,555
ViaSat, Inc. (1)	323	24,328
Viavi Solutions, Inc. (1)	860	12,044
		664,739

Construction & Engineering - 0.0% (3)
EMCOR Group, Inc.	88	7,579

Consumer Finance - 0.3%
American Express Co.	1,539	182,033
Credit Acceptance Corp. (1)	78	35,982
FirstCash, Inc.	259	23,743
		241,758

Containers & Packaging - 0.7%
AptarGroup, Inc.	700	82,915
Ardagh Group S.A.	767	12,027
Avery Dennison Corp.	987	112,094
Ball Corp.	4,098	298,375
Berry Global Group, Inc. (1)	762	29,924
Crown Holdings, Inc. (1)	506	33,426
Sealed Air Corp.	316	13,117
Sonoco Products Co.	153	8,906
		590,784

Distributors - 0.1%
Genuine Parts Co.	97	9,660
LKQ Corp. (1)	587	18,461
Pool Corp.	247	49,820
		77,941

Diversified Consumer Services - 0.2%
Bright Horizons Family Solutions, Inc. (1)	491	74,877
Chegg, Inc. (1)	442	13,238
frontdoor, Inc. (1)	623	30,259
Grand Canyon Education, Inc. (1)	387	38,003
Service Corp. International	344	16,447
ServiceMaster Global Holdings, Inc. (1)	467	26,105
Strategic Education, Inc.	104	14,132
		213,061

10 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Telecommunication Services - 0.1%
Iridium Communications, Inc. (1)	632	13,449
Vonage Holdings Corp. (1)	1,667	18,837
Zayo Group Holdings, Inc. (1)	1,697	57,528
		89,814

Electric Utilities - 0.8%
Alliant Energy Corp.	201	10,840
Eversource Energy	130	11,111
NextEra Energy, Inc.	2,770	645,383
Xcel Energy, Inc.	370	24,009
		691,343

Electrical Equipment - 0.5%
Acuity Brands, Inc.	265	35,719
AMETEK, Inc.	2,517	231,111
Emerson Electric Co.	532	35,570
Generac Holdings, Inc. (1)	634	49,668
Hubbell, Inc.	161	21,155
nVent Electric plc	528	11,637
Rockwell Automation, Inc.	645	106,296
		491,156

Electronic Equipment, Instruments & Components - 1.1%
Amphenol Corp., Class A	3,162	305,133
CDW Corp.	860	105,986
Corning, Inc.	2,364	67,421
Dolby Laboratories, Inc., Class A	182	11,765
FLIR Systems, Inc.	561	29,503
IPG Photonics Corp. (1)	225	30,510
Keysight Technologies, Inc. (1)	2,425	235,831
National Instruments Corp.	486	20,407
Novanta, Inc. (1)	417	34,077
Trimble, Inc. (1)	3,091	119,962
Zebra Technologies Corp., Class A (1)	373	76,976
		1,037,571

Energy Equipment & Services - 0.0% (3)
Baker Hughes, a GE Co.	798	18,514

Entertainment - 2.4%
Activision Blizzard, Inc.	3,644	192,840
Cinemark Holdings, Inc.	270	10,433
Electronic Arts, Inc. (1)	2,059	201,411
Liberty Formula One, Series A (1)	203	8,037
Lions Gate Entertainment Corp., Class A	834	7,715
Live Nation Entertainment, Inc. (1)	1,064	70,586

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Madison Square Garden Co. (The), Class A (1)	97	25,561
Netflix, Inc. (1)	3,070	821,593
Take-Two Interactive Software, Inc. (1)	880	110,299
Walt Disney Co. (The)	5,182	675,318
World Wrestling Entertainment, Inc., Class A (2)	325	23,124
Zynga, Inc., Class A (1)	6,036	35,130
		2,182,047

Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	1,580	455,214
Sysco Corp.	1,825	144,905
Walmart, Inc.	1,722	204,367
		804,486

Food Products - 1.3%
Campbell Soup Co.	776	36,410
Darling Ingredients, Inc. (1)	1,569	30,015
Flowers Foods, Inc.	330	7,633
General Mills, Inc.	796	43,876
Hershey Co. (The)	1,633	253,099
Hormel Foods Corp. (2)	1,176	51,426
J&J Snack Foods Corp.	140	26,880
JM Smucker Co. (The)	302	33,226
Kellogg Co.	278	17,889
Lamb Weston Holdings, Inc.	1,510	109,807
Lancaster Colony Corp.	143	19,827
McCormick & Co., Inc.	1,242	194,125
Mondelez International, Inc., Class A	4,807	265,923
Post Holdings, Inc. (1)	392	41,489
TreeHouse Foods, Inc. (1)	182	10,092
		1,141,717

Gas Utilities - 0.1%
Atmos Energy Corp.	95	10,820
New Jersey Resources Corp.	398	17,998
ONE Gas, Inc.	110	10,572
UGI Corp.	561	28,201
		67,591

Health Care Equipment & Supplies - 6.2%
Abbott Laboratories	12,321	1,030,898
ABIOMED, Inc. (1)	399	70,978
Align Technology, Inc. (1)	635	114,884
Baxter International, Inc.	3,020	264,159
Becton Dickinson and Co.	2,152	544,370
Boston Scientific Corp. (1)	12,110	492,756
Cantel Medical Corp.	352	26,330

12 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Cooper Cos., Inc. (The)	450	133,650
Danaher Corp.	3,696	533,813
DENTSPLY SIRONA, Inc.	1,127	60,080
DexCom, Inc. (1)	905	135,062
Edwards Lifesciences Corp. (1)	1,756	386,162
Globus Medical, Inc., Class A (1)	664	33,944
Haemonetics Corp. (1)	451	56,889
Hill-Rom Holdings, Inc.	602	63,348
Hologic, Inc. (1)	2,355	118,904
ICU Medical, Inc. (1)	142	22,663
IDEXX Laboratories, Inc. (1)	805	218,904
Insulet Corp. (1)	550	90,712
Integra LifeSciences Holdings Corp. (1)	542	32,558
Intuitive Surgical, Inc. (1)	956	516,173
Masimo Corp. (1)	435	64,724
Merit Medical Systems, Inc. (1)	388	11,819
Neogen Corp. (1)	429	29,219
Novocure Ltd. (1)	167	12,488
NuVasive, Inc. (1)	420	26,620
Penumbra, Inc. (1)(2)	283	38,061
ResMed, Inc.	1,305	176,319
STERIS plc	623	90,017
Teleflex, Inc.	437	148,471
Varian Medical Systems, Inc. (1)	583	69,429
West Pharmaceutical Services, Inc.	577	81,830
		5,696,234

Health Care Providers & Services - 0.8%
Acadia Healthcare Co., Inc. (1)	411	12,774
Amedisys, Inc. (1)	249	32,622
Anthem, Inc.	325	78,033
Centene Corp. (1)	624	26,994
Chemed Corp.	135	56,372
Covetrus, Inc. (1)(2)	605	7,193
DaVita, Inc. (1)	1,053	60,095
Encompass Health Corp.	354	22,401
Ensign Group, Inc. (The)	354	16,790
HCA Healthcare, Inc.	751	90,435
HealthEquity, Inc. (1)	490	28,001
Henry Schein, Inc. (1)	420	26,670
Humana, Inc.	203	51,901
Laboratory Corp. of America Holdings (1)	353	59,304
LHC Group, Inc. (1)	214	24,302
Molina Healthcare, Inc. (1)	61	6,693

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Premier, Inc., Class A (1)	569	16,456
Quest Diagnostics, Inc.	205	21,941
WellCare Health Plans, Inc. (1)	283	73,345
		712,322

Health Care Technology - 0.4%
Cerner Corp.	2,360	160,881
Medidata Solutions, Inc. (1)	484	44,286
Omnicell, Inc. (1)	262	18,935
Veeva Systems, Inc., Class A (1)	1,112	169,791
		393,893

Hotels, Restaurants & Leisure - 2.6%
Chipotle Mexican Grill, Inc. (1)	304	255,503
Choice Hotels International, Inc.	220	19,571
Cracker Barrel Old Country Store, Inc. (2)	61	9,922
Darden Restaurants, Inc.	759	89,729
Domino’s Pizza, Inc.	410	100,282
Dunkin’ Brands Group, Inc.	847	67,218
Extended Stay America, Inc.	585	8,564
Hilton Worldwide Holdings, Inc.	1,674	155,866
Hyatt Hotels Corp., Class A	116	8,546
Marriott International, Inc., Class A	1,258	156,457
Marriott Vacations Worldwide Corp.	228	23,623
Planet Fitness, Inc., Class A (1)	702	40,625
Royal Caribbean Cruises Ltd.	275	29,791
Six Flags Entertainment Corp.	175	8,888
Starbucks Corp.	9,059	800,997
Texas Roadhouse, Inc.	376	19,748
Vail Resorts, Inc.	204	46,422
Wendy’s Co. (The)	454	9,071
Wyndham Hotels & Resorts, Inc.	660	34,148
Yum China Holdings, Inc.	3,524	160,095
Yum! Brands, Inc.	3,171	359,687
		2,404,753

Household Durables - 0.1%
Helen of Troy Ltd. (1)	146	23,018
Roku, Inc. (1)(2)	600	61,056
Tempur Sealy International, Inc. (1)	230	17,756
Whirlpool Corp.	52	8,235
		110,065

Household Products - 1.9%
Church & Dwight Co., Inc.	1,791	134,755
Clorox Co. (The)	679	103,120
Colgate-Palmolive Co.	5,649	415,258

14 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Energizer Holdings, Inc. (2)	359	15,645
Kimberly-Clark Corp.	1,491	211,796
Procter & Gamble Co. (The)	7,029	874,267
		1,754,841

Independent Power and Renewable Electricity Producers - 0.0% (3)
Clearway Energy, Inc., Class C	754	13,760
Ormat Technologies, Inc.	341	25,333
		39,093

Industrial Conglomerates - 0.9%
3M Co.	2,271	373,352
Carlisle Cos., Inc.	555	80,775
Roper Technologies, Inc.	1,020	363,732
		817,859

Insurance - 0.9%
Alleghany Corp. (1)	16	12,764
Arch Capital Group Ltd. (1)	215	9,026
Arthur J. Gallagher & Co.	416	37,261
Axis Capital Holdings Ltd.	395	26,354
Brighthouse Financial, Inc. (1)	581	23,513
Brown & Brown, Inc.	1,007	36,313
Erie Indemnity Co., Class A	119	22,092
Everest Re Group Ltd.	204	54,282
Kemper Corp.	125	9,744
Marsh & McLennan Cos., Inc.	3,052	305,353
Primerica, Inc.	125	15,904
Progressive Corp. (The)	1,464	113,094
RenaissanceRe Holdings Ltd.	97	18,765
RLI Corp.	112	10,406
Selective Insurance Group, Inc.	112	8,421
Willis Towers Watson plc	553	106,712
		810,004

Interactive Media & Services - 5.3%
Alphabet, Inc., Class A (1)	3,664	4,474,257
ANGI Homeservices, Inc., Class A (1)(2)	674	4,775
Cargurus, Inc. (1)(2)	526	16,280
IAC/InterActiveCorp (1)	643	140,155
Match Group, Inc. (2)	472	33,719
TripAdvisor, Inc. (1)	771	29,822
Twitter, Inc. (1)	4,124	169,909
		4,868,917

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Internet & Direct Marketing Retail - 6.1%
Amazon.com, Inc. (1)	2,672	4,638,351
Booking Holdings, Inc. (1)	293	575,045
eBay, Inc.	3,715	144,811
Etsy, Inc. (1)	730	41,245
Expedia Group, Inc.	970	130,378
GrubHub, Inc. (1)(2)	618	34,738
Wayfair, Inc., Class A (1)(2)	311	34,869
		5,599,437

IT Services - 9.5%
Accenture plc, Class A	4,723	908,469
Akamai Technologies, Inc. (1)	1,121	102,437
Amdocs Ltd.	527	34,840
Automatic Data Processing, Inc.	2,927	472,476
Black Knight, Inc. (1)	1,006	61,427
Booz Allen Hamilton Holding Corp.	783	55,609
Broadridge Financial Solutions, Inc.	914	113,729
Cognizant Technology Solutions Corp., Class A	2,786	167,898
CoreLogic, Inc. (1)	466	21,562
EPAM Systems, Inc. (1)	419	76,392
Fidelity National Information Services, Inc.	4,687	622,246
Fiserv, Inc. (1)	4,362	451,860
Gartner, Inc. (1)	572	81,790
Genpact Ltd.	1,234	47,818
GoDaddy, Inc., Class A (1)	992	65,452
Jack Henry & Associates, Inc.	502	73,277
MasterCard, Inc., Class A	6,088	1,653,318
MAXIMUS, Inc.	289	22,328
MongoDB, Inc. (1)(2)	386	46,505
Okta, Inc. (1)	979	96,392
Paychex, Inc.	1,961	162,312
PayPal Holdings, Inc. (1)	7,605	787,802
Perspecta, Inc.	903	23,586
Sabre Corp.	496	11,108
Science Applications International Corp.	168	14,675
Square, Inc., Class A (1)(2)	2,637	163,362
Twilio, Inc., Class A (1)(2)	1,031	113,369
VeriSign, Inc. (1)	924	174,294
Visa, Inc., Class A	11,570	1,990,156
WEX, Inc. (1)	315	63,652
		8,680,141

16 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Leisure Products - 0.1%
Brunswick Corp.	474	24,705
Hasbro, Inc.	339	40,236
Mattel, Inc. (1)(2)	887	10,103
		75,044

Life Sciences Tools & Services - 2.3%
Agilent Technologies, Inc.	1,367	104,753
Bio-Rad Laboratories, Inc., Class A (1)	82	27,285
Bio-Techne Corp.	316	61,832
Bruker Corp.	876	38,483
Charles River Laboratories International, Inc. (1)	414	54,801
Illumina, Inc. (1)	1,145	348,332
IQVIA Holdings, Inc. (1)	1,513	226,012
Mettler-Toledo International, Inc. (1)	195	137,358
PerkinElmer, Inc.	880	74,949
PRA Health Sciences, Inc. (1)	552	54,775
Syneos Health, Inc. (1)	561	29,851
Thermo Fisher Scientific, Inc.	2,844	828,372
Waters Corp. (1)	532	118,758
		2,105,561

Machinery - 2.7%
Allison Transmission Holdings, Inc.	1,083	50,955
Caterpillar, Inc.	1,357	171,403
Colfax Corp. (1)	386	11,217
Crane Co.	108	8,708
Deere & Co.	637	107,449
Donaldson Co., Inc.	949	49,424
Dover Corp.	933	92,889
Flowserve Corp.	477	22,281
Fortive Corp.	602	41,273
Gardner Denver Holdings, Inc. (1)	1,478	41,813
Graco, Inc.	2,121	97,651
IDEX Corp.	815	133,562
Illinois Tool Works, Inc.	2,217	346,938
Ingersoll-Rand plc	1,646	202,804
ITT, Inc.	255	15,603
John Bean Technologies Corp.	371	36,889
Lincoln Electric Holdings, Inc.	528	45,809
Middleby Corp. (The) (1)	627	73,296
Nordson Corp.	546	79,858
Parker-Hannifin Corp.	298	53,822
Pentair plc	262	9,904
RBC Bearings, Inc. (1)	311	51,598
Rexnord Corp. (1)	1,134	30,675
Snap-on, Inc. (2)	84	13,149

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Stanley Black & Decker, Inc.	1,174	169,537
Toro Co. (The)	1,386	101,594
WABCO Holdings, Inc. (1)	628	83,995
Wabtec Corp. (2)	705	50,661
Watts Water Technologies, Inc., Class A	111	10,404
Woodward, Inc.	659	71,060
Xylem, Inc.	1,840	146,501
		2,422,722

Media - 1.4%
Altice USA, Inc., Class A (1)	2,650	76,002
Cable One, Inc.	31	38,896
Charter Communications, Inc., Class A (1)	1,123	462,811
Comcast Corp., Class A	7,948	358,296
Discovery, Inc., Class A (1)(2)	2,685	71,501
Liberty Broadband Corp., Class A (1)	1,235	129,082
Liberty Latin America Ltd., Class C (1)	530	9,060
New York Times Co. (The), Class A (2)	860	24,493
Nexstar Media Group, Inc., Class A	158	16,165
Sinclair Broadcast Group, Inc., Class A	188	8,035
Sirius XM Holdings, Inc. (2)	11,482	71,820
		1,266,161

Multi-Utilities - 0.3%
Ameren Corp.	130	10,406
CenterPoint Energy, Inc.	3,227	97,391
CMS Energy Corp.	727	46,492
Sempra Energy	974	143,772
		298,061

Multiline Retail - 0.3%
Dollar General Corp.	1,367	217,271
Ollie’s Bargain Outlet Holdings, Inc. (1)(2)	332	19,468
		236,739

Personal Products - 0.4%
Coty, Inc., Class A	1,075	11,298
Estee Lauder Cos., Inc. (The), Class A	1,522	302,802
		314,100

Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co.	8,435	427,739
Catalent, Inc. (1)	1,156	55,095
Elanco Animal Health, Inc. (1)	1,190	31,642
Eli Lilly & Co.	6,575	735,282
Horizon Therapeutics plc (1)	1,728	47,054
Jazz Pharmaceuticals plc (1)	459	58,816

18 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Merck & Co., Inc.	12,480	1,050,566
Nektar Therapeutics (1)(2)	1,222	22,259
Perrigo Co. plc	687	38,396
Pfizer, Inc.	17,590	632,009
Zoetis, Inc.	4,254	530,006
		3,628,864

Professional Services - 0.9%
CoStar Group, Inc. (1)	292	173,214
Exponent, Inc.	259	18,104
FTI Consulting, Inc. (1)	119	12,613
IHS Markit Ltd. (1)	2,743	183,452
Insperity, Inc.	284	28,008
Nielsen Holdings plc	1,894	40,248
Robert Half International, Inc.	529	29,444
TransUnion	1,428	115,825
TriNet Group, Inc. (1)	334	20,771
Verisk Analytics, Inc.	1,255	198,466
		820,145

Real Estate Management & Development - 0.1%
CBRE Group, Inc., Class A (1)	1,874	99,341

Road & Rail - 1.2%
AMERCO	27	10,531
Genesee & Wyoming, Inc., Class A (1)	104	11,493
JB Hunt Transport Services, Inc.	441	48,797
Kansas City Southern	377	50,145
Landstar System, Inc.	261	29,383
Norfolk Southern Corp.	1,155	207,507
Old Dominion Freight Line, Inc.	545	92,634
Union Pacific Corp.	4,007	649,054
		1,099,544

Semiconductors & Semiconductor Equipment - 5.3%
Advanced Micro Devices, Inc. (1)(2)	7,763	225,049
Analog Devices, Inc.	2,118	236,644
Applied Materials, Inc.	6,147	306,735
Broadcom, Inc.	2,742	756,984
Cabot Microelectronics Corp.	216	30,501
Cree, Inc. (1)	271	13,279
Cypress Semiconductor Corp.	550	12,837
Entegris, Inc.	970	45,648
Intel Corp.	5,370	276,716
KLA Corp.	681	108,586
Lam Research Corp.	883	204,070
Marvell Technology Group Ltd.	2,305	57,556

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Maxim Integrated Products, Inc.	1,008	58,373
Microchip Technology, Inc. (2)	1,573	146,148
Micron Technology, Inc. (1)	4,354	186,569
MKS Instruments, Inc.	494	45,586
Monolithic Power Systems, Inc.	280	43,576
NVIDIA Corp.	3,892	677,481
ON Semiconductor Corp. (1)	1,608	30,890
Qorvo, Inc. (1)	804	59,609
Silicon Laboratories, Inc. (1)	317	35,298
Skyworks Solutions, Inc.	528	41,844
Teradyne, Inc.	1,797	104,064
Texas Instruments, Inc.	6,473	836,571
Universal Display Corp.	357	59,940
Versum Materials, Inc.	1,431	75,743
Xilinx, Inc.	1,846	177,031
		4,853,328

Software - 13.9%
ACI Worldwide, Inc. (1)	691	21,646
Adobe, Inc. (1)	3,512	970,190
Alteryx, Inc., Class A (1)(2)	477	51,244
ANSYS, Inc. (1)	606	134,144
Appfolio, Inc., Class A (1)(2)	102	9,704
Aspen Technology, Inc. (1)	546	67,202
Autodesk, Inc. (1)	1,193	176,206
Blackbaud, Inc.	369	33,335
Blackline, Inc. (1)	356	17,020
Cadence Design Systems, Inc. (1)	2,128	140,618
CDK Global, Inc.	881	42,367
Ceridian HCM Holding, Inc. (1)	519	25,623
Citrix Systems, Inc.	919	88,702
Cornerstone OnDemand, Inc. (1)	317	17,378
Coupa Software, Inc. (1)	485	62,841
Envestnet, Inc. (1)	349	19,788
Fair Isaac Corp. (1)	245	74,362
FireEye, Inc. (1)	765	10,205
Five9, Inc. (1)	471	25,312
Fortinet, Inc. (1)	1,095	84,052
Guidewire Software, Inc. (1)	456	48,053
HubSpot, Inc. (1)	355	53,822
Intuit, Inc.	2,020	537,199
j2 Global, Inc. (2)	355	32,241
LogMeIn, Inc.	296	21,004
Manhattan Associates, Inc. (1)	476	38,399
Microsoft Corp.	47,501	6,604,064
New Relic, Inc. (1)	377	23,167
Nuance Communications, Inc. (1)	911	14,858

20 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Nutanix, Inc., Class A (1)	970	25,463
Oracle Corp.	7,807	429,619
Palo Alto Networks, Inc. (1)	640	130,451
Paycom Software, Inc. (1)	436	91,338
Paylocity Holding Corp. (1)	255	24,883
Pegasystems, Inc.	232	15,788
Proofpoint, Inc. (1)	392	50,588
PTC, Inc. (1)	792	53,999
Q2 Holdings, Inc. (1)	364	28,709
Qualys, Inc. (1)	248	18,741
RealPage, Inc. (1)	559	35,139
RingCentral, Inc., Class A (1)	588	73,888
salesforce.com, Inc. (1)	6,244	926,859
ServiceNow, Inc. (1)	1,385	351,582
SolarWinds Corp. (1)(2)	532	9,815
Splunk, Inc. (1)	1,069	125,992
SS&C Technologies Holdings, Inc.	1,475	76,066
Symantec Corp.	4,274	100,995
Synopsys, Inc. (1)	1,143	156,877
Teradata Corp. (1)	808	25,048
Trade Desk, Inc. (The), Class A (1)(2)	333	62,454
Tyler Technologies, Inc. (1)	261	68,513
Verint Systems, Inc. (1)	475	20,321
VMware, Inc., Class A	565	84,784
Workday, Inc., Class A (1)	1,273	216,359
Zendesk, Inc. (1)	875	63,770
		12,712,787

Specialty Retail - 4.0%
Aaron’s, Inc.	164	10,539
Advance Auto Parts, Inc.	189	31,261
American Eagle Outfitters, Inc.	548	8,888
AutoZone, Inc. (1)	161	174,624
Burlington Stores, Inc. (1)	441	88,121
CarMax, Inc. (1)	296	26,048
Five Below, Inc. (1)	347	43,757
Floor & Decor Holdings, Inc., Class A (1)	432	22,097
Home Depot, Inc. (The)	7,119	1,651,750
Lowe’s Cos., Inc.	4,516	496,579
O’Reilly Automotive, Inc. (1)	482	192,082
Ross Stores, Inc.	2,364	259,685
Tiffany & Co. (2)	268	24,825
TJX Cos., Inc. (The)	7,942	442,687

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Tractor Supply Co.	810	73,256
Ulta Beauty, Inc. (1)	389	97,503
Williams-Sonoma, Inc. (2)	117	7,954
		3,651,656

Technology Hardware, Storage & Peripherals - 5.8%
Apple, Inc.	22,117	4,953,544
Dell Technologies, Class C (1)	806	41,799
Hewlett Packard Enterprise Co.	8,636	131,008
NCR Corp. (1)	773	24,396
NetApp, Inc.	566	29,721
Pure Storage, Inc., Class A (1)	1,012	17,143
Western Digital Corp.	1,918	114,390
		5,312,001

Textiles, Apparel & Luxury Goods - 1.0%
Capri Holdings Ltd. (1)	254	8,423
Carter’s, Inc.	93	8,483
Columbia Sportswear Co.	98	9,495
Deckers Outdoor Corp. (1)	176	25,935
lululemon Athletica, Inc. (1)	743	143,050
NIKE, Inc., Class B	6,038	567,089
Ralph Lauren Corp.	77	7,351
Skechers U.S.A., Inc., Class A (1)	281	10,495
Under Armour, Inc., Class A (1)(2)	2,084	41,555
VF Corp.	1,284	114,263
		936,139

Thrifts & Mortgage Finance - 0.1%
Essent Group Ltd.	458	21,833
LendingTree, Inc. (1)(2)	44	13,659
TFS Financial Corp. (2)	442	7,965
		43,457

Trading Companies & Distributors - 0.3%
Fastenal Co.	3,559	116,273
HD Supply Holdings, Inc. (1)	931	36,472
MSC Industrial Direct Co., Inc., Class A	133	9,646
United Rentals, Inc. (1)	97	12,090
Univar Solutions, Inc. (1)	1,604	33,299
W.W. Grainger, Inc.	176	52,298
		260,078

Transportation Infrastructure - 0.0% (3)
Macquarie Infrastructure Corp.	248	9,789

22 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Water Utilities - 0.2%
American Water Works Co., Inc.	987	122,615
Aqua America, Inc.	1,249	55,993
		178,608

Wireless Telecommunication Services - 0.1%
Sprint Corp. (1)	2,459	15,172
T-Mobile US, Inc. (1)	1,111	87,513
		102,685

Total Common Stocks (Cost $66,578,032)		90,988,648

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.4%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	373,176	373,176

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $373,176)		373,176

TOTAL INVESTMENTS (Cost $66,951,208) - 100.1%		91,361,824
Other assets and liabilities, net - (0.1%)		(52,604)
NET ASSETS - 100.0%		91,309,220

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing security.
(2) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $2,047,751.
(3) Amount is less than 0.05%.
See notes to financial statements.

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CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $66,951,208) - including $2,047,751 of securities on loan	$91,361,824
Cash	374
Receivable for investments sold	1,506,058
Receivable for capital shares sold	370,394
Dividends receivable	39,764
Securities lending income receivable	353
Receivable from affiliate	13,543
Directors’ deferred compensation plan	37,332
Other assets	3,225
Total assets	93,332,867

LIABILITIES
Payable for investments purchased	203,208
Payable for capital shares redeemed	21,988
Deposits for securities loaned	373,176
Payable to affiliates:
Investment advisory fee	9,135
Administrative fee	9,135
Distribution and service fees	3,434
Sub-transfer agency fee	1,841
Directors’ deferred compensation plan	37,332
Accrued expenses	66,203
Demand note payable	1,298,195
Total liabilities	2,023,647
NET ASSETS	$91,309,220

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$66,366,365
Distributable earnings	24,942,855
Total	$91,309,220

NET ASSET VALUE PER SHARE
Class A (based on net assets of $16,361,394 and 551,753 shares outstanding)	$29.65
Class I (based on net assets of $74,947,826 and 2,508,556 shares outstanding)	$29.88

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$31.13
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

24 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $62)	$975,163
Interest income	4,355
Securities lending income, net	3,824
Total investment income	983,342

EXPENSES
Investment advisory fee	102,465
Administrative fee	95,452
Distribution and service fees:
Class A	37,539
Directors’ fees and expenses	4,723
Custodian fees	40,185
Transfer agency fees and expenses	37,277
Accounting fees	18,873
Professional fees	30,274
Registration fees	53,127
Reports to shareholders	15,274
Miscellaneous	16,376
Total expenses	451,565
Waiver and/or reimbursement of expenses by affiliate	(220,341)
Reimbursement of expenses-other	(1,955)
Net expenses	229,269
Net investment income	754,073

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investment securities	442,366

Net change in unrealized appreciation (depreciation) on investment securities	3,588,965

Net realized and unrealized gain	4,031,331

Net increase in net assets resulting from operations	$4,785,404
See notes to financial statements.

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CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$754,073	$569,558
Net realized gain	442,366	3,169,430
Net change in unrealized appreciation (depreciation)	3,588,965	10,385,967
Net increase in net assets resulting from operations	4,785,404	14,124,955

Distributions to shareholders:
Class A shares	(659,649)	(179,504)
Class I shares	(2,888,632)	(1,025,061)
Total distributions to shareholders	(3,548,281)	(1,204,565)

Capital share transactions:
Class A shares	2,133,569	5,729,907
Class C shares (1)	—	(1,384,779)
Class I shares	13,535,760	8,997,243
Class Y shares (1)	—	(3,565,268)
Net increase in net assets from capital share transactions	15,669,329	9,777,103

TOTAL INCREASE IN NET ASSETS	16,906,452	22,697,493

NET ASSETS
Beginning of year	74,402,768	51,705,275
End of year	$91,309,220	$74,402,768

(1) Effective December 8, 2017, Class C shares of the Fund converted to Class A shares and Class Y shares converted to Class I shares at net asset value. Thereafter, Class C shares and Class Y shares were terminated.

See notes to financial statements.

26 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,					Period Ended September 30,
CLASS A SHARES	2019	2018	2017	2016		2015 (1)
Net asset value, beginning	$29.83	$24.35	$20.66	$18.55		$20.00
Income from investment operations:
Net investment income (2)	0.20	0.17	0.21	0.15		0.03
Net realized and unrealized gain (loss)	0.96	5.84	3.64	2.00		(1.48)
Total from investment operations	1.16	6.01	3.85	2.15		(1.45)
Distributions from:
Net investment income	(0.20)	(0.19)	(0.16)	(0.04)		—
Net realized gain	(1.14)	(0.34)	—	—	(3)	—
Total distributions	(1.34)	(0.53)	(0.16)	(0.04)		—
Total increase (decrease) in net asset value	(0.18)	5.48	3.69	2.11		(1.45)
Net asset value, ending	$29.65	$29.83	$24.35	$20.66		$18.55
Total return (4)	4.51%	25.03%	18.76%	11.63%		(7.25%)	(5)
Ratios to average net assets: (6)
Total expenses	0.77%	0.82%	1.53%	1.45%		7.70%	(7)
Net expenses	0.51%	0.57%	0.57%	0.57%		0.57%	(7)
Net investment income	0.72%	0.63%	0.92%	0.77%		0.60%	(7)
Portfolio turnover	34%	54%	75%	43%		3%	(5)
Net assets, ending (in thousands)	$16,361	$14,036	$6,214	$4,403		$2,100

(1) From June 19, 2015 inception.
(2) Computed using average shares outstanding.
(3) Amount is less than $0.005.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Not annualized.
(6) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(7) Annualized.
See notes to financial statements.

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 27

CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,					Period Ended September 30,
CLASS I SHARES	2019	2018	2017	2016		2015 (1)
Net asset value, beginning	$30.02	$24.45	$20.74	$18.57		$20.00
Income from investment operations:
Net investment income (2)	0.28	0.26	0.28	0.22		0.05
Net realized and unrealized gain (loss)	0.97	5.87	3.66	2.01		(1.48)
Total from investment operations	1.25	6.13	3.94	2.23		(1.43)
Distributions from:
Net investment income	(0.25)	(0.22)	(0.23)	(0.06)		—
Net realized gain	(1.14)	(0.34)	—	—	(3)	—
Total distributions	(1.39)	(0.56)	(0.23)	(0.06)		—
Total increase (decrease) in net asset value	(0.14)	5.57	3.71	2.17		(1.43)
Net asset value, ending	$29.88	$30.02	$24.45	$20.74		$18.57
Total return (4)	4.82%	25.46%	19.20%	12.02%		(7.15%)	(5)
Ratios to average net assets: (6)
Total expenses	0.52%	0.58%	0.58%	0.61%		7.16%	(7)
Net expenses	0.24%	0.22%	0.22%	0.22%		0.22%	(7)
Net investment income	1.00%	0.98%	1.26%	1.12%		0.95%	(7)
Portfolio turnover	34%	54%	75%	43%		3%	(5)
Net assets, ending (in thousands)	$74,948	$60,367	$40,821	$38,646		$1,964

(1) From June 19, 2015 inception.
(2) Computed using average shares outstanding.
(3) Amount is less than $0.005.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Not annualized.
(6) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(7) Annualized.
See notes to financial statements.

28 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert US Large-Cap Growth Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Growth Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.

The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT 29

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1		Level 2	Level 3	Total
Common Stocks	$90,988,648	(1)	$—	$—	$90,988,648
Short Term Investment of Cash Collateral for Securities Loaned	373,176		—	—	373,176
Total Investments	$91,361,824		$—	$—	$91,361,824

(1) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
E. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.12% (0.15% prior to February 1, 2019) of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $102,465.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.49% and 0.24% (0.57% and 0.22% prior to February 1, 2019) for Class A and Class I, respectively, of such class’ average daily net assets. The expense reimbursement agreement with

30 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT

CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $220,341.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fee of $95,452.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $37,539 for Class A shares.
The Fund was informed that EVD received $12,356 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $7,165 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $1,955, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $40,284,146 and $27,284,181, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$1,256,114	$971,621
Long-term capital gains	$2,292,167	$232,944
During the year ended September 30, 2019, distributable earnings was decreased by $114,307 and paid-in capital was increased by $114,307 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

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As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$510,875
Undistributed long-term capital gains	$854,258
Net unrealized appreciation (depreciation)	$23,577,722
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$67,784,102
Gross unrealized appreciation	$24,893,841
Gross unrealized depreciation	(1,316,119)
Net unrealized appreciation (depreciation)	$23,577,722
NOTE 5 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan was $2,047,751 and the total value of collateral received was $2,081,642, comprised of cash of $373,176 and U.S. government and/or agencies securities of $1,708,466.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,081,642	$—	$—	$—	$2,081,642
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 6 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At September 30, 2019, the Fund

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had a balance outstanding pursuant to this line of credit of $1,298,195 at an interest rate of 3.02%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2019. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.
NOTE 7 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	213,791	$5,900,799	209,278	$5,642,635
Reinvestment of distributions	24,401	636,373	6,567	168,039
Shares redeemed	(156,940)	(4,403,603)	(60,689)	(1,629,132)
Converted from Class C	—	—	60,153	1,548,365
Net increase	81,252	$2,133,569	215,309	$5,729,907

Class C (1)
Shares sold	—	$—	6,771	$168,220
Shares redeemed	—	—	(188)	(4,634)
Converted to Class A	—	—	(60,884)	(1,548,365)
Net decrease	—	$—	(54,301)	($1,384,779)

Class I
Shares sold	812,027	$22,472,686	338,223	$9,334,833
Reinvestment of distributions	107,074	2,807,470	39,836	1,022,977
Shares redeemed	(421,553)	(11,744,396)	(189,969)	(5,318,806)
Converted from Class Y	—	—	153,064	3,958,239
Net increase	497,548	$13,535,760	341,154	$8,997,243

Class Y (1)
Shares sold	—	$—	20,856	$526,772
Shares redeemed	—	—	(5,271)	(133,801)
Converted to Class I	—	—	(153,307)	(3,958,239)
Net decrease	—	$—	(137,722)	($3,565,268)

(1) Effective December 8, 2017, Class C shares of the Fund converted to Class A shares and Class Y shares converted to Class I shares at net asset value. Thereafter, Class C shares and Class Y shares were terminated.

At September 30, 2019, Calvert Aggressive Allocation Fund and Calvert Moderate Allocation Fund owned in the aggregate 39.4% of the value of the outstanding shares of the Fund.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert Responsible Index Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Growth Responsible Index Fund (the Fund), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund designates approximately $950,939, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 60.69% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2019, $999,413 or, if subsequently determined to be different, the net capital gain of such year.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2000
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Director	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2000
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

36 www.calvert.com CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT US LARGE-CAP GROWTH RESPONSIBLE INDEX FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24189 9.30.19

Calvert US Large-Cap Value Responsible Index Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

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2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
33	Report of Independent Registered Public Accounting Firm
34	Federal Tax Information
35	Management and Organization
37	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
In the midst of a yearlong trade war with China and slowing economic growth worldwide, U.S. stocks delivered mixed returns during the 12-month period ended September 30, 2019.
U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.
With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the job market was robust during the period with the U.S. unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.
The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
After sliding in August, U.S. equities rebounded in early September before retreating in the final weeks of the period. During the 12-month period ended September 30, 2019, the blue-chip Dow Jones Industrial Average®2 gained 4.21%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 4.25%. The technology-laden Nasdaq Composite Index returned 0.52% during the period.
Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index, during the period. As a group, value stocks outpaced growth stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.
Fund Performance
For the 12-month period ended September 30, 2019, Calvert US Large-Cap Value Responsible Index Fund (the Fund) returned 3.18% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell 1000® Value Index, which returned 4.00%; and underperformed its secondary benchmark, the Calvert US Large-Cap Value Responsible Index (the Calvert Index), which returned 3.71% during the period.
The Fund’s underperformance versus its secondary benchmark was due to Fund expenses and fees, which the Calvert Index does not incur.
Eight of the Fund’s 11 market sectors delivered positive returns during the period. The weakest-performing sectors were energy, health care, and consumer discretionary. The strongest-performing sectors were utilities, consumer staples, and communication services.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Thomas C. Seto, Christopher Madden, CFA and Jade Huang, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	06/19/2015	06/19/2015	3.18%	—%	6.89%
Class A with 4.75% Maximum Sales Charge	—	—	-1.73	—	5.68
Class I at NAV	06/19/2015	06/19/2015	3.46	—	7.24

Russell 1000® Value Index	—	—	4.00%	7.79%	7.51%
Calvert US Large-Cap Value Responsible Index	—	—	3.71	—	7.54

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				0.71%	0.46%
Net				0.49	0.24

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$100,000	06/19/2015	$134,919	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Financials	29.8%	JPMorgan Chase & Co.	3.2%
Industrials	13.1%	AT&T, Inc.	2.5%
Consumer Staples	11.3%	Bank of America Corp.	2.4%
Information Technology	11.1%	Verizon Communications, Inc.	2.3%
Health Care	10.3%	Apple, Inc.	1.8%
Communication Services	9.4%	Procter & Gamble Co. (The)	1.7%
Consumer Discretionary	6.5%	Cisco Systems, Inc.	1.7%
Utilities	4.9%	Intel Corp.	1.7%
Materials	2.7%	Citigroup, Inc.	1.4%
Energy	0.5%	Coca-Cola Co. (The)	1.4%
Real Estate	0.4%	Total	20.1%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

4 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell 1000® Value Index is an unmanaged index of U.S. large-cap value stocks. Calvert US Large-Cap Value Responsible Index (the “Calvert Index”) is composed of common stocks of large value companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Large value companies are selected from the 1,000 largest publicly traded U.S. companies based on market capitalization and value style factors, excluding real estate investment trusts and business development companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable.

It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Does not include Short Term Investment of Cash Collateral for Securities Loaned.

6 Excludes cash and cash equivalents.

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,063.70	$2.53**	0.49%
Class I	$1,000.00	$1,064.70	$1.24**	0.24%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48**	0.49%
Class I	$1,000.00	$1,023.87	$1.22**	0.24%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 99.5%

Aerospace & Defense - 0.1%
Hexcel Corp.	1,445	118,678
Moog, Inc., Class A	3,019	244,901
		363,579

Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc.	6,894	584,473
Expeditors International of Washington, Inc.	328	24,367
FedEx Corp.	12,047	1,753,682
United Parcel Service, Inc., Class B	22,891	2,742,800
		5,105,322

Airlines - 1.2%
Alaska Air Group, Inc.	7,397	480,139
American Airlines Group, Inc. (1)	25,970	700,411
Delta Air Lines, Inc.	31,229	1,798,790
JetBlue Airways Corp. (2)	2,216	37,118
SkyWest, Inc.	3,151	180,867
Southwest Airlines Co.	26,644	1,439,043
Spirit Airlines, Inc. (2)	3,646	132,350
United Airlines Holdings, Inc. (2)	3,875	342,589
		5,111,307

Auto Components - 0.6%
Aptiv plc	12,407	1,084,620
Autoliv, Inc.	3,894	307,159
BorgWarner, Inc.	13,379	490,741
Gentex Corp.	6,021	165,788
Lear Corp.	3,832	451,793
		2,500,101

Automobiles - 0.6%
Ford Motor Co.	209,386	1,917,976
Harley-Davidson, Inc. (1)	10,113	363,764
Thor Industries, Inc.	2,164	122,569
		2,404,309

Banks - 14.0%
Associated Banc-Corp.	10,419	210,985
BancorpSouth Bank	5,920	175,291
Bank of America Corp.	340,755	9,939,823
Bank of Hawaii Corp. (1)	2,913	250,314

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Bank OZK	8,317	226,805
BankUnited, Inc.	6,290	211,470
BB&T Corp.	37,837	2,019,361
BOK Financial Corp.	2,379	188,298
CenterState Bank Corp.	9,255	221,981
CIT Group, Inc.	5,884	266,604
Citigroup, Inc.	87,140	6,019,631
Citizens Financial Group, Inc.	29,404	1,040,020
Comerica, Inc.	10,425	687,946
Commerce Bancshares, Inc. (1)	6,691	405,809
Community Bank System, Inc.	3,051	188,216
Cullen/Frost Bankers, Inc. (1)	4,024	356,325
CVB Financial Corp.	6,927	144,567
East West Bancorp, Inc.	9,728	430,853
Fifth Third Bancorp	48,505	1,328,067
First Citizens BancShares, Inc., Class A	427	201,352
First Financial Bankshares, Inc. (1)	3,774	125,787
First Hawaiian, Inc.	8,926	238,324
First Horizon National Corp.	20,662	334,724
First Republic Bank	6,789	656,496
FNB Corp.	22,014	253,821
Glacier Bancorp, Inc.	5,210	210,797
Hancock Whitney Corp.	5,799	222,073
Home BancShares, Inc.	10,525	197,817
Huntington Bancshares, Inc.	69,592	993,078
IBERIABANK Corp.	3,472	262,275
Investors Bancorp, Inc.	16,650	189,144
JPMorgan Chase & Co.	114,731	13,502,691
KeyCorp	67,548	1,205,056
M&T Bank Corp.	8,273	1,306,886
Old National Bancorp	9,343	160,746
PacWest Bancorp	7,743	281,381
People’s United Financial, Inc.	25,342	396,222
Pinnacle Financial Partners, Inc.	4,712	267,406
PNC Financial Services Group, Inc. (The)	20,309	2,846,510
Popular, Inc.	6,673	360,876
Prosperity Bancshares, Inc.	4,472	315,857
Regions Financial Corp.	64,092	1,013,936
Signature Bank	3,668	437,299
Sterling Bancorp	11,022	221,101
SunTrust Banks, Inc.	24,408	1,679,270
SVB Financial Group (2)	2,418	505,241
Synovus Financial Corp.	10,340	369,758
Texas Capital Bancshares, Inc. (2)	3,373	184,335
U.S. Bancorp	67,209	3,719,346
UMB Financial Corp.	3,299	213,049
Umpqua Holdings Corp.	14,941	245,929

8 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
United Bankshares, Inc.	6,884	260,697
Valley National Bancorp	20,904	227,227
Webster Financial Corp.	6,043	283,235
Western Alliance Bancorp	6,238	287,447
Wintrust Financial Corp.	3,490	225,559
Zions BanCorp NA	11,898	529,699
		59,244,813

Beverages - 2.7%
Coca-Cola Co. (The)	110,239	6,001,411
Keurig Dr Pepper, Inc. (1)	14,612	399,200
PepsiCo, Inc.	37,457	5,135,355
		11,535,966

Biotechnology - 2.8%
AbbVie, Inc.	13,980	1,058,566
Allogene Therapeutics, Inc. (1)(2)	3,335	90,895
Amgen, Inc.	18,975	3,671,852
Amicus Therapeutics, Inc. (2)	18,176	145,772
Biogen, Inc. (2)	4,517	1,051,648
Blueprint Medicines Corp. (2)	3,638	267,284
FibroGen, Inc. (2)	7,187	265,775
Gilead Sciences, Inc.	54,674	3,465,238
Global Blood Therapeutics, Inc. (1)(2)	4,257	206,550
Sage Therapeutics, Inc. (1)(2)	4,701	659,503
Seattle Genetics, Inc. (1)(2)	7,854	670,732
Ultragenyx Pharmaceutical, Inc. (1)(2)	5,386	230,413
		11,784,228

Building Products - 0.7%
Fortune Brands Home & Security, Inc.	5,668	310,040
Johnson Controls International plc	43,440	1,906,582
Masco Corp.	4,862	202,648
Owens Corning	11,721	740,767
		3,160,037

Capital Markets - 5.8%
Affiliated Managers Group, Inc.	1,345	112,106
Ameriprise Financial, Inc.	8,324	1,224,460
Bank of New York Mellon Corp. (The)	45,676	2,065,012
BlackRock, Inc.	5,633	2,510,290
Charles Schwab Corp. (The)	32,898	1,376,123
CME Group, Inc.	8,290	1,752,009
E*Trade Financial Corp.	8,022	350,481
Evercore, Inc., Class A	426	34,123
Franklin Resources, Inc. (1)	18,991	548,080
Goldman Sachs Group, Inc. (The)	14,677	3,041,515

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Houlihan Lokey, Inc.	996	44,920
Interactive Brokers Group, Inc., Class A	3,778	203,181
Intercontinental Exchange, Inc.	18,700	1,725,449
Invesco Ltd.	25,158	426,176
KKR & Co., Inc., Class A (1)	34,396	923,533
Lazard Ltd., Class A	8,593	300,755
Legg Mason, Inc.	5,132	195,991
LPL Financial Holdings, Inc.	2,348	192,301
Morgan Stanley	57,883	2,469,868
Nasdaq, Inc.	3,485	346,235
Northern Trust Corp.	13,491	1,258,980
Raymond James Financial, Inc.	8,058	664,463
State Street Corp.	22,202	1,314,136
Stifel Financial Corp.	4,863	279,039
T. Rowe Price Group, Inc.	3,589	410,043
TD Ameritrade Holding Corp.	10,059	469,755
Virtu Financial, Inc., Class A (1)	4,340	71,002
		24,310,026

Chemicals - 1.4%
Air Products & Chemicals, Inc.	7,899	1,752,472
Axalta Coating Systems Ltd. (2)	1,257	37,899
Eastman Chemical Co.	13,201	974,630
Ecolab, Inc.	3,581	709,181
International Flavors & Fragrances, Inc. (1)	2,060	252,741
Mosaic Co. (The)	29,745	609,773
PPG Industries, Inc.	10,614	1,257,865
Sensient Technologies Corp.	2,794	191,808
		5,786,369

Commercial Services & Supplies - 0.6%
ADT, Inc. (1)	5,980	37,495
IAA, Inc. (2)	3,006	125,440
KAR Auction Services, Inc.	4,309	105,786
MSA Safety, Inc.	361	39,389
Republic Services, Inc.	12,037	1,041,802
UniFirst Corp.	578	112,779
Waste Management, Inc.	10,824	1,244,760
		2,707,451

Communications Equipment - 1.8%
Ciena Corp. (2)	911	35,738
Cisco Systems, Inc.	143,687	7,099,575
EchoStar Corp., Class A (2)	2,611	103,448

10 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Juniper Networks, Inc.	17,489	432,853
ViaSat, Inc. (2)	821	61,838
Viavi Solutions, Inc. (2)	2,794	39,130
		7,772,582

Construction & Engineering - 0.3%
EMCOR Group, Inc.	5,978	514,825
Quanta Services, Inc.	15,110	571,158
		1,085,983

Consumer Finance - 2.2%
Ally Financial, Inc.	25,250	837,290
American Express Co.	22,784	2,694,891
Capital One Financial Corp.	23,143	2,105,550
Discover Financial Services	19,242	1,560,334
FirstCash, Inc.	540	49,502
OneMain Holdings, Inc.	5,053	185,344
SLM Corp.	29,374	259,226
Synchrony Financial	42,617	1,452,813
		9,144,950

Containers & Packaging - 0.7%
AptarGroup, Inc.	1,245	147,470
Ardagh Group S.A.	1,821	28,553
Berry Global Group, Inc. (2)	6,206	243,710
Crown Holdings, Inc. (2)	10,014	661,525
Sealed Air Corp.	14,497	601,771
Sonoco Products Co.	8,583	499,616
WestRock Co.	24,320	886,464
		3,069,109

Distributors - 0.2%
Genuine Parts Co.	6,730	670,241
LKQ Corp. (2)	8,422	264,872
		935,113

Diversified Consumer Services - 0.3%
Chegg, Inc. (2)	4,017	120,309
Graham Holdings Co., Class B	242	160,555
H&R Block, Inc. (1)	11,618	274,417
Laureate Education, Inc., Class A (2)	4,265	70,692
Service Corp. International	7,162	342,415
ServiceMaster Global Holdings, Inc. (2)	3,824	213,762
Strategic Education, Inc.	308	41,851
		1,224,001

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Financial Services - 0.3%
AXA Equitable Holdings, Inc.	20,260	448,961
Jefferies Financial Group, Inc.	16,425	302,220
Voya Financial, Inc.	9,704	528,286
		1,279,467

Diversified Telecommunication Services - 5.0%
AT&T, Inc.	273,368	10,344,245
CenturyLink, Inc.	55,591	693,776
GCI Liberty, Inc., Class A (2)	5,946	369,068
Iridium Communications, Inc. (2)	1,586	33,750
Verizon Communications, Inc.	162,164	9,788,219
		21,229,058

Electric Utilities - 1.8%
Alliant Energy Corp.	20,583	1,110,041
Avangrid, Inc.	5,745	300,176
Eversource Energy	18,955	1,620,084
NextEra Energy, Inc.	8,147	1,898,170
Portland General Electric Co.	10,361	584,050
Xcel Energy, Inc.	29,068	1,886,222
		7,398,743

Electrical Equipment - 1.5%
Acuity Brands, Inc.	1,719	231,704
AMETEK, Inc.	2,713	249,108
Eaton Corp. plc	21,844	1,816,329
Emerson Electric Co.	29,454	1,969,294
GrafTech International Ltd. (1)	5,183	66,342
Hubbell, Inc.	3,872	508,781
nVent Electric plc	13,930	307,017
Regal-Beloit Corp.	4,035	293,950
Rockwell Automation, Inc.	6,094	1,004,291
		6,446,816

Electronic Equipment, Instruments & Components - 0.6%
Arrow Electronics, Inc. (2)	4,560	340,085
Avnet, Inc.	5,685	252,897
CDW Corp.	1,866	229,966
Corning, Inc.	23,274	663,774
Dolby Laboratories, Inc., Class A	1,974	127,599
FLIR Systems, Inc.	2,820	148,304
Jabil, Inc.	7,103	254,074
National Instruments Corp.	2,219	93,176

12 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
SYNNEX Corp.	2,564	289,476
Tech Data Corp. (2)	2,333	243,192
Zebra Technologies Corp., Class A (2)	186	38,385
		2,680,928

Energy Equipment & Services - 0.4%
Baker Hughes, a GE Co.	44,311	1,028,015
National Oilwell Varco, Inc.	39,367	834,581
		1,862,596

Entertainment - 1.8%
Activision Blizzard, Inc.	10,341	547,246
Cinemark Holdings, Inc.	5,204	201,083
Lions Gate Entertainment Corp., Class A	9,204	85,137
Madison Square Garden Co. (The), Class A (2)	168	44,271
Viacom, Inc., Class B	22,260	534,908
Walt Disney Co. (The)	45,835	5,973,217
		7,385,862

Food & Staples Retailing - 3.6%
BJ’s Wholesale Club Holdings, Inc. (2)	8,772	226,932
Casey’s General Stores, Inc.	2,680	431,909
Costco Wholesale Corp.	10,032	2,890,319
Kroger Co. (The)	52,435	1,351,774
Performance Food Group Co. (2)	8,607	396,008
Sysco Corp.	19,946	1,583,712
US Foods Holding Corp. (2)	16,969	697,426
Walgreens Boots Alliance, Inc.	38,105	2,107,588
Walmart, Inc.	47,317	5,615,582
		15,301,250

Food Products - 2.8%
Bunge Ltd.	10,490	593,944
Campbell Soup Co.	6,944	325,812
Conagra Brands, Inc.	36,338	1,114,850
Flowers Foods, Inc.	13,902	321,553
General Mills, Inc.	30,907	1,703,594
Hershey Co. (The)	272	42,157
Hormel Foods Corp. (1)	11,716	512,341
Ingredion, Inc.	4,807	392,924
J&J Snack Foods Corp.	229	43,968
JM Smucker Co. (The)	6,467	711,499
Kellogg Co.	19,021	1,224,001
Kraft Heinz Co. (The)	42,731	1,193,691
Lancaster Colony Corp.	302	41,872
McCormick & Co., Inc.	1,187	185,528

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Mondelez International, Inc., Class A	49,577	2,742,600
Post Holdings, Inc. (2)	2,783	294,553
TreeHouse Foods, Inc. (2)	3,413	189,251
		11,634,138

Gas Utilities - 0.8%
Atmos Energy Corp.	9,601	1,093,458
New Jersey Resources Corp.	3,646	164,872
ONE Gas, Inc.	4,398	422,692
Southwest Gas Holdings, Inc.	5,802	528,214
Spire, Inc.	5,491	479,035
UGI Corp.	17,630	886,260
		3,574,531

Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	4,103	343,298
Baxter International, Inc.	13,713	1,199,476
Danaher Corp.	12,216	1,764,357
DENTSPLY SIRONA, Inc.	8,406	448,124
Novocure Ltd. (2)	6,358	475,452
STERIS plc	980	141,600
Tandem Diabetes Care, Inc. (2)	5,040	297,259
Varian Medical Systems, Inc. (2)	1,533	182,565
		4,852,131

Health Care Providers & Services - 3.4%
Acadia Healthcare Co., Inc. (2)	1,421	44,165
Anthem, Inc.	11,133	2,673,033
Centene Corp. (2)	26,203	1,133,542
Covetrus, Inc. (1)(2)	5,122	60,901
CVS Health Corp.	56,083	3,537,155
Encompass Health Corp.	4,873	308,363
Ensign Group, Inc. (The)	653	30,972
Guardant Health, Inc. (2)	3,497	223,214
HCA Healthcare, Inc.	11,125	1,339,672
Henry Schein, Inc. (2)	7,477	474,789
Humana, Inc.	6,573	1,680,519
Laboratory Corp. of America Holdings (2)	4,694	788,592
LHC Group, Inc. (2)	328	37,248
Molina Healthcare, Inc. (2)	5,620	616,626
Quest Diagnostics, Inc.	9,498	1,016,571
WellCare Health Plans, Inc. (2)	1,311	339,772
		14,305,134

Health Care Technology - 0.1%
Teladoc Health, Inc. (1)(2)	5,280	357,562

14 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hotels, Restaurants & Leisure - 1.1%
Aramark	19,039	829,720
Cracker Barrel Old Country Store, Inc. (1)	1,301	211,608
Darden Restaurants, Inc.	3,889	459,758
Extended Stay America, Inc.	10,208	149,445
Hilton Worldwide Holdings, Inc.	3,682	342,831
Hyatt Hotels Corp., Class A	1,298	95,624
Marriott International, Inc., Class A	5,132	638,267
Royal Caribbean Cruises Ltd.	9,049	980,278
Six Flags Entertainment Corp.	4,018	204,074
Texas Roadhouse, Inc.	2,372	124,577
Vail Resorts, Inc.	806	183,413
Wendy’s Co. (The)	13,044	260,619
Wyndham Destinations, Inc.	5,127	235,944
		4,716,158

Household Durables - 0.8%
Helen of Troy Ltd. (2)	272	42,884
Leggett & Platt, Inc. (1)	5,463	223,655
Lennar Corp., Class A	21,559	1,204,070
Mohawk Industries, Inc. (2)	3,498	433,997
Newell Brands, Inc. (1)	20,968	392,521
Tempur Sealy International, Inc. (2)	510	39,372
Toll Brothers, Inc.	13,717	563,083
Whirlpool Corp.	2,682	424,721
		3,324,303

Household Products - 2.1%
Church & Dwight Co., Inc.	490	36,868
Clorox Co. (The)	1,535	233,120
Colgate-Palmolive Co.	3,372	247,876
Kimberly-Clark Corp.	7,830	1,112,252
Procter & Gamble Co. (The)	59,169	7,359,440
Spectrum Brands Holdings, Inc.	411	21,648
		9,011,204

Independent Power and Renewable Electricity Producers - 0.4%
AES Corp.	66,608	1,088,375
Ormat Technologies, Inc.	1,292	95,983
TerraForm Power, Inc., Class A	21,585	393,386
		1,577,744

Industrial Conglomerates - 0.7%
3M Co.	15,393	2,530,609
Carlisle Cos., Inc.	2,527	367,780
		2,898,389

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Insurance - 7.2%
Aflac, Inc.	39,400	2,061,408
Alleghany Corp. (2)	674	537,690
Allstate Corp. (The)	18,103	1,967,434
American Financial Group, Inc.	5,133	553,594
American International Group, Inc.	40,242	2,241,480
American National Insurance Co.	714	88,343
Arch Capital Group Ltd. (2)	23,933	1,004,707
Arthur J. Gallagher & Co.	8,383	750,865
Assurant, Inc.	4,121	518,504
Assured Guaranty Ltd.	7,281	323,713
Athene Holding Ltd., Class A (2)	9,419	396,163
Brown & Brown, Inc.	6,517	235,003
Cincinnati Financial Corp.	10,889	1,270,420
Enstar Group Ltd. (2)	996	189,160
Erie Indemnity Co., Class A	392	72,775
Everest Re Group Ltd.	444	118,144
Fidelity National Financial, Inc.	19,027	844,989
First American Financial Corp.	7,955	469,425
Globe Life, Inc.	7,553	723,275
Hanover Insurance Group, Inc. (The)	2,894	392,253
Hartford Financial Services Group, Inc. (The)	23,557	1,427,790
Kemper Corp.	2,830	220,599
Lincoln National Corp.	12,354	745,193
Marsh & McLennan Cos., Inc.	6,244	624,712
Mercury General Corp.	1,929	107,793
MetLife, Inc.	40,303	1,900,690
Old Republic International Corp.	20,645	486,603
Primerica, Inc.	1,736	220,871
Principal Financial Group, Inc.	18,695	1,068,232
Progressive Corp. (The)	24,040	1,857,090
Prudential Financial, Inc.	20,324	1,828,144
Reinsurance Group of America, Inc.	4,306	688,443
RenaissanceRe Holdings Ltd.	2,229	431,200
RLI Corp.	1,379	128,123
Selective Insurance Group, Inc.	3,928	295,346
Travelers Cos., Inc. (The)	14,354	2,134,296
Unum Group	11,219	333,429
White Mountains Insurance Group Ltd.	197	212,760
Willis Towers Watson plc	3,825	738,110
		30,208,769

Interactive Media & Services - 0.1%
Twitter, Inc. (2)	10,045	413,854

16 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Internet & Direct Marketing Retail - 0.2%
eBay, Inc.	13,926	542,835
Qurate Retail, Inc., Class A (2)	17,642	181,977
Wayfair, Inc., Class A (1)(2)	447	50,118
		774,930

IT Services - 2.1%
Alliance Data Systems Corp.	3,472	444,868
Amdocs Ltd.	3,563	235,550
Automatic Data Processing, Inc.	3,994	644,712
Booz Allen Hamilton Holding Corp.	2,053	145,804
Cognizant Technology Solutions Corp., Class A	9,962	600,360
CoreLogic, Inc. (2)	1,164	53,858
DXC Technology Co.	14,714	434,063
Genpact Ltd.	971	37,626
GoDaddy, Inc., Class A (2)	516	34,046
International Business Machines Corp.	35,884	5,218,251
LiveRamp Holdings, Inc. (2)	4,341	186,489
MAXIMUS, Inc.	431	33,299
Paychex, Inc.	3,183	263,457
Sabre Corp.	11,631	260,476
Science Applications International Corp.	2,275	198,721
		8,791,580

Leisure Products - 0.2%
Brunswick Corp.	2,918	152,086
Hasbro, Inc.	3,058	362,954
Mattel, Inc. (2)	11,754	133,878
		648,918

Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	10,783	826,301
Bio-Rad Laboratories, Inc., Class A (2)	1,007	335,069
PerkinElmer, Inc.	390	33,217
		1,194,587

Machinery - 4.9%
AGCO Corp.	6,577	497,879
Allison Transmission Holdings, Inc.	3,193	150,231
Caterpillar, Inc.	19,685	2,486,412
CNH Industrial NV	93,270	946,690
Colfax Corp. (2)	4,721	137,192
Crane Co.	4,950	399,119
Cummins, Inc.	8,965	1,458,337
Deere & Co.	13,356	2,252,890
Donaldson Co., Inc.	4,718	245,713
Dover Corp.	7,125	709,365
Flowserve Corp.	8,382	391,523

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Fortive Corp.	18,503	1,268,566
Gardner Denver Holdings, Inc. (2)	1,073	30,355
Gates Industrial Corp. plc (1)(2)	3,618	36,433
IDEX Corp.	783	128,318
Illinois Tool Works, Inc.	7,286	1,140,186
Ingersoll-Rand plc	8,953	1,103,099
ITT, Inc.	6,767	414,073
Lincoln Electric Holdings, Inc.	1,703	147,752
Navistar International Corp. (2)	6,199	174,254
Nordson Corp.	452	66,110
Oshkosh Corp.	6,398	484,968
PACCAR, Inc.	20,533	1,437,515
Parker-Hannifin Corp.	7,280	1,314,841
Pentair plc	17,506	661,727
Snap-on, Inc. (1)	2,631	411,857
Stanley Black & Decker, Inc.	4,226	610,277
Timken Co. (The)	6,521	283,729
WABCO Holdings, Inc. (2)	284	37,985
Wabtec Corp. (1)	12,113	870,440
Watts Water Technologies, Inc., Class A	1,418	132,909
Woodward, Inc.	788	84,970
Xylem, Inc.	4,023	320,311
		20,836,026

Media - 2.3%
AMC Networks, Inc., Class A (2)	2,598	127,718
CBS Corp., Class B	20,145	813,254
Comcast Corp., Class A	132,766	5,985,091
Discovery, Inc., Class A (1)(2)	8,199	218,339
DISH Network Corp., Class A (2)	11,337	386,252
Interpublic Group of Cos., Inc. (The)	23,581	508,406
Liberty Latin America Ltd., Class C (2)	3,507	59,952
New York Times Co. (The), Class A (1)	1,109	31,584
Nexstar Media Group, Inc., Class A	1,589	162,571
Omnicom Group, Inc. (1)	12,608	987,207
Sinclair Broadcast Group, Inc., Class A	2,191	93,643
TEGNA, Inc.	12,934	200,865
		9,574,882

Metals & Mining - 0.6%
Nucor Corp.	22,569	1,148,988
Reliance Steel & Aluminum Co.	6,640	661,742
Steel Dynamics, Inc.	18,671	556,396
		2,367,126

Multi-Utilities - 1.5%
Ameren Corp.	17,613	1,409,921
CenterPoint Energy, Inc.	11,598	350,027

18 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
CMS Energy Corp.	19,335	1,236,473
Consolidated Edison, Inc.	19,755	1,866,255
Sempra Energy	11,347	1,674,931
		6,537,607

Multiline Retail - 0.9%
Dollar General Corp.	3,048	484,449
Kohl’s Corp.	7,526	373,741
Macy’s, Inc. (1)	13,079	203,248
Nordstrom, Inc. (1)	6,640	223,569
Target Corp.	24,939	2,666,228
		3,951,235

Personal Products - 0.0% (3)
Coty, Inc., Class A	6,159	64,731

Pharmaceuticals - 2.6%
Bristol-Myers Squibb Co.	35,140	1,781,949
Catalent, Inc. (2)	784	37,366
Elanco Animal Health, Inc. (2)	19,219	511,033
Jazz Pharmaceuticals plc (2)	277	35,495
Merck & Co., Inc.	42,207	3,552,985
Perrigo Co. plc	3,497	195,447
Pfizer, Inc.	131,031	4,707,944
		10,822,219

Professional Services - 0.2%
FTI Consulting, Inc. (2)	1,383	146,584
ManpowerGroup, Inc.	3,231	272,180
Nielsen Holdings plc	4,560	96,900
Robert Half International, Inc.	2,532	140,931
		656,595

Real Estate Management & Development - 0.4%
CBRE Group, Inc., Class A (2)	15,282	810,099
Jones Lang LaSalle, Inc.	5,220	725,893
		1,535,992

Road & Rail - 1.0%
AMERCO	391	152,506
Genesee & Wyoming, Inc., Class A (2)	3,043	336,282
JB Hunt Transport Services, Inc.	1,627	180,028
Kansas City Southern	3,616	480,964
Knight-Swift Transportation Holdings, Inc.	8,316	301,871
Landstar System, Inc.	355	39,966

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Norfolk Southern Corp.	7,250	1,302,535
Schneider National, Inc., Class B	4,691	101,888
Union Pacific Corp.	9,343	1,513,379
		4,409,419

Semiconductors & Semiconductor Equipment - 2.7%
Analog Devices, Inc.	3,633	405,915
Applied Materials, Inc.	989	49,351
Cree, Inc. (2)	4,530	221,970
Cypress Semiconductor Corp.	18,224	425,348
First Solar, Inc. (2)	3,896	226,007
Intel Corp.	135,941	7,005,040
KLA Corp.	3,389	540,376
Lam Research Corp.	316	73,031
Marvell Technology Group Ltd.	14,799	369,531
Maxim Integrated Products, Inc.	6,252	362,053
Micron Technology, Inc. (2)	22,784	976,294
ON Semiconductor Corp. (2)	6,772	130,090
Skyworks Solutions, Inc.	5,110	404,968
Teradyne, Inc.	810	46,907
		11,236,881

Software - 1.3%
Anaplan, Inc. (2)	5,409	254,223
Autodesk, Inc. (2)	3,043	449,451
Avalara, Inc. (2)	2,758	185,586
Ceridian HCM Holding, Inc. (1)(2)	709	35,003
Cornerstone OnDemand, Inc. (2)	647	35,469
DocuSign, Inc. (2)	4,404	272,696
Dropbox, Inc., Class A (2)	9,061	182,760
Elastic NV (2)	2,215	182,383
FireEye, Inc. (2)	2,957	39,446
Nuance Communications, Inc. (2)	9,911	161,648
Oracle Corp.	51,388	2,827,882
Pivotal Software, Inc., Class A (2)	7,019	104,723
Pluralsight, Inc., Class A (1)(2)	4,036	67,785
Q2 Holdings, Inc. (2)	479	37,779
Smartsheet, Inc., Class A (2)	6,045	217,801
Zendesk, Inc. (2)	404	29,444
Zscaler, Inc. (1)(2)	5,241	247,690
		5,331,769

Specialty Retail - 1.0%
Aaron’s, Inc.	2,914	187,254
Advance Auto Parts, Inc.	1,894	313,268
American Eagle Outfitters, Inc.	10,694	173,457
AutoNation, Inc. (2)	3,400	172,380

20 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Best Buy Co., Inc.	11,961	825,189
CarMax, Inc. (1)(2)	6,757	594,616
Dick’s Sporting Goods, Inc. (1)	4,863	198,459
Foot Locker, Inc.	6,456	278,641
Gap, Inc. (The)	7,921	137,508
L Brands, Inc.	9,823	192,433
Lowe’s Cos., Inc.	4,763	523,739
Penske Automotive Group, Inc.	1,996	94,371
Tiffany & Co. (1)	3,280	303,826
Williams-Sonoma, Inc. (1)	4,520	307,270
		4,302,411

Technology Hardware, Storage & Peripherals - 2.6%
Apple, Inc.	33,729	7,554,284
Dell Technologies, Class C (2)	3,011	156,151
HP, Inc.	81,109	1,534,582
NetApp, Inc.	6,330	332,388
Pure Storage, Inc., Class A (2)	4,149	70,284
Seagate Technology plc	14,946	803,945
Xerox Holdings Corp. (2)	10,358	309,808
		10,761,442

Textiles, Apparel & Luxury Goods - 0.6%
Capri Holdings Ltd. (2)	5,209	172,730
Carter’s, Inc.	1,517	138,366
Columbia Sportswear Co.	773	74,896
Hanesbrands, Inc. (1)	15,317	234,656
NIKE, Inc., Class B	3,544	332,853
PVH Corp.	3,032	267,513
Ralph Lauren Corp.	1,894	180,820
Skechers U.S.A., Inc., Class A (2)	4,724	176,441
Tapestry, Inc.	13,595	354,150
VF Corp.	6,355	565,532
		2,497,957

Thrifts & Mortgage Finance - 0.2%
Essent Group Ltd.	1,063	50,673
MGIC Investment Corp.	23,041	289,856
New York Community Bancorp, Inc.	25,588	321,129
Radian Group, Inc.	14,469	330,472
TFS Financial Corp. (1)	2,077	37,428
		1,029,558

Trading Companies & Distributors - 0.5%
Air Lease Corp.	10,611	443,752
HD Supply Holdings, Inc. (2)	10,401	407,459

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
MSC Industrial Direct Co., Inc., Class A	4,098	297,228
United Rentals, Inc. (2)	6,489	808,789
W.W. Grainger, Inc.	735	218,405
		2,175,633

Transportation Infrastructure - 0.0% (3)
Macquarie Infrastructure Corp.	4,381	172,918

Water Utilities - 0.3%
American Water Works Co., Inc.	8,675	1,077,695
Aqua America, Inc.	8,640	387,331
		1,465,026

Wireless Telecommunication Services - 0.2%
Sprint Corp. (2)	13,712	84,603
T-Mobile US, Inc. (2)	9,049	712,790
Telephone & Data Systems, Inc.	5,018	129,464
United States Cellular Corp. (2)	759	28,523
		955,380

Total Common Stocks (Cost $390,190,735)		419,798,705

SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.3%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	1,149,842	1,149,842

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $1,149,842)		1,149,842

TOTAL INVESTMENTS (Cost $391,340,577) - 99.8%		420,948,547
Other assets and liabilities, net - 0.2%		932,390
NET ASSETS - 100.0%		421,880,937

NOTES TO SCHEDULE OF INVESTMENTS
(1) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $11,403,846.
(2) Non-income producing security.
(3) Amount is less than 0.05%.
See notes to financial statements.

22 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $391,340,577) - including $11,403,846 of securities on loan	$420,948,547
Cash	2,386,930
Receivable for capital shares sold	1,895,875
Dividends receivable	459,239
Securities lending income receivable	1,366
Receivable from affiliate	51,201
Directors’ deferred compensation plan	152,862
Other assets	12,341
Total assets	425,908,361

LIABILITIES
Payable for investments purchased	2,149,974
Payable for capital shares redeemed	333,187
Deposits for securities loaned	1,149,842
Payable to affiliates:
Investment advisory fee	40,630
Administrative fee	40,630
Distribution and service fees	10,740
Sub-transfer agency fee	2,804
Directors’ deferred compensation plan	152,862
Accrued expenses	146,755
Total liabilities	4,027,424
NET ASSETS	$421,880,937

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$389,205,642
Distributable earnings	32,675,295
Total	$421,880,937

NET ASSET VALUE PER SHARE
Class A (based on net assets of $52,887,721 and 2,262,117 shares outstanding)	$23.38
Class I (based on net assets of $368,993,216 and 15,679,314 shares outstanding)	$23.53

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$24.55
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

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CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $789)	$8,256,406
Interest income	14,788
Securities lending income, net	23,829
Total investment income	8,295,023

EXPENSES
Investment advisory fee	433,066
Administrative fee	404,206
Distribution and service fees:
Class A	116,103
Directors’ fees and expenses	20,427
Custodian fees	48,800
Transfer agency fees and expenses	283,720
Accounting fees	77,591
Professional fees	46,631
Registration fees	81,558
Reports to shareholders	28,945
Miscellaneous	27,980
Total expenses	1,569,027
Waiver and/or reimbursement of expenses by affiliate	(639,857)
Reimbursement of expenses-other	(8,240)
Net expenses	920,930
Net investment income	7,374,093

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investment securities	328,259

Net change in unrealized appreciation (depreciation) on investment securities	7,984,314

Net realized and unrealized gain	8,312,573

Net increase in net assets resulting from operations	$15,686,666
See notes to financial statements.

24 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$7,374,093	$4,443,840
Net realized gain	328,259	6,827,373
Net change in unrealized appreciation (depreciation)	7,984,314	6,683,161
Net increase in net assets resulting from operations	15,686,666	17,954,374

Distributions to shareholders:
Class A shares	(1,701,251)	(2,198,042)
Class I shares	(10,772,221)	(7,031,652)
Total distributions to shareholders	(12,473,472)	(9,229,694)

Capital share transactions:
Class A shares	8,682,178	9,716,909
Class C shares (1)	—	(1,096,243)
Class I shares	111,130,215	162,752,116
Class Y shares (1)	—	(15,194,355)
Net increase in net assets from capital share transactions	119,812,393	156,178,427

TOTAL INCREASE IN NET ASSETS	123,025,587	164,903,107

NET ASSETS
Beginning of year	298,855,350	133,952,243
End of year	$421,880,937	$298,855,350

(1) Effective December 8, 2017, Class C shares of the Fund converted to Class A shares and Class Y shares converted to Class I shares at net asset value. Thereafter, Class C shares and Class Y shares were terminated.

See notes to financial statements.

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CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,					Period Ended September 30,
CLASS A SHARES	2019	2018	2017	2016		2015 (1)
Net asset value, beginning	$23.60	$23.02	$20.10	$17.85		$20.00
Income from investment operations:
Net investment income (2)	0.43	0.41	0.46	0.38		0.09
Net realized and unrealized gain (loss)	0.25	1.68	2.87	1.98		(2.24)
Total from investment operations	0.68	2.09	3.33	2.36		(2.15)
Distributions from:
Net investment income	(0.34)	(0.35)	(0.35)	(0.11)		—
Net realized gain	(0.56)	(1.16)	(0.06)	—	(3)	—
Total distributions	(0.90)	(1.51)	(0.41)	(0.11)		—
Total increase (decrease) in net asset value	(0.22)	0.58	2.92	2.25		(2.15)
Net asset value, ending	$23.38	$23.60	$23.02	$20.10		$17.85
Total return (4)	3.18%	9.30%	16.72%	13.24%		(10.75%)	(5)
Ratios to average net assets: (6)
Total expenses	0.68%	0.71%	0.84%	0.85%		7.30%	(7)
Net expenses	0.51%	0.57%	0.57%	0.57%		0.57%	(7)
Net investment income	1.95%	1.80%	2.09%	2.04%		1.79%	(7)
Portfolio turnover	39%	67%	73%	53%		3%	(5)
Net assets, ending (in thousands)	$52,888	$44,047	$33,233	$22,309		$3,547

(1) From June 19, 2015 inception.
(2) Computed using average shares outstanding.
(3) Amount is less than $0.005.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Not annualized.
(6) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(7) Annualized.
See notes to financial statements.

26 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,					Period Ended September 30,
CLASS I SHARES	2019	2018	2017	2016		2015 (1)
Net asset value, beginning	$23.74	$23.12	$20.18	$17.87		$20.00
Income from investment operations:
Net investment income (2)	0.50	0.50	0.53	0.45		0.11
Net realized and unrealized gain (loss)	0.25	1.67	2.89	1.97		(2.24)
Total from investment operations	0.75	2.17	3.42	2.42		(2.13)
Distributions from:
Net investment income	(0.40)	(0.39)	(0.42)	(0.11)		—
Net realized gain	(0.56)	(1.16)	(0.06)	—	(3)	—
Total distributions	(0.96)	(1.55)	(0.48)	(0.11)		—
Total increase (decrease) in net asset value	(0.21)	0.62	2.94	2.31		(2.13)
Net asset value, ending	$23.53	$23.74	$23.12	$20.18		$17.87
Total return (4)	3.46%	9.67%	17.15%	13.60%		(10.65%)	(5)
Ratios to average net assets: (6)
Total expenses	0.43%	0.47%	0.46%	0.47%		6.88%	(7)
Net expenses	0.23%	0.22%	0.22%	0.22%		0.22%	(7)
Net investment income	2.22%	2.15%	2.43%	2.38%		2.09%	(7)
Portfolio turnover	39%	67%	73%	53%		3%	(5)
Net assets, ending (in thousands)	$368,993	$254,809	$85,240	$67,315		$2,144

(1) From June 19, 2015 inception.
(2) Computed using average shares outstanding.
(3) Amount is less than $0.005.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(5) Not annualized.
(6) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(7) Annualized.
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert US Large-Cap Value Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Large-Cap Value Responsible Index, which measures the investment return of large-capitalization stocks.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

28 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1		Level 2	Level 3	Total
Common Stocks	$419,798,705	(1)	$—	$—	$419,798,705
Short Term Investment of Cash Collateral for Securities Loaned	1,149,842		—	—	1,149,842
Total Investments	$420,948,547		$—	$—	$420,948,547

(1) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
E. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.12% (0.15% prior to February 1, 2019) of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $433,066.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.49% and 0.24% (0.57% and 0.22% prior to February 1, 2019) for Class A and Class I, respectively, of such class’ average daily net assets. The expense reimbursement agreement with

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CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $639,857.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $404,206.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $116,103 for Class A shares.
The Fund was informed that EVD received $20,275 as its portion of the sales charge on sales of Class A shares and less than $100 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2019.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $11,022 and are included in transfer agency fees and expenses on the Statement of Operations.
During the year ended September 30, 2019, CRM reimbursed the Fund $4,165 for a net realized loss due to a trading error. The impact of the reimbursement was less than $0.01 per share for each class and had no significant impact on total return.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $8,240, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $245,416,718 and $130,823,378, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$7,689,642	$5,436,863
Long-term capital gains	$4,783,830	$3,792,831
During the year ended September 30, 2019, distributable earnings was decreased by $484,897 and paid-in capital was increased by $484,897 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

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As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$5,213,983
Undistributed long-term capital gains	$2,945,758
Net unrealized appreciation (depreciation)	$24,515,554
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$396,432,993
Gross unrealized appreciation	$39,331,825
Gross unrealized depreciation	(14,816,271)
Net unrealized appreciation (depreciation)	$24,515,554
NOTE 5 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan was $11,403,846 and the total value of collateral received was $11,638,102, comprised of cash of $1,149,842 and U.S. government and/or agencies securities of $10,488,260.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$11,638,102	$—	$—	$—	$11,638,102
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 6 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings

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outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.
NOTE 7 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	796,134	$17,569,473	967,264	$22,173,593
Reinvestment of distributions	66,830	1,457,552	95,047	2,163,267
Shares redeemed	(467,328)	(10,344,847)	(687,552)	(15,778,719)
Converted from Class C	—	—	47,995	1,158,768
Net increase	395,636	$8,682,178	422,754	$9,716,909

Class C (1)
Shares sold	—	$—	4,467	$103,068
Shares redeemed	—	—	(1,744)	(40,543)
Converted to Class A	—	—	(48,587)	(1,158,768)
Net decrease	—	$—	(45,864)	($1,096,243)

Class I
Shares sold	6,880,840	$152,786,529	7,564,893	$174,693,789
Reinvestment of distributions	342,232	7,498,299	288,601	6,588,758
Shares redeemed	(2,276,786)	(49,154,613)	(1,488,172)	(35,030,476)
Converted from Class Y	—	—	680,109	16,500,045
Net increase	4,946,286	$111,130,215	7,045,431	$162,752,116

Class Y (1)
Shares sold	—	$—	87,106	$2,042,977
Shares redeemed	—	—	(31,241)	(737,287)
Converted to Class I	—	—	(681,029)	(16,500,045)
Net decrease	—	$—	(625,164)	($15,194,355)

(1) Effective December 8, 2017, Class C shares of the Fund converted to Class A shares and Class Y shares converted to Class I shares at net asset value. Thereafter, Class C shares and Class Y shares were terminated.

32 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert Responsible Index Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert US Large-Cap Value Responsible Index Fund (the Fund), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the five‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT 33

FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund designates approximately $5,989,591, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 73.00% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2019, $3,369,367 or, if subsequently determined to be different, the net capital gain of such year.

34 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2000
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Director	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2000
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 35

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

36 www.calvert.com CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT US LARGE-CAP VALUE RESPONSIBLE INDEX FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24191 9.30.19

Calvert US Mid-Cap Core Responsible Index Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to www.calvert.com. If you already have an online account with the Calvert funds, click on Login to access your Account and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: If your shares are not held directly with the Calvert funds but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
36	Report of Independent Registered Public Accounting Firm
37	Federal Tax Information
38	Management and Organization
40	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
In the midst of a yearlong trade war with China and slowing economic growth worldwide, U.S. stocks delivered mixed returns during the 12-month period ended September 30, 2019.
U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.
With U.S. economic data largely positive throughout 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the job market was robust during the period with the U.S. unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.
The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
After sliding in August, U.S. equities rebounded in early September before retreating in the final weeks of the period. During the 12-month period ended September 30, 2019, the blue-chip Dow Jones Industrial Average®2 gained 4.21%, while the broader U.S. equity market, as represented by the S&P 500® Index, rose 4.25%. The technology-laden Nasdaq Composite Index returned 0.52% during the period.
Large-cap U.S. stocks, as measured by the S&P 500® Index, generally outperformed their small-cap counterparts, as measured by the Russell 2000® Index, during the period.

As a group, value stocks outpaced growth stocks in both large- and small-cap categories, as measured by the Russell growth and value indexes.
Fund Performance
For the 12-month period ended September 30, 2019, Calvert US Mid-Cap Core Responsible Index Fund (the Fund) returned 1.05% for Class A shares at net asset value (NAV). The Fund underperformed its primary benchmark, the Russell Midcap® Index, which returned 3.19%; and underperformed its secondary benchmark, the Calvert US Mid-Cap Core Responsible Index (the Calvert Index), which returned 1.63% during the period.
The Fund’s underperformance versus its secondary benchmark was due to Fund expenses and fees, which the Calvert Index does not incur.
Six of the Fund’s 11 market sectors delivered positive returns during the period. The weakest-performing sectors were energy, heath care, and communication services. The strongest-performing sectors were utilities, consumer staples, and real estate.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Thomas C. Seto, Christopher Madden, CFA and Jade Huang, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/30/2015	10/30/2015	1.05%	—%	9.83%
Class A with 4.75% Maximum Sales Charge	—	—	-3.76	—	8.48
Class I at NAV	10/30/2015	10/30/2015	1.30	—	10.19

Russell Midcap® Index	—	—	3.19%	9.10%	10.12%
Calvert US Mid-Cap Core Responsible Index	—	—	1.63	—	10.59

% Total Annual Operating Expense Ratios[4]				Class A	Class I
Gross				0.94%	0.69%
Net				0.49	0.24

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$100,000	10/30/2015	$146,297	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 3

FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Information Technology	21.5%	Motorola Solutions, Inc.	0.5%
Financials	17.0%	Lam Research Corp.	0.5%
Industrials	16.5%	IQVIA Holdings, Inc.	0.5%
Health Care	14.0%	Eversource Energy	0.5%
Consumer Discretionary	12.7%	Verisk Analytics, Inc.	0.5%
Consumer Staples	4.7%	SunTrust Banks, Inc.	0.5%
Communication Services	4.6%	Amphenol Corp., Class A	0.5%
Utilities	4.5%	Ball Corp	0.5%
Materials	3.6%	PPG Industries, Inc.	0.5%
Real Estate	0.5%	IHS Markit Ltd.	0.5%
Energy	0.4%	Total	5.0%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

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Endnotes and Additional Disclosures

[1]
The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]
Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Nasdaq Composite Index is a market capitalization-weighted index of all domestic and international securities listed on Nasdaq. Source: Nasdaq, Inc. The information is provided by Nasdaq (with its affiliates, are referred to as the “Corporations”) and Nasdaq’s third party licensors on an “as is” basis and the Corporations make no guarantees and bear no liability of any kind with respect to the information or the Fund. Russell 2000® Index is an unmanaged index of 2,000 U.S. small-cap stocks. Russell Midcap® Index is an unmanaged index of U.S. mid-cap stocks. Calvert US Mid-Cap Core Responsible Index (the “Calvert Index”) is composed of common stocks of mid-sized companies that operate their businesses in a manner that is consistent with the Calvert Principles for Responsible Investment. Mid-size companies are the 1,000 largest publicly traded U.S. companies based on market capitalization, excluding real estate investment trusts, business development companies and approximately the 200 largest publicly traded U.S. companies. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization within the relevant sector, subject to certain prescribed limits. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]
Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

[4]
Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Does not include Short Term Investment of Cash Collateral for Securities Loaned.

6 Excludes cash and cash equivalents.

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited) 5

FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD* (4/1/19 - 9/30/19)	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1,038.40	$2.50**	0.49%
Class I	$1,000.00	$1,039.60	$1.23**	0.24%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.61	$2.48**	0.49%
Class I	$1,000.00	$1,023.87	$1.22**	0.24%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

6 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 99.7%
Aerospace & Defense - 0.5%
Axon Enterprise, Inc. (1)(2)	762	43,266
HEICO Corp.	666	83,170
Hexcel Corp.	1,209	99,295
Mercury Systems, Inc. (1)	640	51,949
Moog, Inc., Class A	439	35,612
		313,292

Air Freight & Logistics - 0.4%
C.H. Robinson Worldwide, Inc.	1,484	125,814
Expeditors International of Washington, Inc.	1,863	138,402
		264,216

Airlines - 1.1%
Alaska Air Group, Inc.	1,303	84,578
American Airlines Group, Inc.	4,253	114,703
JetBlue Airways Corp. (1)	3,666	61,405
SkyWest, Inc.	507	29,102
Southwest Airlines Co.	5,238	282,904
Spirit Airlines, Inc. (1)	705	25,592
United Airlines Holdings, Inc. (1)	655	57,909
		656,193

Auto Components - 0.9%
Aptiv plc	2,769	242,066
Autoliv, Inc.	828	65,312
BorgWarner, Inc.	1,851	67,895
Gentex Corp.	2,949	81,201
Lear Corp.	599	70,622
		527,096

Automobiles - 0.2%
Harley-Davidson, Inc. (2)	1,623	58,379
Thor Industries, Inc.	603	34,154
		92,533

Banks - 5.6%
Associated Banc-Corp.	1,795	36,349
BancorpSouth Bank	1,009	29,877
Bank of Hawaii Corp. (2)	397	34,114
Bank OZK	1,159	31,606
BankUnited, Inc.	748	25,148

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 7

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
BOK Financial Corp.	379	29,998
CenterState Bank Corp.	1,360	32,620
CIT Group, Inc.	1,016	46,035
Citizens Financial Group, Inc.	4,566	161,499
Comerica, Inc.	1,560	102,944
Commerce Bancshares, Inc. (2)	1,181	71,628
Community Bank System, Inc.	536	33,066
Cullen/Frost Bankers, Inc. (2)	493	43,655
CVB Financial Corp.	1,180	24,627
East West Bancorp, Inc.	1,540	68,207
Fifth Third Bancorp	7,540	206,445
First Citizens BancShares, Inc., Class A	44	20,748
First Financial Bankshares, Inc. (2)	1,360	45,329
First Hawaiian, Inc.	1,491	39,810
First Horizon National Corp.	3,401	55,096
First Republic Bank	1,748	169,032
FNB Corp.	3,606	41,577
Glacier Bancorp, Inc.	985	39,853
Hancock Whitney Corp.	975	37,338
Home BancShares, Inc.	1,715	32,233
Huntington Bancshares, Inc.	10,110	144,270
IBERIABANK Corp.	593	44,795
Investors Bancorp, Inc.	1,833	20,823
KeyCorp	10,149	181,058
M&T Bank Corp.	1,290	203,781
Old National Bancorp	1,592	27,390
PacWest Bancorp	942	34,232
People’s United Financial, Inc.	3,325	51,986
Pinnacle Financial Partners, Inc.	804	45,627
Popular, Inc.	1,049	56,730
Prosperity Bancshares, Inc. (2)	721	50,924
Regions Financial Corp.	9,953	157,457
Signature Bank	583	69,505
Sterling Bancorp	2,222	44,573
SunTrust Banks, Inc.	4,415	303,752
SVB Financial Group (1)	500	104,475
Synovus Financial Corp.	1,351	48,312
Texas Capital Bancshares, Inc. (1)	516	28,199
UMB Financial Corp.	523	33,775
Umpqua Holdings Corp.	2,357	38,796
United Bankshares, Inc.	1,156	43,778
Valley National Bancorp	3,219	34,991
Webster Financial Corp.	1,030	48,276

8 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Western Alliance Bancorp	1,040	47,923
Wintrust Financial Corp.	565	36,516
Zions BanCorp NA	1,844	82,095
		3,442,873

Beverages - 0.0% (3)
Coca-Cola Consolidated, Inc.	74	22,486

Biotechnology - 2.9%
ACADIA Pharmaceuticals, Inc. (1)(2)	773	27,820
Alexion Pharmaceuticals, Inc. (1)	2,429	237,896
Alkermes plc (1)	1,684	32,855
Allogene Therapeutics, Inc. (1)(2)	544	14,827
Alnylam Pharmaceuticals, Inc. (1)	1,280	102,938
Amicus Therapeutics, Inc. (1)	2,784	22,328
BioMarin Pharmaceutical, Inc. (1)	2,225	149,965
Bluebird Bio, Inc. (1)(2)	640	58,765
Blueprint Medicines Corp. (1)	537	39,453
Exact Sciences Corp. (1)(2)	1,715	154,984
Exelixis, Inc. (1)	3,708	65,576
FibroGen, Inc. (1)	945	34,946
Global Blood Therapeutics, Inc. (1)(2)	568	27,559
Incyte Corp. (1)	2,218	164,642
Ionis Pharmaceuticals, Inc. (1)	1,490	89,266
Neurocrine Biosciences, Inc. (1)	1,128	101,644
Repligen Corp. (1)	635	48,698
Sage Therapeutics, Inc. (1)(2)	662	92,872
Sarepta Therapeutics, Inc. (1)	902	67,939
Seattle Genetics, Inc. (1)	1,333	113,838
Spark Therapeutics, Inc. (1)	444	43,059
Ultragenyx Pharmaceutical, Inc. (1)(2)	733	31,358
United Therapeutics Corp. (1)	516	41,151
		1,764,379

Building Products - 0.9%
Allegion plc	1,308	135,574
Armstrong World Industries, Inc.	569	55,022
Fortune Brands Home & Security, Inc.	1,384	75,705
Masco Corp.	3,163	131,834
Owens Corning	1,792	113,255
Trex Co., Inc. (1)(2)	609	55,376
		566,766

Capital Markets - 4.2%
Affiliated Managers Group, Inc.	553	46,093
Ameriprise Financial, Inc.	1,275	187,553
Ares Management Corp., Class A	935	25,067

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 9

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Cboe Global Markets, Inc.	1,341	154,094
E*Trade Financial Corp.	2,544	111,147
Evercore, Inc., Class A	363	29,076
FactSet Research Systems, Inc. (2)	438	106,421
Franklin Resources, Inc.	2,733	78,874
Houlihan Lokey, Inc.	394	17,770
Interactive Brokers Group, Inc., Class A	679	36,517
Invesco Ltd.	3,929	66,557
KKR & Co., Inc., Class A (2)	5,409	145,232
Lazard Ltd., Class A	1,374	48,090
Legg Mason, Inc.	868	33,149
LPL Financial Holdings, Inc.	768	62,899
MarketAxess Holdings, Inc.	493	161,458
Morningstar, Inc.	246	35,951
MSCI, Inc.	1,007	219,274
Nasdaq, Inc.	1,234	122,598
Northern Trust Corp.	2,112	197,092
Raymond James Financial, Inc.	1,270	104,724
SEI Investments Co.	1,276	75,609
State Street Corp.	3,474	205,626
Stifel Financial Corp.	698	40,051
T. Rowe Price Group, Inc.	2,392	273,286
Virtu Financial, Inc., Class A (2)	667	10,912
		2,595,120

Chemicals - 1.3%
Axalta Coating Systems Ltd. (1)	2,996	90,330
Eastman Chemical Co.	1,751	129,276
International Flavors & Fragrances, Inc. (2)	1,251	153,485
Mosaic Co. (The)	4,218	86,469
PPG Industries, Inc.	2,502	296,512
Sensient Technologies Corp.	536	36,796
		792,868

Commercial Services & Supplies - 1.2%
ADT, Inc. (2)	1,030	6,458
Cintas Corp.	999	267,832
Copart, Inc. (1)	2,085	167,488
IAA, Inc. (1)	1,718	71,692
KAR Auction Services, Inc.	1,489	36,555
MSA Safety, Inc.	518	56,519
Tetra Tech, Inc.	1,087	94,308
UniFirst Corp.	183	35,707
		736,559

10 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Communications Equipment - 1.5%
Arista Networks, Inc. (1)	592	141,441
Ciena Corp. (1)	1,790	70,222
CommScope Holding Co., Inc. (1)	1,987	23,367
EchoStar Corp., Class A (1)	597	23,653
F5 Networks, Inc. (1)	677	95,064
Juniper Networks, Inc.	3,788	93,753
Lumentum Holdings, Inc. (1)	795	42,580
Motorola Solutions, Inc.	1,986	338,434
ViaSat, Inc. (1)	719	54,155
Viavi Solutions, Inc. (1)	2,746	38,458
		921,127

Construction & Engineering - 0.3%
EMCOR Group, Inc.	1,033	88,962
Quanta Services, Inc.	2,348	88,754
		177,716

Consumer Finance - 1.3%
Ally Financial, Inc.	3,957	131,214
Credit Acceptance Corp. (1)	132	60,893
Discover Financial Services	3,352	271,814
FirstCash, Inc.	440	40,335
OneMain Holdings, Inc.	746	27,363
SLM Corp.	4,692	41,407
Synchrony Financial	6,929	236,209
		809,235

Containers & Packaging - 1.7%
AptarGroup, Inc.	990	117,265
Ardagh Group S.A.	485	7,605
Avery Dennison Corp.	1,214	137,874
Ball Corp.	4,114	299,540
Berry Global Group, Inc. (1)	1,722	67,623
Crown Holdings, Inc. (1)	2,022	133,573
Sealed Air Corp.	2,103	87,296
Sonoco Products Co.	1,314	76,488
WestRock Co.	3,287	119,811
		1,047,075

Distributors - 0.5%
Genuine Parts Co.	1,416	141,019
LKQ Corp. (1)	2,591	81,487
Pool Corp.	461	92,984
		315,490

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 11

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Diversified Consumer Services - 1.0%
Bright Horizons Family Solutions, Inc. (1)	705	107,513
Chegg, Inc. (1)	1,494	44,745
frontdoor, Inc. (1)	1,069	51,921
Graham Holdings Co., Class B	48	31,846
Grand Canyon Education, Inc. (1)	643	63,143
H&R Block, Inc. (2)	2,574	60,798
Laureate Education, Inc., Class A (1)	1,266	20,984
Service Corp. International	2,062	98,584
ServiceMaster Global Holdings, Inc. (1)	1,768	98,831
Strategic Education, Inc.	298	40,492
		618,857

Diversified Financial Services - 0.3%
AXA Equitable Holdings, Inc.	2,994	66,347
Jefferies Financial Group, Inc.	2,327	42,817
Voya Financial, Inc.	1,285	69,955
		179,119

Diversified Telecommunication Services - 0.6%
CenturyLink, Inc.	11,407	142,359
GCI Liberty, Inc., Class A (1)	1,130	70,139
Iridium Communications, Inc. (1)	1,050	22,344
Vonage Holdings Corp. (1)	2,589	29,256
Zayo Group Holdings, Inc. (1)	2,602	88,208
		352,306

Electric Utilities - 1.1%
Alliant Energy Corp.	3,300	177,969
Avangrid, Inc.	1,277	66,723
Eversource Energy	3,565	304,701
Portland General Electric Co.	1,820	102,593
		651,986

Electrical Equipment - 1.3%
Acuity Brands, Inc.	504	67,934
AMETEK, Inc.	2,513	230,744
Generac Holdings, Inc. (1)	870	68,156
GrafTech International Ltd. (2)	612	7,834
Hubbell, Inc.	780	102,492
nVent Electric plc	2,256	49,722
Regal-Beloit Corp.	632	46,041
Rockwell Automation, Inc.	1,304	214,899
		787,822

12 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Electronic Equipment, Instruments & Components - 2.8%
Amphenol Corp., Class A	3,129	301,949
Arrow Electronics, Inc. (1)	883	65,854
Avnet, Inc.	1,055	46,932
CDW Corp.	1,701	209,631
Corning, Inc.	8,451	241,023
Dolby Laboratories, Inc., Class A	650	42,016
FLIR Systems, Inc.	1,565	82,303
IPG Photonics Corp. (1)	337	45,697
Jabil, Inc.	1,630	58,305
Keysight Technologies, Inc. (1)	2,203	214,242
National Instruments Corp.	1,374	57,694
Novanta, Inc. (1)	420	34,323
SYNNEX Corp.	421	47,531
Tech Data Corp. (1)	338	35,233
Trimble, Inc. (1)	3,467	134,554
Zebra Technologies Corp., Class A (1)	641	132,283
		1,749,570

Energy Equipment & Services - 0.4%
Baker Hughes, a GE Co.	6,561	152,215
National Oilwell Varco, Inc.	5,382	114,099
		266,314

Entertainment - 1.0%
Cinemark Holdings, Inc.	1,208	46,677
Liberty Formula One, Series A (1)	343	13,579
Lions Gate Entertainment Corp., Class A	1,615	14,939
Live Nation Entertainment, Inc. (1)	1,756	116,493
Madison Square Garden Co. (The), Class A (1)	192	50,596
Take-Two Interactive Software, Inc. (1)	1,407	176,353
Viacom, Inc., Class B	4,356	104,675
World Wrestling Entertainment, Inc., Class A (2)	585	41,623
Zynga, Inc., Class A (1)	10,193	59,323
		624,258

Food & Staples Retailing - 0.8%
BJ’s Wholesale Club Holdings, Inc. (1)	1,337	34,588
Casey’s General Stores, Inc.	450	72,522
Kroger Co. (The)	8,593	221,528
Performance Food Group Co. (1)	1,403	64,552
US Foods Holding Corp. (1)	2,695	110,764
		503,954

Food Products - 3.1%
Bunge Ltd.	1,740	98,519
Campbell Soup Co.	2,180	102,286

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Conagra Brands, Inc.	5,998	184,019
Darling Ingredients, Inc. (1)	1,870	35,773
Flowers Foods, Inc.	2,649	61,271
Hershey Co. (The)	1,768	274,022
Hormel Foods Corp. (2)	3,411	149,163
Ingredion, Inc.	744	60,815
J&J Snack Foods Corp.	207	39,744
JM Smucker Co. (The)	1,367	150,397
Kellogg Co.	3,164	203,603
Lamb Weston Holdings, Inc.	1,853	134,750
Lancaster Colony Corp.	209	28,978
McCormick & Co., Inc.	1,589	248,361
Post Holdings, Inc. (1)	809	85,624
TreeHouse Foods, Inc. (1)	635	35,211
		1,892,536

Gas Utilities - 1.1%
Atmos Energy Corp.	1,592	181,313
New Jersey Resources Corp.	2,030	91,797
ONE Gas, Inc.	957	91,977
Southwest Gas Holdings, Inc.	967	88,036
Spire, Inc.	976	85,146
UGI Corp.	2,791	140,303
		678,572

Health Care Equipment & Supplies - 4.7%
ABIOMED, Inc. (1)	559	99,441
Align Technology, Inc. (1)	906	163,914
Cantel Medical Corp.	499	37,325
Cooper Cos., Inc. (The)	592	175,824
DENTSPLY SIRONA, Inc.	2,712	144,577
DexCom, Inc. (1)	1,268	189,236
Globus Medical, Inc., Class A (1)	838	42,839
Haemonetics Corp. (1)	621	78,333
Hill-Rom Holdings, Inc.	861	90,603
Hologic, Inc. (1)	3,213	162,224
ICU Medical, Inc. (1)	246	39,262
IDEXX Laboratories, Inc. (1)	1,061	288,518
Insulet Corp. (1)	771	127,161
Integra LifeSciences Holdings Corp. (1)	807	48,476
Masimo Corp. (1)	593	88,232
Merit Medical Systems, Inc. (1)	811	24,703
Neogen Corp. (1)	584	39,776
Novocure Ltd. (1)	1,106	82,707
NuVasive, Inc. (1)	571	36,190
Penumbra, Inc. (1)(2)	360	48,416
ResMed, Inc.	1,798	242,928

14 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
STERIS plc	1,072	154,893
Tandem Diabetes Care, Inc. (1)	735	43,350
Teleflex, Inc.	612	207,927
Varian Medical Systems, Inc. (1)	1,010	120,281
West Pharmaceutical Services, Inc.	861	122,107
		2,899,243

Health Care Providers & Services - 2.3%
Acadia Healthcare Co., Inc. (1)	951	29,557
Amedisys, Inc. (1)	383	50,177
Centene Corp. (1)	4,955	214,353
Chemed Corp.	187	78,085
Covetrus, Inc. (1)(2)	1,070	12,722
DaVita, Inc. (1)	1,486	84,806
Encompass Health Corp.	1,150	72,772
Ensign Group, Inc. (The)	634	30,071
Guardant Health, Inc. (1)	498	31,787
HealthEquity, Inc. (1)	777	44,402
Henry Schein, Inc. (1)	1,722	109,347
Laboratory Corp. of America Holdings (1)	1,097	184,296
LHC Group, Inc. (1)	325	36,907
Molina Healthcare, Inc. (1)	780	85,582
Premier, Inc., Class A (1)	696	20,128
Quest Diagnostics, Inc.	1,591	170,285
WellCare Health Plans, Inc. (1)	616	159,649
		1,414,926

Health Care Technology - 1.1%
Cerner Corp.	3,651	248,889
Medidata Solutions, Inc. (1)	702	64,233
Omnicell, Inc. (1)	477	34,473
Teladoc Health, Inc. (1)(2)	727	49,232
Veeva Systems, Inc., Class A (1)	1,743	266,139
		662,966

Hotels, Restaurants & Leisure - 3.4%
Aramark	3,026	131,873
Chipotle Mexican Grill, Inc. (1)	336	282,398
Choice Hotels International, Inc.	374	33,271
Cracker Barrel Old Country Store, Inc. (2)	286	46,518
Darden Restaurants, Inc.	1,445	170,828
Domino’s Pizza, Inc.	501	122,540
Dunkin’ Brands Group, Inc.	1,126	89,359
Extended Stay America, Inc.	2,120	31,037
Hilton Worldwide Holdings, Inc.	3,084	287,151
Hyatt Hotels Corp., Class A	451	33,225
Marriott Vacations Worldwide Corp.	474	49,111

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Planet Fitness, Inc., Class A (1)	1,132	65,509
Royal Caribbean Cruises Ltd.	1,835	198,786
Six Flags Entertainment Corp.	984	49,977
Texas Roadhouse, Inc.	834	43,802
Vail Resorts, Inc.	490	111,505
Wendy’s Co. (The)	2,888	57,702
Wyndham Destinations, Inc.	1,099	50,576
Wyndham Hotels & Resorts, Inc.	1,126	58,259
Yum China Holdings, Inc.	4,119	187,126
		2,100,553

Household Durables - 1.3%
Helen of Troy Ltd. (1)	298	46,983
Leggett & Platt, Inc.	1,242	50,847
Lennar Corp., Class A	3,556	198,602
Mohawk Industries, Inc. (1)	615	76,303
Newell Brands, Inc. (2)	4,182	78,287
Roku, Inc. (1)(2)	989	100,641
Tempur Sealy International, Inc. (1)	523	40,376
Toll Brothers, Inc.	2,303	94,538
Whirlpool Corp.	617	97,708
		784,285

Household Products - 0.8%
Church & Dwight Co., Inc.	3,003	225,946
Clorox Co. (The)	1,425	216,415
Energizer Holdings, Inc. (2)	577	25,145
Spectrum Brands Holdings, Inc.	58	3,067
		470,573

Independent Power and Renewable Electricity Producers - 0.6%
AES Corp.	9,211	150,508
Clearway Energy, Inc., Class C	2,194	40,040
Ormat Technologies, Inc.	1,063	78,970
TerraForm Power, Inc., Class A	4,727	86,150
		355,668

Industrial Conglomerates - 0.2%
Carlisle Cos., Inc.	842	122,545

Insurance - 5.1%
Alleghany Corp. (1)	151	120,462
American Financial Group, Inc.	805	86,819
American National Insurance Co.	128	15,837
Arch Capital Group Ltd. (1)	4,277	179,549
Arthur J. Gallagher & Co.	2,380	213,177
Assurant, Inc.	660	83,041

16 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Assured Guaranty Ltd.	1,099	48,862
Athene Holding Ltd., Class A (1)	1,511	63,553
Axis Capital Holdings Ltd.	927	61,849
Brighthouse Financial, Inc. (1)	1,160	46,945
Brown & Brown, Inc.	3,089	111,389
Cincinnati Financial Corp.	1,629	190,055
Enstar Group Ltd. (1)	162	30,767
Erie Indemnity Co., Class A	299	55,509
Everest Re Group Ltd.	416	110,693
Fidelity National Financial, Inc.	2,894	128,523
First American Financial Corp.	1,113	65,678
Globe Life, Inc.	1,161	111,177
Hanover Insurance Group, Inc. (The)	457	61,942
Hartford Financial Services Group, Inc. (The)	3,925	237,894
Kemper Corp.	631	49,187
Lincoln National Corp.	1,938	116,900
Mercury General Corp.	366	20,452
Old Republic International Corp.	3,128	73,727
Primerica, Inc.	444	56,490
Principal Financial Group, Inc.	2,884	164,792
Reinsurance Group of America, Inc.	680	108,718
RenaissanceRe Holdings Ltd.	486	94,017
RLI Corp.	456	42,367
Selective Insurance Group, Inc.	619	46,543
Unum Group	1,738	51,653
White Mountains Insurance Group Ltd.	30	32,400
Willis Towers Watson plc	1,478	285,210
		3,166,177

Interactive Media & Services - 0.6%
ANGI Homeservices, Inc., Class A (1)(2)	818	5,795
Cargurus, Inc. (1)(2)	821	25,410
IAC/InterActiveCorp (1)	1,040	226,689
Match Group, Inc. (2)	700	50,008
TripAdvisor, Inc. (1)	1,176	45,488
		353,390

Internet & Direct Marketing Retail - 0.7%
Etsy, Inc. (1)	1,225	69,213
Expedia Group, Inc.	1,623	218,147
GrubHub, Inc. (1)(2)	973	54,692
Qurate Retail, Inc., Class A (1)	3,945	40,693
Wayfair, Inc., Class A (1)(2)	605	67,833
		450,578

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
IT Services - 4.5%
Akamai Technologies, Inc. (1)	1,907	174,262
Alliance Data Systems Corp.	545	69,831
Amdocs Ltd.	1,510	99,826
Black Knight, Inc. (1)	1,664	101,604
Booz Allen Hamilton Holding Corp.	1,764	125,279
Broadridge Financial Solutions, Inc.	1,424	177,188
CoreLogic, Inc. (1)	1,036	47,936
DXC Technology Co.	3,188	94,046
EPAM Systems, Inc. (1)	641	116,867
Gartner, Inc. (1)	1,085	155,144
Genpact Ltd.	1,961	75,989
GoDaddy, Inc., Class A (1)	1,929	127,275
Jack Henry & Associates, Inc.	877	128,016
LiveRamp Holdings, Inc. (1)	748	32,134
MAXIMUS, Inc.	786	60,726
MongoDB, Inc. (1)(2)	575	69,276
Okta, Inc. (1)	1,537	151,333
Perspecta, Inc.	1,547	40,408
Sabre Corp.	3,122	69,917
Science Applications International Corp.	597	52,148
Square, Inc., Class A (1)(2)	4,198	260,066
Twilio, Inc., Class A (1)(2)	1,631	179,345
VeriSign, Inc. (1)	1,468	276,909
WEX, Inc. (1)	517	104,470
		2,789,995

Leisure Products - 0.4%
Brunswick Corp.	1,108	57,749
Hasbro, Inc.	1,207	143,259
Mattel, Inc. (1)(2)	3,446	39,250
		240,258

Life Sciences Tools & Services - 2.3%
Agilent Technologies, Inc.	3,299	252,802
Bio-Rad Laboratories, Inc., Class A (1)	252	83,850
Bio-Techne Corp.	408	79,833
Bruker Corp.	1,250	54,913
Charles River Laboratories International, Inc. (1)	554	73,333
IQVIA Holdings, Inc. (1)	2,062	308,022
Mettler-Toledo International, Inc. (1)	269	189,484
PerkinElmer, Inc.	1,292	110,040
PRA Health Sciences, Inc. (1)	741	73,529
Syneos Health, Inc. (1)	719	38,258
Waters Corp. (1)	704	157,154
		1,421,218

18 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Machinery - 6.0%
AGCO Corp.	822	62,225
Allison Transmission Holdings, Inc.	1,685	79,279
CNH Industrial NV	12,796	129,879
Colfax Corp. (1)	1,196	34,756
Crane Co.	702	56,602
Cummins, Inc.	1,627	264,664
Donaldson Co., Inc.	1,701	88,588
Dover Corp.	1,699	169,152
Flowserve Corp.	1,714	80,061
Fortive Corp.	3,544	242,977
Gardner Denver Holdings, Inc. (1)	1,858	52,563
Gates Industrial Corp. plc (1)(2)	547	5,508
Graco, Inc.	2,236	102,945
IDEX Corp.	943	154,539
ITT, Inc.	1,206	73,795
John Bean Technologies Corp.	377	37,485
Lincoln Electric Holdings, Inc.	847	73,486
Middleby Corp. (The) (1)	741	86,623
Navistar International Corp. (1)	827	23,247
Nordson Corp.	711	103,991
Oshkosh Corp.	920	69,736
PACCAR, Inc.	3,701	259,107
Parker-Hannifin Corp.	1,361	245,810
Pentair plc	2,402	90,796
RBC Bearings, Inc. (1)	337	55,912
Rexnord Corp. (1)	1,476	39,926
Snap-on, Inc. (2)	571	89,384
Stanley Black & Decker, Inc.	1,628	235,100
Timken Co. (The)	830	36,113
Toro Co. (The)	1,463	107,238
WABCO Holdings, Inc. (1)	739	98,841
Wabtec Corp. (2)	2,182	156,799
Watts Water Technologies, Inc., Class A	353	33,087
Woodward, Inc.	870	93,812
Xylem, Inc.	2,279	181,454
		3,715,480

Media - 2.3%
Altice USA, Inc., Class A (1)	4,299	123,295
AMC Networks, Inc., Class A (1)	560	27,530
Cable One, Inc.	57	71,518
CBS Corp., Class B	3,906	157,685
Discovery, Inc., Class A (1)(2)	5,888	156,797
DISH Network Corp., Class A (1)	2,244	76,453
Interpublic Group of Cos., Inc. (The)	4,548	98,055
Liberty Broadband Corp., Class A (1)	2,005	209,563

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Liberty Latin America Ltd., Class C (1)	1,737	29,694
New York Times Co. (The), Class A (2)	1,578	44,941
Nexstar Media Group, Inc., Class A	533	54,531
Omnicom Group, Inc. (2)	2,473	193,636
Sinclair Broadcast Group, Inc., Class A	616	26,328
Sirius XM Holdings, Inc. (2)	19,549	122,279
TEGNA, Inc.	2,632	40,875
		1,433,180

Metals & Mining - 0.6%
Nucor Corp.	3,383	172,229
Reliance Steel & Aluminum Co.	1,036	103,248
Steel Dynamics, Inc.	3,263	97,237
		372,714

Multi-Utilities - 1.0%
Ameren Corp.	2,880	230,544
CenterPoint Energy, Inc.	6,112	184,460
CMS Energy Corp.	3,446	220,372
		635,376

Multiline Retail - 0.3%
Kohl’s Corp.	1,650	81,939
Macy’s, Inc.	2,800	43,512
Nordstrom, Inc. (2)	976	32,862
Ollie’s Bargain Outlet Holdings, Inc. (1)(2)	602	35,301
		193,614

Personal Products - 0.0% (3)
Coty, Inc., Class A	2,788	29,302

Pharmaceuticals - 0.7%
Catalent, Inc. (1)	1,813	86,408
Elanco Animal Health, Inc. (1)	4,179	111,120
Horizon Therapeutics plc (1)	2,350	63,990
Jazz Pharmaceuticals plc (1)	611	78,294
Nektar Therapeutics (1)(2)	1,844	33,588
Perrigo Co. plc	1,308	73,104
		446,504

Professional Services - 2.4%
CoStar Group, Inc. (1)	455	269,906
Exponent, Inc.	575	40,192
FTI Consulting, Inc. (1)	439	46,530
IHS Markit Ltd. (1)	4,402	294,406
Insperity, Inc.	443	43,689
ManpowerGroup, Inc.	709	59,726

20 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Nielsen Holdings plc	4,020	85,425
Robert Half International, Inc.	1,331	74,083
TransUnion	2,451	198,801
TriNet Group, Inc. (1)	515	32,028
Verisk Analytics, Inc.	1,925	304,419
		1,449,205

Real Estate Management & Development - 0.5%
CBRE Group, Inc., Class A (1)	3,927	208,170
Jones Lang LaSalle, Inc.	798	110,970
		319,140

Road & Rail - 1.0%
AMERCO	85	33,153
Genesee & Wyoming, Inc., Class A (1)	684	75,589
JB Hunt Transport Services, Inc.	890	98,478
Kansas City Southern	1,071	142,454
Knight-Swift Transportation Holdings, Inc.	1,375	49,913
Landstar System, Inc.	509	57,303
Old Dominion Freight Line, Inc.	792	134,616
Schneider National, Inc., Class B	630	13,684
		605,190

Semiconductors & Semiconductor Equipment - 4.2%
Cabot Microelectronics Corp.	320	45,187
Cree, Inc. (1)	1,034	50,666
Cypress Semiconductor Corp.	4,194	97,888
Entegris, Inc.	1,468	69,084
First Solar, Inc. (1)	781	45,306
KLA Corp.	1,799	286,851
Lam Research Corp.	1,420	328,176
Marvell Technology Group Ltd.	7,002	174,840
Maxim Integrated Products, Inc.	2,986	172,919
Microchip Technology, Inc. (2)	2,505	232,740
MKS Instruments, Inc.	677	62,474
Monolithic Power Systems, Inc.	436	67,855
ON Semiconductor Corp. (1)	4,029	77,397
Qorvo, Inc. (1)	1,244	92,230
Silicon Laboratories, Inc. (1)	506	56,343
Skyworks Solutions, Inc.	1,885	149,386
Teradyne, Inc.	2,214	128,213
Universal Display Corp.	579	97,214
Versum Materials, Inc.	1,512	80,030
Xilinx, Inc.	2,816	270,054
		2,584,853

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Software - 7.0%
ACI Worldwide, Inc. (1)	1,326	41,537
Alteryx, Inc., Class A (1)(2)	754	81,002
Anaplan, Inc. (1)	1,052	49,444
ANSYS, Inc. (1)	981	217,154
Appfolio, Inc., Class A (1)(2)	192	18,267
Aspen Technology, Inc. (1)	860	105,849
Avalara, Inc. (1)	540	36,337
Blackbaud, Inc.	537	48,513
Blackline, Inc. (1)	624	29,833
Cadence Design Systems, Inc. (1)	3,449	227,910
CDK Global, Inc.	1,255	60,353
Ceridian HCM Holding, Inc. (1)(2)	1,010	49,864
Citrix Systems, Inc.	1,548	149,413
Cornerstone OnDemand, Inc. (1)	697	38,210
Coupa Software, Inc. (1)	774	100,287
DocuSign, Inc. (1)	892	55,233
Dropbox, Inc., Class A (1)	2,149	43,345
Elastic NV (1)	427	35,159
Envestnet, Inc. (1)	606	34,360
Fair Isaac Corp. (1)	385	116,855
FireEye, Inc. (1)(2)	2,409	32,136
Five9, Inc. (1)	791	42,508
Fortinet, Inc. (1)	1,673	128,420
Guidewire Software, Inc. (1)	912	96,107
HubSpot, Inc. (1)	553	83,840
j2 Global, Inc. (1)(2)	560	50,859
LogMeIn, Inc.	589	41,795
Manhattan Associates, Inc. (1)	741	59,776
New Relic, Inc. (1)	561	34,473
Nuance Communications, Inc. (1)	2,953	48,163
Nutanix, Inc., Class A (1)	1,536	40,320
Palo Alto Networks, Inc. (1)	1,084	220,952
Paycom Software, Inc. (1)	707	148,109
Paylocity Holding Corp. (1)	432	42,155
Pegasystems, Inc.	428	29,125
Pivotal Software, Inc., Class A (1)	886	13,219
Pluralsight, Inc., Class A (1)(2)	791	13,285
Proofpoint, Inc. (1)	562	72,526
PTC, Inc. (1)	1,254	85,498
Q2 Holdings, Inc. (1)	548	43,221
Qualys, Inc. (1)	343	25,921
RealPage, Inc. (1)	1,043	65,563
RingCentral, Inc., Class A (1)	899	112,968
Smartsheet, Inc., Class A (1)	1,227	44,209
SolarWinds Corp. (1)(2)	493	9,096
Splunk, Inc. (1)	1,736	204,605

22 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
SS&C Technologies Holdings, Inc.	2,272	117,167
Symantec Corp.	6,923	163,591
Synopsys, Inc. (1)	1,880	258,030
Teradata Corp. (1)	1,314	40,734
Trade Desk, Inc. (The), Class A (1)(2)	524	98,276
Tyler Technologies, Inc. (1)	437	114,713
Verint Systems, Inc. (1)	886	37,903
Zendesk, Inc. (1)	1,457	106,186
Zscaler, Inc. (1)(2)	1,061	50,143
		4,314,517

Specialty Retail - 2.8%
Aaron’s, Inc.	730	46,910
Advance Auto Parts, Inc.	713	117,930
American Eagle Outfitters, Inc.	1,689	27,396
AutoNation, Inc. (1)	628	31,840
AutoZone, Inc. (1)	263	285,255
Best Buy Co., Inc.	2,482	171,233
Burlington Stores, Inc. (1)	776	155,060
CarMax, Inc. (1)	1,792	157,696
Dick’s Sporting Goods, Inc. (2)	728	29,710
Five Below, Inc. (1)	565	71,247
Floor & Decor Holdings, Inc., Class A (1)	699	35,754
Foot Locker, Inc.	1,121	48,382
Gap, Inc. (The)	1,731	30,050
L Brands, Inc.	2,350	46,037
Penske Automotive Group, Inc.	337	15,933
Tiffany & Co. (2)	1,159	107,358
Tractor Supply Co.	1,400	126,616
Ulta Beauty, Inc. (1)	668	167,434
Williams-Sonoma, Inc. (2)	849	57,715
		1,729,556

Technology Hardware, Storage & Peripherals - 1.3%
Hewlett Packard Enterprise Co.	14,024	212,744
NCR Corp. (1)	1,206	38,061
NetApp, Inc.	2,477	130,067
Pure Storage, Inc., Class A (1)	2,451	41,520
Seagate Technology plc	2,844	152,979
Western Digital Corp.	3,019	180,053
Xerox Holdings Corp. (1)	2,282	68,255
		823,679

Textiles, Apparel & Luxury Goods - 1.2%
Capri Holdings Ltd. (1)	1,276	42,312
Carter’s, Inc.	488	44,511
Columbia Sportswear Co.	322	31,199

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Deckers Outdoor Corp. (1)	311	45,829
Hanesbrands, Inc. (2)	3,227	49,438
lululemon Athletica, Inc. (1)	1,229	236,619
PVH Corp.	736	64,937
Ralph Lauren Corp.	492	46,971
Skechers U.S.A., Inc., Class A (1)	1,124	41,981
Tapestry, Inc.	2,530	65,907
Under Armour, Inc., Class A (1)(2)	3,666	73,100
		742,804

Thrifts & Mortgage Finance - 0.4%
Essent Group Ltd.	978	46,621
LendingTree, Inc. (1)(2)	84	26,076
MGIC Investment Corp.	3,726	46,873
New York Community Bancorp, Inc.	4,656	58,433
Radian Group, Inc.	2,135	48,764
TFS Financial Corp. (2)	652	11,749
		238,516

Trading Companies & Distributors - 1.1%
Air Lease Corp.	1,480	61,894
Fastenal Co.	5,729	187,166
HD Supply Holdings, Inc. (1)	2,544	99,661
MSC Industrial Direct Co., Inc., Class A	599	43,446
United Rentals, Inc. (1)	961	119,779
Univar Solutions, Inc. (1)	2,059	42,745
W.W. Grainger, Inc.	462	137,283
		691,974

Transportation Infrastructure - 0.1%
Macquarie Infrastructure Corp.	1,032	40,733

Water Utilities - 0.7%
American Water Works Co., Inc.	2,226	276,536
Aqua America, Inc.	3,132	140,408
		416,944

Wireless Telecommunication Services - 0.1%
Telephone & Data Systems, Inc.	1,192	30,753
United States Cellular Corp. (1)	139	5,224
		35,977

Total Common Stocks (Cost $51,811,126)		61,401,951

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	96,169	96,169

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $96,169)		96,169

TOTAL INVESTMENTS (Cost $51,907,295) - 99.8%		61,498,120
Other assets and liabilities, net - 0.2%		108,202
NET ASSETS - 100.0%		61,606,322

NOTES TO SCHEDULE OF INVESTMENTS
(1) Non-income producing security.
(2) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $4,186,981.
(3) Amount is less than 0.05%.
See notes to financial statements.

24 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 25

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $51,907,295) - including $4,186,981 of securities on loan	$61,498,120
Cash	149,152
Receivable for capital shares sold	67,619
Dividends receivable	49,803
Securities lending income receivable	485
Receivable from affiliate	8,247
Directors’ deferred compensation plan	35,778
Other assets	2,770
Total assets	61,811,974

LIABILITIES
Payable for capital shares redeemed	1,554
Deposits for securities loaned	96,169
Payable to affiliates:
Investment advisory fee	5,785
Administrative fee	5,785
Distribution and service fees	2,533
Sub-transfer agency fee	2,847
Directors’ deferred compensation plan	35,778
Accrued expenses	55,201
Total liabilities	205,652
NET ASSETS	$61,606,322

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$52,517,272
Distributable earnings	9,089,050
Total	$61,606,322

NET ASSET VALUE PER SHARE
Class A (based on net assets of $12,385,088 and 462,179 shares outstanding)	$26.80
Class I (based on net assets of $49,221,234 and 1,820,609 shares outstanding)	$27.04

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$28.14
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

26 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $172)	$866,056
Interest income	2,771
Securities lending income, net	7,321
Total investment income	876,148

EXPENSES
Investment advisory fee	78,305
Administrative fee	71,839
Distribution and service fees:
Class A	39,842
Directors’ fees and expenses	3,411
Custodian fees	47,737
Transfer agency fees and expenses	68,349
Accounting fees	14,234
Professional fees	29,735
Registration fees	44,466
Reports to shareholders	11,208
Miscellaneous	16,482
Total expenses	425,608
Waiver and/or reimbursement of expenses by affiliate	(235,682)
Reimbursement of expenses-other	(1,535)
Net expenses	188,391
Net investment income	687,757

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investment securities	(105,280)

Net change in unrealized appreciation (depreciation) on investment securities	(514,228)

Net realized and unrealized loss	(619,508)

Net increase in net assets resulting from operations	$68,249
See notes to financial statements.

www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT 27

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$687,757	$716,653
Net realized gain (loss)	(105,280)	1,116,426
Net change in unrealized appreciation (depreciation)	(514,228)	6,344,024
Net increase in net assets resulting from operations	68,249	8,177,103

Distributions to shareholders:
Class A shares	(548,723)	(444,241)
Class I shares	(1,261,327)	(1,070,731)
Total distributions to shareholders	(1,810,050)	(1,514,972)

Capital share transactions:
Class A shares	(9,305,867)	6,224,013
Class C shares (1)	—	(841,689)
Class I shares	3,266,862	21,669,312
Class Y shares (1)	—	(10,333,261)
Net increase (decrease) in net assets from capital share transactions	(6,039,005)	16,718,375

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,780,806)	23,380,506

NET ASSETS
Beginning of year	69,387,128	46,006,622
End of year	$61,606,322	$69,387,128

(1) Effective December 8, 2017, Class C shares of the Fund converted to Class A shares and Class Y shares converted to Class I shares at net asset value. Thereafter, Class C shares and Class Y shares were terminated.

See notes to financial statements.

28 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS A SHARES	2019	2018	2017	2016 (1)
Net asset value, beginning	$27.23	$24.44	$21.25	$20.00
Income from investment operations:
Net investment income (2)	0.24	0.25	0.38	0.23
Net realized and unrealized gain (loss)	(0.02)	3.25	3.22	1.08
Total from investment operations	0.22	3.50	3.60	1.31
Distributions from:
Net investment income	(0.24)	(0.24)	(0.16)	(0.06)
Net realized gain	(0.41)	(0.47)	(0.25)	—
Total distributions	(0.65)	(0.71)	(0.41)	(0.06)
Total increase (decrease) in net asset value	(0.43)	2.79	3.19	1.25
Net asset value, ending	$26.80	$27.23	$24.44	$21.25
Total return (3)	1.05%	14.55%	17.12%	6.55%	(4)
Ratios to average net assets: (5)
Total expenses	0.90%	0.94%	1.53%	3.20%	(6)
Net expenses	0.53%	0.57%	0.57%	0.57%	(6)
Net investment income	0.93%	0.95%	1.64%	1.26%	(6)
Portfolio turnover	57%	39%	63%	42%	(4)
Net assets, ending (in thousands)	$12,385	$22,575	$14,339	$5,442

(1) From October 30, 2015 inception.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
See notes to financial statements.

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CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS I SHARES	2019	2018	2017	2016 (1)
Net asset value, beginning	$27.45	$24.56	$21.31	$20.00
Income from investment operations:
Net investment income (2)	0.32	0.34	0.52	0.29
Net realized and unrealized gain (loss)	(0.02)	3.27	3.17	1.09
Total from investment operations	0.30	3.61	3.69	1.38
Distributions from:
Net investment income	(0.30)	(0.25)	(0.19)	(0.07)
Net realized gain	(0.41)	(0.47)	(0.25)	—
Total distributions	(0.71)	(0.72)	(0.44)	(0.07)
Total increase (decrease) in net asset value	(0.41)	2.89	3.25	1.31
Net asset value, ending	$27.04	$27.45	$24.56	$21.31
Total return (3)	1.30%	14.96%	17.50%	6.91%	(4)
Ratios to average net assets: (5)
Total expenses	0.64%	0.69%	0.87%	2.72%	(6)
Net expenses	0.24%	0.22%	0.22%	0.22%	(6)
Net investment income	1.23%	1.31%	2.21%	1.62%	(6)
Portfolio turnover	57%	39%	63%	42%	(4)
Net assets, ending (in thousands)	$49,221	$46,812	$21,075	$4,791

(1) From October 30, 2015 inception.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
See notes to financial statements.

30 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert US Mid-Cap Core Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert US Mid-Cap Core Responsible Index, which measures the investment return of mid-capitalization stocks.
The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

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The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1		Level 2	Level 3	Total
Common Stocks	$61,401,951	(1)	$—	$—	$61,401,951
Short Term Investment of Cash Collateral for Securities Loaned	96,169		—	—	96,169
Total Investments	$61,498,120		$—	$—	$61,498,120

(1) The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.
B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class.
D. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
E. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
F. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
G. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.12% (0.15% prior to February 1, 2019) of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $78,305.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.49% and 0.24% (0.57% and 0.22% prior to February 1, 2019) for Class A and Class I, respectively, of such class’ average daily net assets. The expense reimbursement agreement with

32 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $235,682.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of each Fund’s average daily net assets attributable to Class A and Class I and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $71,839.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $39,842 for Class A shares.
The Fund was informed that EVD received $5,935 as its portion of the sales charge on sales of Class A shares and less than $100 of contingent deferred sales charges paid by Fund shareholders for the year ended September 30, 2019.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $11,835 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $1,535, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $34,223,643 and $41,387,612, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$943,782	$1,085,075
Long-term capital gains	$866,268	$429,897
During the year ended September 30, 2019, distributable earnings was decreased by $196,371 and paid-in capital was increased by $196,371 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

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As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$407,702
Undistributed long-term capital gains	$597,691
Net unrealized appreciation (depreciation)	$8,083,657
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$53,414,463
Gross unrealized appreciation	$10,070,821
Gross unrealized depreciation	(1,987,164)
Net unrealized appreciation (depreciation)	$8,083,657
NOTE 5 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan was $4,186,981 and the total value of collateral received was $4,257,343, comprised of cash of $96,169 and U.S. government and/or agencies securities of $4,161,174.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$4,257,343	$—	$—	$—	$4,257,343
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 6 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund had no borrowings

34 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT

outstanding pursuant to this line of credit at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.
NOTE 7 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	212,360	$5,411,584	332,234	$8,552,502
Reinvestment of distributions	21,810	537,820	16,986	427,720
Shares redeemed	(601,154)	(15,255,271)	(137,039)	(3,535,876)
Converted from Class C	—	—	30,328	779,667
Net increase (decrease)	(366,984)	($9,305,867)	242,509	$6,224,013

Class C (1)
Shares sold	—	$—	1,595	$39,353
Shares redeemed	—	—	(4,037)	(101,375)
Converted to Class A	—	—	(30,699)	(779,667)
Net decrease	—	$—	(33,141)	($841,689)

Class I
Shares sold	1,074,807	$27,546,107	611,183	$15,672,923
Reinvestment of distributions	47,929	1,189,603	41,505	1,050,499
Shares redeemed	(1,007,725)	(25,468,848)	(240,884)	(6,319,084)
Converted from Class Y	—	—	435,772	11,264,974
Net increase	115,011	$3,266,862	847,576	$21,669,312

Class Y (1)
Shares sold	—	$—	41,621	$1,034,568
Shares redeemed	—	—	(4,148)	(102,855)
Converted to Class I	—	—	(438,307)	(11,264,974)
Net decrease	—	$—	(400,834)	($10,333,261)

(1) Effective December 8, 2017, Class C shares of the Fund converted to Class A shares and Class Y shares converted to Class I shares at net asset value. Thereafter, Class C shares and Class Y shares were terminated.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert Responsible Index Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert US Mid-Cap Core Responsible Index Fund (the Fund), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the four‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the four‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of     September 30, 2019, by correspondence with the custodian or brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and capital gains dividends.

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund designates approximately $785,946, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2019 ordinary income dividends, 82.83% qualifies for the corporate dividends received deduction.

Capital Gains Dividends. The Fund hereby designates as a capital gain dividend with respect to the taxable year ended September 30, 2019, $714,386 or, if subsequently determined to be different, the net capital gain of such year.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2000
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Director	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2000
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

38 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

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IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

40 www.calvert.com CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

CALVERT US MID-CAP CORE RESPONSIBLE INDEX FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24193 9.30.19

Calvert International Responsible Index Fund

Important Note. Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (calvert.com/prospectus), and you will be notified by mail each time a report is posted and provided with a website address to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you are a direct investor, you may elect to receive shareholder reports and other communications from the Fund electronically by signing up for e-Delivery at calvert.com. If you own your shares through a financial intermediary (such as a broker-dealer or bank), you must contact your financial intermediary to sign up.
You may elect to receive all future Fund shareholder reports in paper free of charge. If you are a direct investor, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-368-2745. If you own these shares through a financial intermediary, you must contact your financial intermediary or follow instructions included with this disclosure, if applicable, to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Calvert funds held directly or to all funds held through your financial intermediary, as applicable.

Annual Report September 30, 2019 E-Delivery Sign-Up — Details Inside

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund and its adviser have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser is subject to CFTC regulation.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

This report must be preceded or accompanied by a current summary prospectus or prospectus. Before investing, investors should consider carefully the investment objective, risks, and charges and expenses of a mutual fund. This and other important information is contained in the summary prospectus and prospectus, which can be obtained from a financial intermediary. Prospective investors should read the prospectus carefully before investing. For further information, please call 1-800-368-2745.

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2	Management’s Discussion of Fund Performance
3	Performance
4	Fund Profile
5	Endnotes and Additional Disclosures
6	Fund Expenses
7	Financial Statements
41	Report of Independent Registered Public Accounting Firm
42	Federal Tax Information
43	Management and Organization
45	Important Notices

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE1

Economic and Market Conditions
In the midst of a yearlong U.S.-China trade war and slowing economic growth worldwide, global stocks delivered mixed returns during the 12-month period ended September 30, 2019.
U.S. stocks opened the period on the downside as investors worried that President Trump’s imposition of broad import tariffs might provoke a wider trade dispute with China, the world’s second-largest economy behind the U.S.
With U.S. economic data largely positive in calendar year 2018, the U.S. Federal Reserve Board (the Fed) raised its benchmark federal funds rate four times ─ from a low range of 1.50%-1.75% to 2.25%-2.50% ─ with the last quarter-point increase on December 19, 2018.
U.S. stocks turned higher in early 2019 as trade fears eased and interest rates remained stable after the Fed signaled a slower pace for future rate hikes. However, around the same time, U.S. economic indicators began sending mixed signals. While the U.S. job market was robust during the period with the unemployment rate dipping below 4%, retail sales fell, raising concerns about consumer spending. Factory output also declined, dragged down by a large drop in auto production.
The U.S. equity market fluctuated through the spring of 2019. Heightened trade-conflict rhetoric drove stocks lower in May before easing tensions helped equities recover in June. Key economic indicators continued to be mixed, with job creation decelerating sharply in May.
After holding interest rates steady through the first half of 2019, the Fed cut its benchmark interest rate to 2.00%-2.25% on July 31 ─ its first reduction in over a decade ─ followed by a second interest-rate drop to 1.75%-2.00% on September 18. Lower rates are intended to help stimulate economic activity by making borrowing costs relatively more affordable.
After sliding in August, U.S. equities rebounded in early September before pulling back in the final weeks of the period. Like U.S. stocks, global equity markets were volatile during the period. In addition to concerns about U.S.-China trade tensions, investors confronted widespread evidence of a global economic slowdown from Germany to China to India. In Europe, markets faced the added uncertainties of Brexit. The United Kingdom is expected to exit the European Union this fall despite the political turmoil the pending move has already created inside and outside its borders.

During the 12-month period ended September 30, 2019, the MSCI World Index,2 a proxy for global equities, returned 1.83%. In the U.S., the blue-chip Dow Jones Industrial Average® gained 4.21%, while the broader U.S. equity market represented by the S&P 500® Index rose 4.25%. The MSCI EAFE Index of developed-market international equities fell -1.34%, and the MSCI Emerging Markets Index fell -2.02% during the period.
Fund Performance
For the 12-month period ended September 30, 2019, Calvert International Responsible Index Fund (the Fund) returned 0.34% for Class A shares at net asset value (NAV). The Fund outperformed its primary benchmark, the MSCI World ex USA Index, which returned -0.95%; and underperformed its secondary benchmark, the Calvert International Responsible Index (the Calvert Index), which returned 0.51% during the period.
The Fund’s underperformance versus its secondary benchmark was due to Fund expenses and fees, which the Calvert Index does not incur.
Six of the Fund’s 11 market sectors delivered positive returns during the period. The weakest-performing sectors were energy, materials, and financials. The strongest-performing sectors were utilities, consumer staples, and health care.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

2 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

PERFORMANCE

Performance[2,3]
Portfolio Managers Thomas C. Seto, Christopher Madden, CFA and Jade Huang, each of Calvert Research and Management

% Average Annual Total Returns	Class Inception Date	Performance Inception Date	One Year	Five Years	Since Inception
Class A at NAV	10/30/2015	10/30/2015	0.34%	—%	4.91%
Class A with 4.75% Maximum Sales Charge	—	—	-4.44	—	3.61
Class I at NAV	10/30/2015	10/30/2015	0.60	—	5.26
Class R6 at NAV	02/01/2019	10/30/2015	0.60	—	5.26

MSCI World ex USA Index	—	—	-0.95%	3.06%	4.84%
Calvert International Responsible Index	—	—	0.51	—	5.14

% Total Annual Operating Expense Ratios[4]			Class A	Class I	Class R6
Gross			1.02%	0.77%	0.74%
Net			0.54	0.29	0.26

Growth of $10,000
This graph shows the change in value of a hypothetical investment of $10,000 in Class A of the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

Growth of Investment[3]	Amount Invested	Period Beginning	At NAV	With Maximum Sales Charge
Class I	$100,000	10/30/2015	$122,252	N.A.
Class R6	$1,000,000	10/31/2015	$1,222,516	N.A.

See Endnotes and Additional Disclosures in this report.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. Returns are before taxes unless otherwise noted. For performance as of the most recent month-end, please refer to www.calvert.com.

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FUND PROFILE

SECTOR ALLOCATION (% of total investments)[5]		TEN LARGEST HOLDINGS (% of net assets)[6]

Financials	22.3%	Nestle SA	2.2%
Industrials	13.9%	Roche Holding AG	1.4%
Health Care	12.2%	Taiwan Semiconductor Manufacturing Co. Ltd.	1.3%
Consumer Discretionary	11.3%	Samsung Electronics Co. Ltd.	1.3%
Information Technology	10.9%	Toyota Motor Corp.	1.3%
Consumer Staples	10.3%	Novartis AG	1.3%
Communication Services	6.6%	Unilever plc	1.1%
Materials	5.7%	AstraZeneca plc	0.9%
Utilities	3.9%	SAP SE	0.8%
Real Estate	2.4%	GlaxoSmithKline plc	0.8%
Energy	0.5%	Total	12.4%
Total	100.0%

See Endnotes and Additional Disclosures in this report.

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Endnotes and Additional Disclosures
1 The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated on the cover. These views are subject to change at any time based upon market or other conditions, and Calvert and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Calvert fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

2 MSCI World Index is an unmanaged index of equity securities in the developed markets. MSCI EAFE Index is an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. MSCI Emerging Markets Index is an unmanaged index of emerging markets common stocks. MSCI World ex USA Index is an unmanaged index of equity securities in the developed markets, excluding the United States. MSCI indexes are net of foreign withholding taxes. Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder. Dow Jones Industrial Average® is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. S&P 500® Index is an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. S&P Dow Jones Indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® and S&P 500® are registered trademarks of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); S&P DJI, Dow Jones and their respective affiliates do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Calvert International Responsible Index (the “Calvert Index”) is composed of common stocks of large companies in developed markets, excluding the U.S. Large companies in developed markets are the 1,000 largest publicly traded companies in markets that Calvert Research and Management determines to be developed markets based on a set of criteria including level of economic development, existence of capital controls, openness to foreign direct investment, market trading and liquidity conditions, regulatory environment, treatment of minority shareholders, and investor expectations. The Calvert Principles for Responsible Investment serve as a framework for considering environmental, social and governance factors that may affect investment performance. Stocks are weighted in the Calvert Index based on their float-adjusted market capitalization, by country and by sector, subject to certain prescribed limits.

Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

3 Total Returns at NAV do not include applicable sales charges. If sales charges were deducted, the returns would be lower. Total Returns shown with maximum sales charge reflect the stated maximum sales charge. Unless otherwise stated, performance does not reflect the deduction of taxes on Fund distributions or redemptions of Fund shares.

Performance prior to the inception date of a class may be linked to the performance of an older class of the Fund. This linked performance is adjusted for any applicable sales charge, but is not adjusted for class expense differences. If adjusted for such differences, the performance would be different. The performance of Class R6 is linked to Class I. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable. Performance presented in the Financial Highlights included in the financial statements is not linked.

Calvert Research and Management became the investment adviser to the Fund on December 31, 2016. Performance reflected prior to such date is that of the Fund’s former investment adviser.

4 Source: Fund prospectus. Net expense ratios reflect a contractual expense reimbursement that continues through 1/31/20. Without the reimbursement, performance would have been lower. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report.

[5]	Does not include Short Term Investment of Cash Collateral for Securities Loaned.

[6]	Excludes cash and cash equivalents.

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FUND EXPENSES
Example
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of Fund investing and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2019 to September 30, 2019).
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	BEGINNING ACCOUNT VALUE (4/1/19)	ENDING ACCOUNT VALUE (9/30/19)	EXPENSES PAID DURING PERIOD (4/1/19 - 9/30/19)*	ANNUALIZED EXPENSE RATIO
Actual
Class A	$1,000.00	$1040.60	$2.76**	0.54%
Class I	$1,000.00	$1041.90	$1.48**	0.29%
Class R6	$1,000.00	$1,041.90	$1.33**	0.26%
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,022.36	$2.74**	0.54%
Class I	$1,000.00	$1,023.61	$1.47**	0.29%
Class R6	$1,000.00	$1,023.77	$1.32**	0.26%

* Expenses are equal to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on March 31, 2019.

** Absent a waiver and/or reimbursement of expenses by an affiliate, expenses would be higher.

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CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2019

	SHARES	VALUE ($)
COMMON STOCKS - 98.6%
Australia - 5.2%
APA Group	25,190	195,093
ASX Ltd.	2,041	111,846
Australia & New Zealand Banking Group Ltd.	25,343	486,831
Brambles Ltd.	20,043	154,351
Cochlear Ltd.	692	97,381
Coles Group Ltd.	15,785	164,109
Commonwealth Bank of Australia	14,098	769,037
Computershare Ltd.	4,213	46,056
CSL Ltd.	4,453	704,072
Insurance Australia Group Ltd.	22,019	117,492
Lend Lease Group	5,929	70,323
Macquarie Group Ltd.	2,961	262,469
Magellan Financial Group Ltd.	989	34,447
Medibank Pvt Ltd.	25,863	59,395
National Australia Bank Ltd.	25,498	511,240
Orica Ltd.	4,633	70,553
Qantas Airways Ltd.	8,761	37,232
QBE Insurance Group Ltd.	13,500	114,512
Ramsay Health Care Ltd. (1)	1,646	72,111
REA Group Ltd. (1)	419	30,632
Sonic Healthcare Ltd.	4,200	79,636
Suncorp Group Ltd.	12,981	119,598
Sydney Airport	11,496	62,380
Telstra Corp. Ltd.	39,424	93,453
Transurban Group	34,663	344,116
Wesfarmers Ltd.	14,387	386,547
Westpac Banking Corp.	29,547	590,131
WiseTech Global Ltd.	1,272	29,892
Woolworths Group Ltd.	16,770	421,994
		6,236,929

Austria - 0.2%
Erste Group Bank AG	2,409	79,616
Raiffeisen Bank International AG	1,286	29,824
Telekom Austria AG	2,137	15,537
Verbund AG	1,051	57,506
Voestalpine AG	2,320	53,342
		235,825

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Belgium - 1.0%
Ackermans & van Haaren NV	268	40,707
Ageas	2,409	133,543
Colruyt SA	1,096	60,041
Galapagos NV (2)	623	94,917
KBC Groep NV	4,485	291,307
Proximus	1,882	55,922
Sofina SA	195	43,304
Solvay SA	1,172	121,334
Telenet Group Holding NV	486	22,934
UCB SA	2,067	149,966
Umicore SA (1)	3,124	118,035
		1,132,010

Canada - 8.4%
Air Canada (2)	1,688	55,054
Algonquin Power & Utilities Corp. (1)	6,805	93,175
Alimentation Couche-Tard, Inc., Class B	12,168	372,888
Bank of Montreal	6,111	450,097
Bank of Nova Scotia (The)	10,606	602,409
BCE, Inc.	3,018	145,974
Brookfield Asset Management, Inc., Class A	10,073	534,880
CAE, Inc.	3,270	83,080
Canadian Imperial Bank of Commerce	4,271	352,389
Canadian National Railway Co.	7,351	660,056
Canadian Pacific Railway Ltd.	1,706	379,122
Canadian Tire Corp. Ltd., Class A (1)	618	69,350
CCL Industries, Inc., Class B	2,161	87,167
CGI, Inc. (2)	2,597	205,353
Constellation Software, Inc.	210	209,730
Dollarama, Inc.	3,567	127,700
Empire Co. Ltd.	3,060	82,849
Fairfax Financial Holdings Ltd.	294	129,597
George Weston Ltd.	1,164	97,928
Gildan Activewear, Inc.	2,212	78,506
Great-West Lifeco, Inc.	2,376	57,048
Hydro One Ltd. (3)	3,543	65,493
IGM Financial, Inc. (1)	884	25,102
Intact Financial Corp.	1,336	134,462
Loblaw Cos. Ltd.	2,566	146,153
Magna International, Inc.	3,006	160,310
Manulife Financial Corp.	18,785	344,549
Metro, Inc.	3,781	166,468

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
National Bank of Canada	3,185	158,475
Open Text Corp.	2,803	114,333
Power Corp. of Canada	2,637	60,747
Power Financial Corp. (1)	2,282	52,914
Quebecor, Inc., Class B	1,707	38,756
Restaurant Brands International, Inc. (4)	950	67,547
Restaurant Brands International, Inc. (4)	2,808	199,761
Rogers Communications, Inc., Class B	3,646	177,587
Royal Bank of Canada	11,174	906,419
Saputo, Inc.	3,574	109,849
Shaw Communications, Inc., Class B	5,087	99,947
Shopify, Inc., Class A (2)	1,175	365,666
Sun Life Financial, Inc.	5,808	259,702
TELUS Corp.	1,728	61,498
Thomson Reuters Corp.	1,902	127,125
Toronto-Dominion Bank (The)	14,600	851,304
Waste Connections, Inc. (4)	1,510	138,719
Waste Connections, Inc. (4)	1,922	176,824
WSP Global, Inc.	1,307	76,387
		9,960,449

China - 0.5%
China Mengniu Dairy Co. Ltd.	41,000	153,474
China Resources Pharmaceutical Group Ltd. (3)	28,500	26,663
CSPC Pharmaceutical Group Ltd.	54,000	108,368
Fosun International Ltd.	67,500	83,549
Geely Automobile Holdings Ltd.	50,000	84,971
Lenovo Group Ltd.	70,000	46,699
Shenzhou International Group Holdings Ltd.	7,400	96,535
		600,259

Denmark - 1.6%
AP Moller - Maersk A/S, Class B	78	88,174
Ascendis Pharma AS ADR (2)	372	35,831
Chr Hansen Holding A/S	1,233	104,452
Coloplast A/S, Class B	1,123	135,115
Danske Bank A/S	3,987	55,469
Demant A/S (2)	463	11,853
DSV A/S	1,490	141,624
Genmab A/S (2)	556	112,970
GN Store Nord AS	1,316	53,346
H Lundbeck A/S	382	12,664
ISS A/S	1,117	27,616
Novo Nordisk A/S, Class B	14,320	740,002

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Novozymes A/S, Class B	1,976	83,113
Orsted A/S (3)	1,504	139,810
Rockwool International A/S, Class B	113	22,594
Topdanmark AS	447	21,578
Tryg A/S	1,459	41,801
Vestas Wind Systems A/S	1,584	122,883
		1,950,895

Finland - 1.1%
Elisa Oyj	1,348	69,495
Kesko Oyj, Class B	1,031	65,122
Kone Oyj, Class B	3,176	180,747
Metso Oyj	943	35,190
Neste Oyj	8,829	292,104
Nokia Oyj	40,316	203,608
Nordea Bank Abp	19,269	136,683
Orion Oyj, Class B	766	28,544
Sampo Oyj, Class A	3,140	124,759
Stora Enso Oyj, Class R	5,928	71,339
UPM-Kymmene Oyj	3,820	112,799
Wartsila Oyj Abp	4,111	45,998
		1,366,388

France - 8.9%
Accor SA	1,981	82,575
Aeroports de Paris	294	52,294
Air Liquide SA	4,469	636,028
ALD SA (3)	1,044	14,903
Alstom SA	1,553	64,330
Amundi SA (3)	477	33,227
Arkema SA	736	68,615
Atos SE	870	61,239
AXA SA	17,275	441,096
BioMerieux	314	25,968
BNP Paribas SA	8,809	428,266
Bouygues SA	2,264	90,666
Bureau Veritas SA	2,947	70,934
Capgemini SE	1,378	162,261
Carrefour SA	6,666	116,603
Cie de Saint-Gobain	7,916	310,249
Cie Generale des Etablissements Michelin SCA	1,548	172,359
CNP Assurances	705	13,624
Credit Agricole SA	8,680	105,061
Danone SA	6,778	597,018

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Dassault Systemes SE	1,258	179,210
Edenred	2,589	124,194
Eiffage SA	1,095	113,513
Engie SA	19,559	319,245
EssilorLuxottica SA	2,872	414,083
Eurazeo SE	638	47,447
Faurecia SE	678	32,141
Getlink SE	4,076	61,204
Hermes International	354	244,500
Iliad SA	254	23,856
Ingenico Group SA	467	45,516
Ipsen SA	360	34,152
JC Decaux SA	460	12,448
Kering SA	637	324,606
L’Oreal SA	2,283	638,484
Legrand SA	2,964	211,443
LVMH Moet Hennessy Louis Vuitton SE	2,147	851,843
Natixis SA	6,124	25,373
Orange SA	18,155	284,161
Orpea	625	76,334
Peugeot SA	4,734	118,155
Publicis Groupe SA	1,919	94,425
Rubis SCA	1,218	70,744
Sanofi SA	9,934	920,214
Sartorius Stedim Biotech	158	22,100
Schneider Electric SE	5,701	498,507
SCOR SE	1,292	53,343
SEB SA	200	30,354
Societe Generale SA	7,039	192,813
Sodexo SA	1,054	118,315
Suez	4,314	67,801
Teleperformance	532	115,272
Ubisoft Entertainment SA (2)	680	49,022
Valeo SA	2,708	87,758
Veolia Environnement SA	6,383	161,692
Vivendi SA	8,742	239,205
Wendel SA	211	29,076
Worldline SA (2)(3)	1,028	64,760
		10,544,625

Germany - 7.0%
1&1 Drillisch AG	812	25,312
adidas AG	1,583	492,740
Allianz SE	3,352	780,251

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	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Axel Springer SE (2)	415	28,497
Bayerische Motoren Werke AG	2,886	203,250
Bechtle AG	231	23,510
Beiersdorf AG	986	116,254
Brenntag AG	1,740	84,153
Carl Zeiss Meditec AG	472	53,796
Commerzbank AG	8,284	47,955
Continental AG	998	128,050
Covestro AG (3)	1,500	74,223
Daimler AG	7,170	356,470
Delivery Hero SE (2)(3)	911	40,444
Deutsche Boerse AG	1,464	228,324
Deutsche Lufthansa AG	2,642	41,942
Deutsche Post AG	9,424	314,057
Deutsche Telekom AG	27,829	466,776
Deutsche Wohnen SE	3,894	142,144
DWS Group GmbH & Co. KGaA (3)	746	22,023
Evonik Industries AG	2,008	49,570
Fielmann AG	364	26,796
Fraport AG Frankfurt Airport Services Worldwide	241	20,426
Fresenius Medical Care AG & Co. KGaA	2,080	139,777
Fresenius SE & Co. KGaA	3,802	177,860
GEA Group AG	1,883	50,799
GRENKE AG	145	11,945
Hannover Rueck SE	459	77,575
HeidelbergCement AG	2,945	212,776
Hella GmbH & Co. KGaA	271	12,114
Infineon Technologies AG	8,497	152,664
KION Group AG	754	39,652
Knorr-Bremse AG	412	38,733
Lanxess AG	982	59,976
LEG Immobilien AG	755	86,397
Merck KGaA	1,127	126,956
METRO AG	1,473	23,239
MTU Aero Engines AG	537	142,690
Muenchener Rueckversicherungs-Gesellschaft AG	1,204	310,991
Nemetschek SE	486	24,764
Puma SE	930	71,959
Rational AG	37	26,533
RTL Group SA	226	10,866
SAP SE	8,224	967,745
Schaeffler AG, PFC Shares	2,000	15,337
Scout24 AG (3)	750	42,711
Siemens AG	6,950	743,963

12 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Siemens Healthineers AG (3)	1,226	48,209
Symrise AG	1,362	132,398
Talanx AG	268	11,581
Telefonica Deutschland Holding AG (3)	3,869	10,786
ThyssenKrupp AG	9,415	130,281
TUI AG (1)	4,121	47,861
Uniper SE	1,669	54,737
United Internet AG	844	30,076
Vonovia SE	6,417	325,568
Wirecard AG	890	142,435
Zalando SE (2)(3)	1,040	47,486
		8,316,403

Hong Kong - 3.1%
AIA Group Ltd.	92,783	875,040
Alibaba Health Information Technology Ltd. (1)(2)	46,000	40,166
Alibaba Pictures Group Ltd. (2)	140,000	22,686
Bank of East Asia Ltd. (The)	12,800	31,525
Beijing Enterprises Water Group Ltd.	62,000	31,724
BOC Hong Kong Holdings Ltd.	35,850	121,647
Cathay Pacific Airways Ltd. (1)	19,000	23,733
China Everbright International Ltd.	46,777	35,981
China Gas Holdings Ltd.	44,000	169,972
China Overseas Land & Investment Ltd.	48,000	151,017
China Resources Gas Group Ltd.	10,000	49,485
China Taiping Insurance Holdings Co. Ltd.	14,400	32,140
Chow Tai Fook Jewellery Group Ltd.	15,000	12,382
Guangdong Investment Ltd.	36,000	70,456
Haier Electronics Group Co. Ltd.	18,000	46,869
Hang Lung Properties Ltd.	28,000	63,546
Hang Seng Bank Ltd.	7,479	161,154
Henderson Land Development Co. Ltd.	21,355	99,468
HKT Trust & HKT Ltd.	42,000	66,626
Hong Kong Exchanges & Clearing Ltd.	13,099	383,932
Hongkong Land Holdings Ltd.	13,900	78,149
Hysan Development Co. Ltd.	5,881	23,716
MTR Corp. Ltd.	22,376	125,488
NWS Holdings Ltd.	27,000	41,819
Sino Biopharmaceutical Ltd.	81,000	102,843
Sino Land Co. Ltd.	34,000	51,103
Sun Art Retail Group Ltd.	44,500	45,136
Sun Hung Kai Properties Ltd.	21,301	306,111
Swire Pacific Ltd., Class A	7,893	73,462
Swire Properties Ltd.	11,400	35,778

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 13

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Techtronic Industries Co. Ltd.	13,493	93,914
Vitasoy International Holdings Ltd.	10,000	40,534
WH Group Ltd. (3)	138,002	123,589
Wharf Holdings Ltd. (The)	19,779	43,141
Wheelock & Co. Ltd.	8,000	45,577
		3,719,909

Ireland - 1.0%
AIB Group plc	9,241	27,413
Amarin Corp. plc ADR (1)(2)	4,420	67,007
Bank of Ireland Group plc	8,442	33,451
CRH plc	10,598	363,767
DCC plc	1,998	174,254
Glanbia plc	2,698	33,517
ICON plc (2)	418	61,588
Kerry Group plc, Class A	1,776	207,590
Kingspan Group plc	3,112	151,875
Smurfit Kappa Group plc	2,110	62,743
		1,183,205

Israel - 0.5%
Azrieli Group Ltd.	1,010	79,591
Bank Hapoalim BM	9,024	71,103
Bank Leumi Le-Israel BM	15,218	108,350
Check Point Software Technologies Ltd. (2)	1,053	115,304
Mellanox Technologies Ltd. (2)	433	47,452
Nice Ltd. (2)	562	81,000
Wix.com Ltd. (2)	380	44,361
		547,161

Italy - 2.1%
A2A SpA	25,373	46,564
Amplifon SpA	1,040	25,515
Assicurazioni Generali SpA	9,383	181,840
Atlantia SpA	5,745	138,844
Banca Mediolanum SpA	1,639	12,303
DiaSorin SpA	374	43,495
Enel SpA	81,745	610,578
FinecoBank Banca Fineco SpA	4,982	52,710
Hera SpA	6,972	28,611
Infrastrutture Wireless Italiane SpA (3)	2,632	27,310
Intesa Sanpaolo SpA	127,122	301,129
Italgas SpA	5,204	33,582
Mediobanca Banca di Credito Finanziario SpA	5,366	58,574

14 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Moncler SpA	1,655	58,990
Pirelli & C SpA (3)	6,163	36,497
Poste Italiane SpA (3)	5,123	58,234
PRADA SpA	7,700	22,415
Prysmian SpA	2,676	57,461
Recordati SpA	904	38,771
Snam SpA	44,926	226,931
Telecom Italia SpA (2)	103,805	59,271
Terna Rete Elettrica Nazionale SpA	19,255	123,669
UniCredit SpA	17,918	211,199
UnipolSai Assicurazioni SpA	5,520	14,678
		2,469,171

Japan - 18.7%
Acom Co. Ltd.	3,100	12,216
AEON Co. Ltd. (1)	5,479	100,664
AGC, Inc.	3,755	117,015
Aisin Seiki Co. Ltd.	1,600	50,586
Ajinomoto Co., Inc.	5,108	96,682
Alfresa Holdings Corp.	1,300	29,128
ANA Holdings, Inc.	956	32,207
Asahi Intecc Co. Ltd.	1,600	42,214
Astellas Pharma, Inc.	16,271	232,743
Bandai Namco Holdings, Inc.	1,375	85,742
Bridgestone Corp.	5,200	202,363
Canon, Inc.	7,968	213,082
Central Japan Railway Co.	1,967	405,614
Chugai Pharmaceutical Co. Ltd.	2,052	160,358
Dai Nippon Printing Co. Ltd.	1,529	39,664
Dai-ichi Life Holdings, Inc.	6,994	106,329
Daifuku Co. Ltd. (1)	1,000	52,026
Daiichi Sankyo Co. Ltd.	4,913	310,449
Daikin Industries Ltd.	3,300	435,234
Daiwa House Industry Co. Ltd.	5,392	175,265
Daiwa Securities Group, Inc. (1)	10,400	46,542
Denso Corp.	3,647	161,151
Dentsu, Inc.	1,900	67,184
East Japan Railway Co.	3,726	356,289
Eisai Co. Ltd. (1)	2,125	108,560
FamilyMart Co. Ltd.	2,552	62,354
FANUC Corp.	1,951	368,785
Fast Retailing Co. Ltd. (1)	542	323,330
FUJIFILM Holdings Corp.	3,126	137,702
Fujitsu Ltd.	1,748	140,487

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 15

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Hakuhodo DY Holdings, Inc.	1,600	23,249
Hamamatsu Photonics KK	1,021	38,092
Hankyu Hanshin Holdings, Inc.	2,400	92,809
Hikari Tsushin, Inc.	200	43,389
Hitachi Chemical Co. Ltd.	900	29,523
Hitachi High-Technologies Corp.	500	29,065
Hitachi Ltd.	8,949	335,142
Hoshizaki Corp. (1)	652	51,395
HOYA Corp.	3,487	285,595
Hulic Co. Ltd.	6,000	61,600
Itochu Techno-Solutions Corp.	1,000	26,562
Japan Airlines Co. Ltd.	789	23,433
Japan Exchange Group, Inc.	4,600	72,691
Japan Post Holdings Co. Ltd.	13,000	119,959
Japan Post Insurance Co. Ltd.	1,400	21,192
Kansai Paint Co. Ltd. (1)	2,100	49,087
Kao Corp.	4,063	301,381
KDDI Corp.	14,318	373,596
Keio Corp.	1,223	76,366
Keisei Electric Railway Co. Ltd.	1,100	45,411
Kikkoman Corp.	1,909	91,583
Kintetsu Group Holdings Co. Ltd.	1,705	88,998
Kobayashi Pharmaceutical Co. Ltd.	300	22,911
Komatsu Ltd.	8,146	187,845
Kose Corp.	331	56,200
Kubota Corp.	10,594	161,121
Kyocera Corp.	2,613	162,922
Kyowa Kirin Co. Ltd. (1)	1,806	35,171
LINE Corp. (1)(2)	500	17,943
Lion Corp.	2,300	45,500
M3, Inc. (1)	3,000	72,600
Makita Corp.	2,292	72,733
Mazda Motor Corp.	4,706	42,181
McDonald’s Holdings Co. (Japan), Ltd.	700	33,906
Medipal Holdings Corp.	1,100	24,554
MEIJI Holdings Co. Ltd. (1)	1,371	100,285
MinebeaMitsumi, Inc.	2,500	39,909
MISUMI Group, Inc.	2,400	56,852
Mitsubishi Chemical Holdings Corp.	11,960	85,722
Mitsubishi Electric Corp.	17,107	228,210
Mitsubishi Estate Co. Ltd.	11,708	226,392
Mitsubishi Tanabe Pharma Corp.	1,677	18,481
Mitsubishi UFJ Financial Group, Inc.	88,357	449,990
Mitsui Fudosan Co. Ltd.	9,500	236,428

16 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Mizuho Financial Group, Inc. (1)	187,573	288,253
MonotaRO Co. Ltd. (1)	1,100	29,016
MS&AD Insurance Group Holdings, Inc.	3,600	117,015
Murata Manufacturing Co. Ltd.	5,553	269,140
Nagoya Railroad Co. Ltd.	1,600	47,937
NEC Corp.	2,530	106,985
Nidec Corp.	1,690	228,862
Nikon Corp. (1)	2,113	26,508
Nintendo Co. Ltd.	929	346,049
Nippon Express Co. Ltd.	1,094	56,031
Nippon Paint Holdings Co. Ltd.	2,309	120,767
Nippon Telegraph & Telephone Corp.	5,620	268,881
Nissan Motor Co. Ltd. (1)	20,485	127,895
Nisshin Seifun Group, Inc.	3,886	72,058
Nissin Foods Holdings Co. Ltd.	599	43,410
Nitori Holdings Co. Ltd.	568	83,354
Nitto Denko Corp.	1,286	62,313
Nomura Holdings, Inc. (1)	25,200	107,121
Nomura Research Institute Ltd.	2,500	49,955
NTT Data Corp.	6,535	84,815
NTT DoCoMo, Inc. (1)	10,297	262,930
Obayashi Corp.	5,700	57,005
Obic Co. Ltd.	600	68,755
Odakyu Electric Railway Co. Ltd.	3,046	73,166
Oji Holdings Corp.	12,154	57,063
Omron Corp.	1,882	103,708
Ono Pharmaceutical Co. Ltd.	5,622	102,388
Oracle Corp. Japan	326	28,419
Oriental Land Co. Ltd.	2,197	334,857
ORIX Corp.	10,167	152,088
Otsuka Corp.	688	27,535
Otsuka Holdings Co. Ltd.	3,520	132,229
Pan Pacific International Holdings Corp.	5,568	93,222
PeptiDream, Inc. (2)	1,200	57,359
Pola Orbis Holdings, Inc.	700	15,780
Rakuten, Inc.	7,649	75,821
Recruit Holdings Co. Ltd.	10,879	332,391
Renesas Electronics Corp. (2)	7,100	46,528
Resona Holdings, Inc.	14,433	62,107
Ricoh Co. Ltd. (1)	5,684	51,425
Rohm Co. Ltd.	876	67,541
Santen Pharmaceutical Co. Ltd.	3,700	64,660
SBI Holdings, Inc.	1,800	38,728
Seiko Epson Corp. (1)	1,559	22,145

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 17

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Sekisui Chemical Co. Ltd.	4,072	63,369
Sekisui House Ltd.	6,070	119,774
Seven & I Holdings Co. Ltd.	8,301	318,138
SG Holdings Co. Ltd. (1)	1,300	31,858
Sharp Corp.	1,199	13,389
Shimadzu Corp.	2,026	51,515
Shimano, Inc.	672	101,542
Shimizu Corp. (1)	6,600	59,954
Shin-Etsu Chemical Co. Ltd.	3,437	369,857
Shionogi & Co. Ltd.	2,354	131,243
Shiseido Co. Ltd.	3,541	284,198
SMC Corp.	532	228,669
SoftBank Group Corp.	13,490	532,321
Sompo Holdings, Inc.	2,137	89,747
Sony Corp.	10,200	602,903
Sony Financial Holdings, Inc.	932	20,293
Subaru Corp.	5,208	147,283
Sumitomo Chemical Co. Ltd.	12,100	54,629
Sumitomo Dainippon Pharma Co. Ltd.	1,900	31,436
Sumitomo Electric Industries Ltd.	6,973	88,985
Sumitomo Mitsui Financial Group, Inc. (1)	10,053	345,442
Sumitomo Mitsui Trust Holdings, Inc.	2,216	80,246
Suntory Beverage & Food Ltd.	1,800	77,061
Suzuken Co. Ltd.	700	37,681
Sysmex Corp.	1,126	75,647
T&D Holdings, Inc.	4,719	50,426
Taisho Pharmaceutical Holdings Co. Ltd. (1)	500	36,560
Taiyo Nippon Sanso Corp.	1,300	26,423
Takeda Pharmaceutical Co. Ltd.	13,552	465,046
TDK Corp.	914	82,623
Terumo Corp.	6,246	202,109
Tobu Railway Co. Ltd.	1,617	52,531
Toho Co. Ltd.	900	39,505
Tokio Marine Holdings, Inc.	4,800	257,506
Tokyo Electron Ltd.	1,226	235,544
Tokyu Corp.	5,032	94,659
Toray Industries, Inc.	13,350	99,423
TOTO Ltd. (1)	1,064	40,071
Toyota Industries Corp.	1,375	79,391
Toyota Motor Corp.	22,683	1,523,395
Trend Micro, Inc.	993	47,454
Unicharm Corp.	3,802	120,843
USS Co. Ltd.	1,500	29,212
West Japan Railway Co.	1,510	127,763

18 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Yahoo Japan Corp.	24,300	68,462
Yakult Honsha Co. Ltd.	2,186	122,717
Yamaha Corp.	1,344	60,594
Yamaha Motor Co. Ltd.	2,225	40,562
Yaskawa Electric Corp.	3,000	111,351
Yokogawa Electric Corp.	2,000	36,751
ZOZO, Inc. (1)	1,600	37,062
		22,239,317

Luxembourg - 0.2%
Aroundtown SA	9,616	78,653
B&M European Value Retail SA	9,527	44,422
Eurofins Scientific SE (1)	107	49,759
SES SA FDR	3,574	65,145
		237,979

Netherlands - 3.3%
ABN AMRO Bank NV (3)	4,256	74,975
Adyen NV (2)(3)	212	139,416
Aegon NV	16,977	70,508
AerCap Holdings NV (2)	1,186	64,934
Akzo Nobel NV	2,849	253,853
Argenx SE (1)(2)	399	45,279
ASML Holding NV	3,140	778,762
ASR Nederland NV	1,140	42,066
Euronext NV (3)	639	52,322
GrandVision NV (3)	755	22,609
ING Groep NV	32,007	334,368
InterXion Holding NV (2)	751	61,177
Koninklijke Ahold Delhaize NV	14,041	351,132
Koninklijke DSM NV	2,098	252,561
Koninklijke KPN NV	39,825	124,112
Koninklijke Philips NV	9,483	438,201
Koninklijke Vopak NV	1,312	67,435
NN Group NV	2,487	88,136
NXP Semiconductors NV	2,466	269,090
QIAGEN NV (2)	1,999	65,465
Randstad NV	961	47,181
STMicroelectronics NV (4)	1,813	35,085
STMicroelectronics NV (4)	3,487	67,563
Takeaway.com NV (2)(3)	381	30,360
Wolters Kluwer NV	2,884	210,431
		3,987,021

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
New Zealand - 0.2%
a2 Milk Co., Ltd. (2)	7,877	65,447
Auckland International Airport Ltd.	7,759	44,490
Fisher & Paykel Healthcare Corp. Ltd.	4,308	46,742
Meridian Energy Ltd.	10,196	33,207
Xero Ltd. (2)	729	30,739
		220,625

Norway - 0.7%
DNB ASA	7,881	138,926
Gjensidige Forsikring ASA	1,997	39,605
Mowi ASA	6,604	152,534
Norsk Hydro ASA	24,027	84,604
Orkla ASA	12,172	110,757
Salmar ASA	644	28,273
Schibsted ASA, Class A	1,510	44,686
Telenor ASA	6,066	121,708
Tomra Systems ASA	1,140	30,463
Yara International ASA	1,935	83,427
		834,983

Portugal - 0.1%
EDP - Energias de Portugal SA	29,557	114,706
Jeronimo Martins SGPS SA	3,252	54,840
		169,546

Russia - 0.1%
Yandex NV, Class A (2)	2,365	82,799

Singapore - 1.0%
BOC Aviation Ltd. (3)	2,900	26,764
CapitaLand Ltd.	25,241	64,520
City Developments Ltd.	7,330	52,143
DBS Group Holdings Ltd.	15,829	286,364
Oversea-Chinese Banking Corp. Ltd.	37,571	295,361
Singapore Airlines Ltd.	7,056	46,670
Singapore Exchange Ltd.	6,600	40,491
Singapore Telecommunications Ltd.	10,700	24,095
Singapore Telecommunications Ltd.	58,312	130,837
United Overseas Bank Ltd.	11,159	207,390
		1,174,635

20 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
South Korea - 3.1%
Amorepacific Corp.	159	18,656
Celltrion Healthcare Co. Ltd. (2)	349	14,674
Celltrion, Inc. (2)	786	107,528
Hana Financial Group, Inc.	2,333	68,676
Hanon Systems	2,459	24,661
Hyundai Mobis Co. Ltd.	582	122,478
Hyundai Motor Co.	1,383	154,848
Industrial Bank of Korea	1,915	21,125
Kakao Corp.	386	43,701
KB Financial Group, Inc.	2,985	106,539
Kia Motors Corp.	2,192	83,575
KT Corp.	614	14,078
LG Chem Ltd.	520	130,025
LG Corp.	840	49,130
LG Electronics, Inc.	942	53,032
LG Household & Health Care Ltd.	71	77,491
NAVER Corp.	1,116	146,380
NCSoft Corp.	122	53,125
Netmarble Corp. (2)(3)	143	11,280
Samsung Biologics Co. Ltd. (2)(3)	153	39,269
Samsung C&T Corp.	553	41,433
Samsung Electro-Mechanics Co. Ltd.	504	43,369
Samsung Electronics Co. Ltd.	38,378	1,571,350
Samsung Fire & Marine Insurance Co. Ltd.	307	57,201
Samsung Life Insurance Co. Ltd.	425	25,256
Samsung SDI Co. Ltd.	413	76,888
Samsung SDS Co. Ltd.	234	37,238
Shinhan Financial Group Co. Ltd.	2,735	95,569
SK Hynix, Inc.	4,004	274,996
SK Telecom Co. Ltd.	361	72,743
Woori Financial Group, Inc.	2,393	24,875
		3,661,189

Spain - 2.7%
Acciona SA	220	23,283
Aena SME SA (3)	641	117,337
Amadeus IT Group SA, Class A	3,470	248,631
Banco Bilbao Vizcaya Argentaria SA	48,248	251,154
Banco de Sabadell SA	37,068	35,938
Banco Santander SA	123,497	502,487
Bankia SA	13,270	25,039
Bankinter SA	4,041	25,500
CaixaBank SA	22,001	57,708

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Cellnex Telecom SA (3)	1,914	79,055
EDP Renovaveis SA	1,719	18,533
Enagas SA	4,625	106,914
Fomento de Construcciones y Contratas SA	1,846	21,163
Grifols SA	4,054	119,504
Iberdrola SA	66,512	691,310
Industria de Diseno Textil SA	10,221	316,315
International Consolidated Airlines Group SA (4)	16,783	97,953
International Consolidated Airlines Group SA (4)	7,334	42,738
Mapfre SA	10,241	27,582
Red Electrica Corp. SA	3,898	78,957
Siemens Gamesa Renewable Energy SA (1)	1,605	21,774
Telefonica SA	35,672	272,575
		3,181,450

Sweden - 2.4%
AAK AB	2,778	53,841
Alfa Laval AB	1,913	37,732
Assa Abloy AB, Class B	9,137	203,126
Atlas Copco AB, Class A	8,681	267,315
Boliden AB	4,754	109,183
Castellum AB	2,854	61,101
Electrolux AB, Series B (1)	2,234	52,924
Elekta AB, Class B	2,583	33,989
Epiroc AB, Class A	8,607	93,215
Essity AB, Class B	5,520	161,065
Fabege AB	1,673	27,560
Fastighets AB Balder, Class B (2)	730	27,636
Hennes & Mauritz AB, Class B (1)	6,321	122,529
Hexagon AB, Class B	2,280	109,828
Husqvarna AB, Class B	2,458	18,693
ICA Gruppen AB	1,096	50,617
Industrivarden AB, Class A	1,391	31,271
Industrivarden AB, Class C	49	1,072
Investment AB Latour, Class B	1,139	14,990
Kinnevik AB, Class B	1,797	47,246
Nibe Industrier AB, Class B	3,273	41,485
Sandvik AB	9,008	140,236
Securitas AB, Class B	3,041	46,567
Skandinaviska Enskilda Banken AB, Class A	11,467	105,367
Skanska AB, Class B	2,653	53,710
SKF AB, Class B	4,217	69,636
Spotify Technology SA (2)	832	94,848
Svenska Cellulosa AB SCA, Class B	5,908	52,645

22 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Svenska Handelsbanken AB, Class A	11,368	106,349
Swedbank AB, Class A	7,409	106,702
Swedish Orphan Biovitrum AB (2)	1,815	27,767
Tele2 AB, Class B (1)	3,802	56,545
Telefonaktiebolaget LM Ericsson, Class B	22,288	177,999
Telia Co. AB	20,745	92,803
Volvo AB, Class B	14,905	209,164
		2,906,756

Switzerland - 9.0%
ABB Ltd.	16,948	333,297
Adecco Group AG	1,056	58,437
Alcon, Inc. (2)	3,992	232,853
Baloise Holding AG	279	49,990
Banque Cantonale Vaudoise	25	19,130
Barry Callebaut AG	26	53,626
Chocoladefabriken Lindt & Sprungli AG PC	13	96,014
Chubb Ltd.	3,321	536,142
Cie Financiere Richemont SA	3,777	276,800
Clariant AG	1,264	24,620
Coca-Cola HBC AG	2,100	68,587
Dufry AG	238	19,909
Emmi AG	28	22,827
Flughafen Zuerich AG	143	26,469
Garmin Ltd.	1,079	91,380
Geberit AG	248	118,515
Givaudan SA	86	240,028
Helvetia Holding AG	340	46,926
Julius Baer Group Ltd.	1,620	71,751
Kuehne & Nagel International AG	485	71,369
Logitech International SA	1,335	54,251
Lonza Group AG	730	247,040
Nestle SA	24,469	2,653,772
Novartis AG	17,481	1,517,123
Partners Group Holding AG	130	99,834
PSP Swiss Property AG	294	37,327
Roche Holding AG	5,701	1,659,929
SGS SA	36	89,241
Sika AG	1,116	163,284
Sonova Holding AG	442	102,845
Straumann Holding AG	75	61,346
Swatch Group AG (The), Bearer Shares	274	72,747
Swiss Life Holding AG	226	108,051
Swiss Prime Site AG	666	65,178

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 23

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Swiss Re AG	2,058	214,739
Swisscom AG	195	96,208
TE Connectivity Ltd.	3,012	280,658
Temenos AG	450	75,352
UBS Group AG	23,974	272,211
Vifor Pharma AG	306	48,908
Zurich Insurance Group AG	993	380,327
		10,759,041

Taiwan - 2.8%
Advantech Co. Ltd.	3,000	26,388
ASE Technology Holding Co. Ltd.	16,904	38,487
Cathay Financial Holding Co. Ltd.	69,952	92,200
Chang Hwa Commercial Bank Ltd.	42,840	29,884
China Steel Corp.	223,000	165,301
Chunghwa Telecom Co. Ltd.	34,055	121,787
Delta Electronics, Inc.	16,319	69,721
E.Sun Financial Holding Co. Ltd.	114,091	96,514
Far Eastern New Century Corp.	27,000	24,900
Far EasTone Telecommunications Co. Ltd.	19,073	44,553
First Financial Holding Co. Ltd.	81,214	57,030
Fubon Financial Holding Co. Ltd.	57,000	81,836
Hotai Motor Co. Ltd.	3,000	45,567
Hua Nan Financial Holdings Co. Ltd.	98,310	66,357
MediaTek, Inc.	11,883	141,380
Mega Financial Holding Co. Ltd.	81,668	75,651
Nanya Technology Corp.	15,000	38,961
President Chain Store Corp.	7,828	73,171
Quanta Computer, Inc.	24,398	44,510
Shanghai Commercial & Savings Bank Ltd. (The)	21,000	35,277
Taishin Financial Holding Co. Ltd.	80,642	35,989
Taiwan Cooperative Financial Holding Co. Ltd.	69,425	45,852
Taiwan High Speed Rail Corp.	24,000	27,303
Taiwan Mobile Co. Ltd.	13,748	49,621
Taiwan Semiconductor Manufacturing Co. Ltd.	181,240	1,609,688
Uni-President Enterprises Corp.	56,000	135,136
Yuanta Financial Holding Co. Ltd.	91,000	54,299
		3,327,363

United Kingdom - 13.6%
3i Group plc	11,398	163,132
Admiral Group plc	2,666	69,328
Amcor plc (2)	23,729	231,358
Aon plc	2,483	480,634

24 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Ashtead Group plc	6,935	192,859
Associated British Foods plc	5,931	167,900
AstraZeneca plc	11,500	1,026,824
Atlassian Corp. plc, Class A (2)	1,643	206,098
Auto Trader Group plc (3)	10,168	63,730
AVEVA Group plc	874	39,714
Aviva plc	39,817	195,469
Barratt Developments plc	13,673	108,846
Berkeley Group Holdings plc	1,634	83,897
BT Group plc	95,503	209,477
Bunzl plc	4,708	123,064
Burberry Group plc	4,681	125,037
Cineworld Group plc (1)	8,608	24,099
Coca-Cola European Partners plc	3,709	205,664
Compass Group plc	19,468	500,964
Croda International plc	1,707	101,969
Direct Line Insurance Group plc	16,814	62,035
DS Smith plc	17,236	76,321
Farfetch Ltd., Class A (1)(2)	1,771	15,301
Ferguson plc	3,564	260,103
GlaxoSmithKline plc	45,142	967,600
Halma plc	5,463	132,234
Hargreaves Lansdown plc	3,421	87,345
Hikma Pharmaceuticals plc	2,069	55,933
Hiscox Ltd.	2,656	54,200
HomeServe plc	3,922	57,182
Informa plc	18,962	198,587
InterContinental Hotels Group plc	2,293	143,095
Intermediate Capital Group plc	2,914	52,107
Intertek Group plc	2,276	153,203
Investec plc	8,846	45,507
ITV plc	53,765	83,277
J Sainsbury plc	25,565	68,984
JD Sports Fashion plc	3,399	31,372
Johnson Matthey plc	2,613	98,146
Just Eat plc (2)	8,300	68,180
Kingfisher plc	22,536	57,273
Legal & General Group plc	57,428	175,289
Liberty Global plc, Class A (2)	8,173	202,282
Linde plc	4,971	962,982
Lloyds Banking Group plc	646,924	428,858
London Stock Exchange Group plc	3,383	303,792
Marks & Spencer Group plc	27,223	61,659
Melrose Industries plc	48,203	119,422

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 25

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Merlin Entertainments plc (3)	8,121	45,187
Micro Focus International plc	4,430	62,251
Mondi plc	7,117	136,272
National Grid plc	42,679	462,098
Next plc	1,591	120,940
NMC Health plc (1)	871	29,030
Ocado Group plc (2)	7,446	121,114
Pearson plc	10,301	93,411
Persimmon plc	3,703	98,760
Phoenix Group Holdings plc	5,428	46,136
Prudential plc	23,285	421,953
RELX plc	22,967	545,460
Rentokil Initial plc	24,264	139,504
Rightmove plc	11,147	75,423
RSA Insurance Group plc	11,418	74,915
Sage Group plc (The)	13,787	117,164
Schroders plc	1,155	43,658
Severn Trent plc	3,199	85,149
Smith & Nephew plc	11,793	283,998
Smiths Group plc	5,925	114,328
Spirax-Sarco Engineering plc	1,009	97,211
SSE plc	14,746	225,582
St James’s Place plc	5,510	66,272
Standard Chartered plc	31,110	261,135
Standard Life Aberdeen plc	28,878	101,423
Taylor Wimpey plc	38,241	75,906
TechnipFMC plc	9,237	222,981
Tesco plc	118,661	350,818
Unilever plc	21,852	1,313,348
United Utilities Group plc	10,081	102,327
Vodafone Group plc	249,825	497,727
Weir Group plc (The)	4,302	75,361
Whitbread plc	1,745	92,100
WM Morrison Supermarkets plc	33,451	82,364
WPP plc	15,643	195,872
		16,219,510

United States - 0.1%
Burford Capital Ltd.	3,144	31,741
Sensata Technologies Holding plc (2)	2,063	103,274
		135,015

Total Common Stocks (Cost $110,762,472)		117,400,458

26 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

	SHARES	VALUE ($)
SHORT TERM INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - 0.9%
State Street Navigator Securities Lending Government Money Market Portfolio, 2.07%	1,013,429	1,013,429

Total Short Term Investment of Cash Collateral for Securities Loaned (Cost $1,013,429)		1,013,429

TOTAL INVESTMENTS (Cost $111,775,901) - 99.5%		118,413,887
Other assets and liabilities, net - 0.5%		652,163
NET ASSETS - 100.0%		119,066,050

NOTES TO SCHEDULE OF INVESTMENTS

The country classifications used for financial reporting purposes may differ from the classifications determined by Calvert Research and Management (CRM).
(1) All or a portion of this security was on loan at September 30, 2019. The aggregate market value of securities on loan at September 30, 2019 was $2,980,181.
(2) Non-income producing security.
(3) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Total market value of Rule 144A securities amounts to $1,578,672, which represents 1.3% of the net assets of the Fund as of September 30, 2019.

(4) Securities are traded on separate exchanges for the same entity.

Abbreviations:
ADR:	American Depositary Receipt
FDR:	Fiduciary Depositary Receipt
PC:	Participation Certificate
PFC Shares:	Preference Shares

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 27

At September 30, 2019, the concentration of the Fund’s investments in the various sectors, determined as a percentage of total investments, was as follows:

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS*
Financials	22.3%
Industrials	13.9%
Health Care	12.2%
Consumer Discretionary	11.3%
Information Technology	10.9%
Consumer Staples	10.3%
Communication Services	6.6%
Materials	5.7%
Utilities	3.9%
Real Estate	2.4%
Energy	0.5%
Total	100.0%
* Does not include Short Term Investment of Cash Collateral for Securities Loaned.
See notes to financial statements.

28 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

ASSETS
Investments in securities of unaffiliated issuers, at value (identified cost $111,775,901) - including $2,980,181 of securities on loan	$118,413,887
Cash	655
Cash denominated in foreign currency, at value (cost $252,692)	252,257
Receivable for investments sold	8,945,250
Receivable for capital shares sold	671,831
Dividends receivable	310,155
Securities lending income receivable	1,045
Tax reclaims receivable	139,764
Receivable from affiliate	42,637
Directors’ deferred compensation plan	52,129
Other assets	4,301
Total assets	128,833,911

LIABILITIES
Payable for investments purchased	24,754
Payable for capital shares redeemed	53,226
Deposits for securities loaned	1,013,429
Payable to affiliates:
Investment advisory fee	12,377
Administrative fee	12,377
Distribution and service fees	6,935
Sub-transfer agency fee	2,321
Directors’ deferred compensation plan	52,129
Accrued expenses	101,216
Demand note payable	8,489,097
Total liabilities	9,767,861
NET ASSETS	$119,066,050

NET ASSETS CONSIST OF:
Paid-in capital applicable to common stock
(75,000,000 shares per class of $0.01 par value authorized)	$116,760,308
Distributable earnings	2,305,742
Total	$119,066,050

NET ASSET VALUE PER SHARE
Class A (based on net assets of $34,344,385 and 1,505,525 shares outstanding)	$22.81
Class I (based on net assets of $67,854,361 and 2,935,053 shares outstanding)	$23.12
Class R6 (based on net assets of $16,867,304 and 729,635 shares outstanding)	$23.12

OFFERING PRICE PER SHARE*
Class A (100/95.25 of net asset value per share)	$23.95
* On sales of $50,000 or more, the offering price of Class A shares is reduced.
See notes to financial statements.

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 29

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2019

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $373,158)	$3,390,999
Interest income	5,955
Securities lending income, net	24,958
Total investment income	3,421,912

EXPENSES
Investment advisory fee	142,094
Administrative fee	131,841
Distribution and service fees:
Class A	70,963
Directors’ fees and expenses	6,590
Custodian fees	131,990
Transfer agency fees and expenses	84,826
Accounting fees	44,897
Professional fees	35,405
Registration fees	74,812
Reports to shareholders	10,000
Miscellaneous	32,979
Total expenses	766,397
Waiver and/or reimbursement of expenses by affiliate	(370,877)
Reimbursement of expenses-other	(2,694)
Net expenses	392,826
Net investment income	3,029,086

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investment securities	(5,510,111)
Foreign currency transactions	(36,236)
(5,546,347)

Net change in unrealized appreciation (depreciation) on:
Investment securities	2,812,600
Foreign currency	328
2,812,928

Net realized and unrealized loss	(2,733,419)

Net increase in net assets resulting from operations	$295,667
See notes to financial statements.

30 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations:
Net investment income	$3,029,086	$2,127,188
Net realized loss	(5,546,347)	(534,756)
Net change in unrealized appreciation (depreciation)	2,812,928	(851,144)
Net increase in net assets resulting from operations	295,667	741,288

Distributions to shareholders:
Class A shares	(485,837)	(109,069)
Class I shares	(1,756,165)	(789,465)
Total distributions to shareholders	(2,242,002)	(898,534)

Capital share transactions:
Class A shares	9,896,812	18,640,233
Class C shares (1)	—	(437,424)
Class I shares	(18,412,010)	57,589,636
Class R6 shares (2)	16,859,470	—
Class Y shares (1)	—	(9,188,848)
Net increase in net assets from capital share transactions	8,344,272	66,603,597

TOTAL INCREASE IN NET ASSETS	6,397,937	66,446,351

NET ASSETS
Beginning of year	112,668,113	46,221,762
End of year	$119,066,050	$112,668,113

(1) Effective December 8, 2017, Class C shares of the Fund converted to Class A shares and Class Y shares converted to Class I shares at net asset value. Thereafter, Class C shares and Class Y shares were terminated.

(2) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
See notes to financial statements.

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CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS A SHARES	2019	2018	2017	2016 (1)
Net asset value, beginning	$23.18	$23.11	$20.03	$20.00
Income from investment operations:
Net investment income (2)	0.56	0.62	0.41	0.43
Net realized and unrealized gain (loss)	(0.51)	(0.23)	3.10	(0.38)
Total from investment operations	0.05	0.39	3.51	0.05
Distributions from:
Net investment income	(0.42)	(0.32)	(0.43)	(0.02)
Total distributions	(0.42)	(0.32)	(0.43)	(0.02)
Total increase (decrease) in net asset value	(0.37)	0.07	3.08	0.03
Net asset value, ending	$22.81	$23.18	$23.11	$20.03
Total return (3)	0.34%	1.67%	17.98%	0.25%	(4)
Ratios to average net assets: (5)
Total expenses	0.89%	1.03%	3.00%	5.53%	(6)
Net expenses	0.57%	0.62%	0.62%	0.62%	(6)
Net investment income	2.56%	2.66%	1.96%	2.47%	(6)
Portfolio turnover	51%	24%	26%	35%	(4)
Net assets, ending (in thousands)	$34,344	$24,415	$5,968	$3,714

(1) From October 30, 2015 inception.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
See notes to financial statements.

32 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Year Ended September 30,			Period Ended September 30,
CLASS I SHARES	2019	2018	2017	2016 (1)
Net asset value, beginning	$23.47	$23.32	$20.08	$20.00
Income from investment operations:
Net investment income (2)	0.60	0.64	0.63	0.51
Net realized and unrealized gain (loss)	(0.50)	(0.17)	3.00	(0.40)
Total from investment operations	0.10	0.47	3.63	0.11
Distributions from:
Net investment income	(0.45)	(0.32)	(0.39)	(0.03)
Total distributions	(0.45)	(0.32)	(0.39)	(0.03)
Total increase (decrease) in net asset value	(0.35)	0.15	3.24	0.08
Net asset value, ending	$23.12	$23.47	$23.32	$20.08
Total return (3)	0.6%	2.04%	18.42%	0.56%	(4)
Ratios to average net assets: (5)
Total expenses	0.64%	0.79%	1.43%	4.81%	(6)
Net expenses	0.29%	0.27%	0.27%	0.27%	(6)
Net investment income	2.73%	2.71%	2.85%	2.90%	(6)
Portfolio turnover	51%	24%	26%	35%	(4)
Net assets, ending (in thousands)	$67,854	$88,253	$30,815	$2,571

(1) From October 30, 2015 inception.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
See notes to financial statements.

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CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
FINANCIAL HIGHLIGHTS

	Period Ended September 30, 2019 (1)
CLASS R6 SHARES
Net asset value, beginning	$21.50
Income from investment operations:
Net investment income (2)	0.51
Net realized and unrealized gain	1.11
Total from investment operations	1.62
Total increase in net asset value	1.62
Net asset value, ending	$23.12
Total return (3)	7.54%	(4)
Ratios to average net assets: (5)
Total expenses	0.56%	(6)
Net expenses	0.26%	(6)
Net investment income	3.40%	(6)
Portfolio turnover	51%	(7)
Net assets, ending (in thousands)	$16,867

(1) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
(2) Computed using average shares outstanding.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.
(4) Not annualized.
(5) Total expenses do not reflect amounts reimbursed and/or waived by the adviser and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(6) Annualized.
(7) For the year ended September 30, 2019.
See notes to financial statements.

34 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS
NOTE 1 — SIGNIFICANT ACCOUNTING POLICIES
Calvert International Responsible Index Fund (the Fund) is a diversified series of Calvert Responsible Index Series, Inc. (the Corporation). The Corporation is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The investment objective of the Fund is to seek to track the performance of the Calvert International Responsible Index, which measures the investment return of stocks issued by companies that are located in countries (other than the U.S.) with developed markets.
The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. A contingent deferred sales charge of 0.25% may apply to certain redemptions of Class A shares for accounts for which no sales charge was paid, if redeemed within 12 months of purchase. Class I and Class R6 shares are sold at net asset value, are not subject to a sales charge and are sold only to certain eligible investors. Each class represents a “pro rata interest in the Fund, but votes separately on class-specific matters and is subject to different expenses.
The Fund applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946). Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.
A. Investment Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors (the Board) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
U.S. generally accepted accounting principles (U.S. GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Valuation techniques used to value the Fund’s investments by major category are as follows:
Equity Securities. Equity securities (including warrants and rights) listed on a U.S. securities exchange generally are valued at the last sale or closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Equity securities listed on the NASDAQ Global or Global Select Market are valued at the NASDAQ official closing price and are categorized as Level 1 in the hierarchy. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices and are categorized as Level 2 in the hierarchy. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Fund’s Board has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Such securities are categorized as Level 2 in the hierarchy.
Other Securities. Investments in registered investment companies (including money market funds) that do not trade on an exchange are valued at the net asset value per share on the valuation day and are categorized as Level 1 in the hierarchy.
Fair Valuation. If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Fund’s adviser, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by or at the direction of the Board in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the

www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT 35

price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material.
The following table summarizes the market value of the Fund’s holdings as of September 30, 2019, based on the inputs used to value them:

Assets	Level 1	Level 2		Level 3	Total
Common Stocks
Australia	$119,598	$6,117,331		$—	$6,236,929
Canada	9,960,449	—		—	9,960,449
Denmark	35,831	1,915,064		—	1,950,895
Germany	28,497	8,287,906		—	8,316,403
Ireland	128,595	1,054,610		—	1,183,205
Israel	207,117	340,044		—	547,161
Netherlands	395,201	3,591,820		—	3,987,021
Russia	82,799	—		—	82,799
Sweden	94,848	2,811,908		—	2,906,756
Switzerland	908,180	9,850,861		—	10,759,041
United Kingdom	2,527,300	13,692,210		—	16,219,510
United States	103,274	31,741		—	135,015
Other Countries(1)	—	55,115,274		—	55,115,274
Total Common Stocks	$14,591,689	$102,808,769	(2)	$—	$117,400,458
Short Term Investment of Cash Collateral for Securities Loaned	1,013,429	—		—	1,013,429
Total Investments	$15,605,118	$102,808,769		$—	$118,413,887

(1) For further breakdown of equity securities by country, please refer to the Schedule of Investments.
(2) Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

B. Investment Transactions and Income: Investment transactions for financial statement purposes are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Non-cash dividends are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received that represent a return of capital are recorded as a reduction of cost of investments. Distributions received that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned.
C. Share Class Accounting: Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based upon the relative net assets of each class to the total net assets of the Fund. Expenses arising in connection with a specific class are charged directly to that class. Sub-accounting, recordkeeping and similar administrative fees payable to financial intermediaries, which are a component of transfer agency fees and expenses on the Statement of Operations, are not allocated to Class R6 shares.
D. Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income, and expenses are translated at the prevailing rate of exchange on the date of the event. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

36 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

E. Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
F. Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Indemnifications: The Corporation’s By-Laws provide for indemnification for Directors or officers of the Corporation and certain other parties, to the fullest extent permitted by Maryland law and the 1940 Act, provided certain conditions are met. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.
H. Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.
NOTE 2 — RELATED PARTY TRANSACTIONS
The investment advisory fee is earned by Calvert Research and Management (CRM), a subsidiary of Eaton Vance Management (EVM), as compensation for investment advisory services rendered to the Fund. Pursuant to the investment advisory agreement, CRM receives a fee, payable monthly, at the annual rate of 0.12% (0.15% prior to February 1, 2019) of the Fund’s average daily net assets. For the year ended September 30, 2019, the investment advisory fee amounted to $142,094.
CRM has agreed to reimburse the Fund’s operating expenses to the extent that total annual operating expenses (relating to ordinary operating expenses only and excluding expenses such as brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses) exceed 0.54% and 0.29% (0.62% and 0.27% prior to February 1, 2019) Class A and Class I, respectively, and 0.26% for Class R6 of such class’ average daily net assets. The expense reimbursement agreement with CRM may be changed or terminated after January 31, 2020. For the year ended September 30, 2019, CRM waived or reimbursed expenses of $370,877.
The administrative fee is earned by CRM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.12% of the Fund’s average daily net assets attributable to Class A, Class I and Class R6 and is payable monthly. For the year ended September 30, 2019, CRM was paid administrative fees of $131,841.
The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Fund pays Eaton Vance Distributors, Inc. (EVD), an affiliate of CRM and the Fund’s principal underwriter, a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued for the year ended September 30, 2019 amounted to $70,963 for Class A shares.
The Fund was informed that EVD received $4,459 as its portion of the sales charge on sales of Class A shares for the year ended September 30, 2019.
EVM provides sub-transfer agency and related services to the Fund pursuant to a Sub-Transfer Agency Support Services Agreement. For the year ended September 30, 2019, sub-transfer agency fees and expenses incurred to EVM amounted to $9,210 and are included in transfer agency fees and expenses on the Statement of Operations.
Each Director of the Fund who is not an employee of CRM or its affiliates receives a fee of $3,000 for each Board meeting attended in person and $2,000 for each Board meeting attended by phone plus an annual fee of $117,000, and $1,500 for each Committee meeting attended in person and $1,000 for each Committee meeting attended by phone plus an annual Committee fee of $2,500. The Board chair receives an additional $15,000 annual retainer and Committee chairs receive an additional $6,000 annual retainer. Eligible Directors may participate in a Deferred Compensation Plan (the Plan). Amounts deferred under the Plan are treated as though equal dollar amounts had been invested in shares of the Fund or other Calvert funds selected by the Directors. The Fund purchases shares of the funds selected equal to the dollar amounts deferred under the Plan, resulting in an asset equal to the deferred compensation liability. Obligations of the Plan are paid solely from the Fund’s assets. Directors’ fees

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are allocated to each of the Calvert funds served. Salaries and fees of officers and Directors of the Fund who are employees of CRM or its affiliates are paid by CRM. In addition, an advisory council was established to aid the Board and CRM in advancing the cause of responsible investing through original scholarship and thought leadership. The advisory council consists of CRM’s Chief Executive Officer and four additional members. Each member (other than CRM’s Chief Executive Officer) receives annual compensation of $75,000, which is being reimbursed by Calvert Investment Management, Inc. (CIM), the Calvert funds’ former investment adviser and Ameritas Holding Company, CIM’s parent company, through the end of 2019. For the year ended September 30, 2019, the Fund’s allocated portion of such expense and reimbursement was $2,694, which are included in miscellaneous expense and reimbursement of expenses-other, respectively, on the Statement of Operations.
NOTE 3 — INVESTMENT ACTIVITY
During the year ended September 30, 2019, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $63,774,657 and $55,585,875, respectively.
NOTE 4 — DISTRIBUTIONS TO SHAREHOLDERS AND INCOME TAX INFORMATION
The tax character of distributions declared for the years ended September 30, 2019 and September 30, 2018 was as follows:

	Year Ended September 30,
	2019	2018
Ordinary income	$2,242,002	$898,534
During the year ended September 30, 2019, distributable earnings was decreased by $551,141 and paid-in capital was increased by $551,141 due to the Fund’s use of equalization accounting. Tax equalization accounting allows the Fund to treat as a distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable income and net capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.
As of September 30, 2019, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$2,107,823
Deferred capital losses	($2,977,690)
Net unrealized appreciation (depreciation)	$3,175,609
At September 30, 2019, the Fund, for federal income tax purposes, had deferred capital losses of $2,977,690 which would reduce the Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Fund’s next taxable year, can be carried forward for an unlimited period, and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at September 30, 2019, $2,177,798 are short-term and $799,892 are long term.
The cost and unrealized appreciation (depreciation) of investments of the Fund at September 30, 2019, as determined on a federal income tax basis, were as follows:

Aggregate cost	$115,236,745
Gross unrealized appreciation	$8,727,156
Gross unrealized depreciation	(5,550,014)
Net unrealized appreciation (depreciation)	$3,177,142
NOTE 5 — SECURITIES LENDING
To generate additional income, the Fund may lend its securities pursuant to a securities lending agency agreement with State Street Bank and Trust Company (SSBT), the securities lending agent. Security loans are subject to termination by the Fund at any time and, therefore, are not considered illiquid investments. The Fund requires that the loan be continuously collateralized by either cash or securities as collateral equal at all times to at least 102% of the market value of the domestic securities loaned and 105% of the market value of the international securities loaned (if applicable). The market value of securities loaned is determined daily and any additional required collateral is delivered to the Fund on the next business day. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of SSBT. Any gain or loss in the market

38 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Fund. Income earned on the investment of collateral, net of broker rebates and other expenses incurred by the securities lending agent, is split between the Fund and the securities lending agent on the basis of agreed upon contractual terms. Non-cash collateral, if any, is held by the lending agent on behalf of the Fund and cannot be sold or re-pledged by the Fund; accordingly, such collateral is not reflected in the Statement of Assets and Liabilities.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights to the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The securities lending agent shall indemnify the Fund in the case of default of any securities borrower.
At September 30, 2019, the total value of securities on loan was $2,980,181 and the total value of collateral received was $3,146,719, comprised of cash of $1,013,429 and U.S. government and/or agencies securities of $2,133,290.
The following table provides a breakdown of securities lending transactions accounted for as secured borrowings, the obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of September 30, 2019.

	Remaining Contractual Maturity of the Transactions
	Overnight and Continuous	<30 days	30 to 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$3,146,719	$—	$—	$—	$3,146,719
The carrying amount of the liability for deposits for securities loaned at September 30, 2019 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 1A) at September 30, 2019.
NOTE 6 — LINE OF CREDIT
The Fund participates with other funds managed by CRM in a $100 million ($62.5 million prior to June 21, 2019) committed unsecured line of credit agreement with SSBT, which is in effect through June 19, 2020. Borrowings may be made for temporary or emergency purposes only. Borrowings bear interest at the higher of the One-Month London Interbank Offered Rate (LIBOR) in effect that day or the overnight Federal Funds Rate, plus 1.00% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $37,500 was incurred in connection with the increase of the facility in June 2019. These fees are allocated to all participating funds. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. At September 30, 2019, the Fund had a balance outstanding pursuant to the line of credit of $8,489,097 at an interest rate of 3.02%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at September 30, 2019. If measured at fair value, borrowings under the line of credit would have been considered as Level 2 in the fair value hierarchy (See Note 1A) at September 30, 2019. The Fund did not have any significant borrowings or allocated fees during the year ended September 30, 2019.
Effective at the close of business on October 28, 2019, the Fund and other participating funds managed by CRM terminated the line of credit agreement. Effective October 29, 2019, the Fund participates with other funds managed by EVM and its affiliates, including CRM, in an $800 million unsecured line of credit agreement with a syndicate of banks, which is in effect through October 27, 2020, at terms that are more favorable than the terminated agreement.

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NOTE 7 — CAPITAL SHARES
Transactions in capital shares for the years ended September 30, 2019 and September 30, 2018 were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	703,350	$15,299,942	895,591	$20,996,189
Reinvestment of distributions	10,990	232,322	4,353	102,689
Shares redeemed	(261,852)	(5,635,452)	(125,555)	(2,940,089)
Converted from Class C	—	—	20,436	481,444
Net increase	452,488	$9,896,812	794,825	$18,640,233

Class C (1)
Shares sold	—	$—	2,525	$58,247
Shares redeemed	—	—	(614)	(14,227)
Converted to Class A	—	—	(20,667)	(481,444)
Net decrease	—	$—	(18,756)	($437,424)

Class I
Shares sold	1,993,882	$43,601,493	2,323,891	$54,818,645
Reinvestment of distributions	82,038	1,753,971	33,082	788,017
Shares redeemed	(2,901,221)	(63,767,474)	(331,397)	(7,841,439)
Converted from Class Y	—	—	413,119	9,824,413
Net increase (decrease)	(825,301)	($18,412,010)	2,438,695	$57,589,636

Class R6 (2)
Shares sold	1,337,787	$30,718,857	—	$—
Shares redeemed	(608,152)	($13,859,387)
Net increase	729,635	$16,859,470	—	$—

Class Y (1)
Shares sold	—	$—	32,376	$760,383
Shares redeemed	—	—	(5,322)	(124,818)
Converted to Class I	—	—	(417,047)	(9,824,413)
Net decrease	—	$—	(389,993)	($9,188,848)

(1) Effective December 8, 2017, Class C shares of the Fund converted to Class A shares and Class Y shares converted to Class I shares at net asset value. Thereafter, Class C shares and Class Y shares were terminated.

(2) For the period from the commencement of operations, February 1, 2019, to September 30, 2019.
NOTE 8 — RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

40 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors
Calvert Responsible Index Series, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Calvert International Responsible Index Fund (the Fund), a series of Calvert Responsible Index Series, Inc., including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two‑year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the four‑year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two‑year period then ended, and the financial highlights for each of the years or periods in the four‑year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more of the Calvert Funds since 2002.
Philadelphia, Pennsylvania
November 20, 2019

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FEDERAL TAX INFORMATION
The Form 1099-DIV you receive in February 2020 will show the tax status of all distributions paid to your account in calendar year 2019. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. For the fiscal year ended September 30, 2019, the Fund designates approximately $2,640,477, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. For the fiscal year ended September 30, 2019, the Fund paid foreign taxes of $266,993 and recognized foreign source income of $3,069,835.

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MANAGEMENT AND ORGANIZATION
Fund Management. The Directors of Calvert Responsible Index Series, Inc. (the Corporation) are responsible for the overall management and supervision of the Corporation’s affairs. The Directors and officers of the Corporation are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Directors and officers of the Corporation hold indefinite terms of office. The “Independent Directors” consist of those Directors who are not “interested persons” of the Corporation, as that term is defined under the 1940 Act. The business address of each Director and officer, with the exception of Ms. Gemma and Mr. Kirchner, is 1825 Connecticut Avenue NW, Suite 400, Washington, DC 20009. As used below, “CRM” refers to Calvert Research and Management. Each Director oversees 39 funds in the Calvert fund complex. Each officer serves as an officer of certain other Calvert funds.

Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Director
John H. Streur(1) 1960	Director & President	2015
President and Chief Executive Officer of Calvert Research and Management (since December 31, 2016). President and Chief Executive Officer of Calvert Investments, Inc. (January 2015 - December 2016); Chief Executive Officer of Calvert Investment Distributors, Inc. (August 2015 - December 2016); Chief Compliance Officer of Calvert Investment Management, Inc. (August 2015 - April 2016); President and Director, Portfolio 21 Investments, Inc. (through October 2014); President, Chief Executive Officer and Director, Managers Investment Group LLC (through January 2012); President and Director, The Managers Funds and Managers AMG Funds (through January 2012).
Other Directorships in the Last Five Years. Portfolio 21 Investments, Inc. (asset management) (through October 2014); Managers Investment Group LLC (asset management) (through January 2012); The Managers Funds (asset management) (through January 2012); Managers AMG Funds (asset management) (through January 2012); Calvert Impact Capital, Inc.

Independent Directors
Richard L. Baird, Jr. 1948	Director	2000
Regional Disaster Recovery Lead, American Red Cross of Greater Pennsylvania (since 2017). Volunteer, American Red Cross (since 2015). Former President and CEO of Adagio Health Inc. (retired in 2014) in Pittsburgh, PA.
Other Directorships in the Last Five Years. None.

Alice Gresham Bullock 1950	Chair & Director	2016
Professor Emerita at Howard University School of Law. Dean Emerita of Howard University School of Law and Deputy Director of the Association of American Law Schools (1992-1994).
Other Directorships in the Last Five Years. None.

Cari M. Dominguez 1949	Director	2016
Former Chair of the U.S. Equal Employment Opportunity Commission.
Other Directorships in the Last Five Years. Manpower, Inc. (employment agency); Triple S Management Corporation (managed care); National Association of Corporate Directors.

John G. Guffey, Jr.(2) 1948	Director	2000
President of Aurora Press Inc., a privately held publisher of trade paperbacks (since January 1997).
Other Directorships in the Last Five Years. Calvert Impact Capital, Inc. (through December 31, 2018); Calvert Ventures, LLC.

Miles D. Harper, III 1962	Director	2005
Partner, Carr Riggs & Ingram (public accounting firm) since October 2014. Partner, Gainer Donnelly & Desroches (public accounting firm) (now Carr Riggs & Ingram), November 1999 - September 2014).
Other Directorships in the Last Five Years. Bridgeway Funds (9) (asset management).

Joy V. Jones 1950	Director	2000	Attorney. Other Directorships in the Last Five Years. Conduit Street Restaurants SUD 2 Limited; Palm Management Restaurant Corporation.
Anthony A. Williams 1951	Director	2016
CEO and Executive Director of the Federal City Council (July 2012 to present); Senior Adviser and Independent Consultant for McKenna Long & Aldridge LLP (September 2011 to present); Executive Director of Global Government Practice at the Corporate Executive Board (January 2010 to January 2012).
Other Directorships in the Last Five Years. Freddie Mac; Evoq Properties/ Meruelo Maddux Properties, Inc. (real estate management); Weston Solutions, Inc. (environmental services); Bipartisan Policy Center’s Debt Reduction Task Force; Chesapeake Bay Foundation; Catholic University of America; Urban Institute (research organization).

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Principal Officers who are not Directors
Name and Year of Birth	Corporation Position(s)	Position Start Date	Principal Occupation(s) During Past Five Years

Hope L. Brown 1973	Chief Compliance Officer	2014	Chief Compliance Officer of 39 registered investment companies advised by CRM (since 2014). Vice President and Chief Compliance Officer, Wilmington Funds (2012-2014).
Maureen A. Gemma(3) 1960	Secretary, Vice President and Chief Legal Officer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

James F. Kirchner(3) 1967	Treasurer	2016
Vice President of CRM and officer of 39 registered investment companies advised by CRM (since 2016). Also Vice President of Eaton Vance and certain of its affiliates and officer of 162 registered investment companies advised or administered by Eaton Vance.

(1)	Mr. Streur is an interested person of the Fund because of his positions with the Fund’s adviser and certain affiliates.

(2)	Mr. Guffey is currently married to Rebecca L. Adamson, who serves as a member of the Advisory Council.

(3)	The business address for Ms. Gemma and Mr. Kirchner is Two International Place, Boston, MA 02110.
The SAI for the Fund includes additional information about the Directors and officers of the Fund and can be obtained without charge on Calvert’s website at www.calvert.com or by calling 1-800-368-2745.

44 www.calvert.com CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND ANNUAL REPORT (Unaudited)

IMPORTANT NOTICES
Privacy. The Calvert Funds and Calvert Research and Management are committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•
Only such information received from you, through application forms or otherwise, and information about your Calvert fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•
None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Calvert Research and Management may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•
The Funds reserve the right to change this Privacy Policy at any time upon proper notification to you. Customers may want to review the Funds’ Privacy Policy periodically for changes by accessing the link on our homepage: www.calvert.com.

Our pledge of privacy applies to the following entities: the Calvert Family of Funds, Calvert Research and Management and their affiliated service providers, Eaton Vance Management and Eaton Vance Distributors, Inc. In addition, our Privacy Policy applies only to those Calvert customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Calvert’s Privacy Policy, please call 1-800-368-2745.
Delivery of Shareholder Documents. The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Calvert funds, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct Calvert funds, or your financial intermediary, otherwise. If you would prefer that your Calvert fund documents not be householded, please contact Calvert funds at 1-800-368-2745, or contact your financial intermediary. Your instructions that householding not apply to delivery of your Calvert fund documents will typically be effective within 30 days of receipt by Calvert funds or your financial intermediary. Separate statements will be generated for each separate account and will be householded as described above.
Portfolio Holdings. Each Calvert fund files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC for the first and third quarters of each fiscal year. The Form N-PORT will be available on the Calvert funds’ website at www.calvert.com, by calling Calvert funds at 1-800-368-2745 or in the EDGAR database on the SEC’s website at www.sec.gov.
Proxy Voting. The Proxy Voting Guidelines that each Calvert fund uses to determine how to vote proxies relating to portfolio securities is provided as an Appendix to the fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Calvert funds at 1-800-368-2745, by visiting the Calvert funds’ website at www.calvert.com or visiting the SEC’s website at www.sec.gov. Information regarding how a Calvert fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by calling Calvert funds, by visiting the Calvert funds’ website at www.calvert.com or by visiting the SEC’s website at www.sec.gov.

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CALVERT INTERNATIONAL RESPONSIBLE INDEX FUND
Investment Adviser and Administrator Calvert Research and Management 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009	Transfer Agent DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive Quincy, MA 02169
Principal Underwriter* Eaton Vance Distributors, Inc. Two International Place Boston, MA 02110 (617) 482-8260	Independent Registered Public Accounting Firm KPMG LLP 1601 Market Street Philadelphia, PA 19103-2499
Custodian State Street Bank and Trust Company State Street Financial Center, One Lincoln Street Boston, MA 02111	Fund Offices 1825 Connecticut Avenue NW, Suite 400 Washington, DC 20009

* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

Printed on recycled paper.
24195 9.30.19

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-368-2745. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Directors has determined that Miles D. Harper III, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) - (d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended September 30, 2018 and September 30, 2019 by KPMG for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by KPMG during such periods.

Fiscal Years Ended	9/30/18	%*	9/30/19	%*

Audit Fees	$101,640	0%	$109,859	0%

Audit-Related Fees(1)	$0	0%	$0	0%

Tax Fees(2)	$24,250	0%	$26,500	0%

All Other Fees(3)	$0	0%	$0	0%

Total	$125,890	0%	$136,359	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(1)
Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)
Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment adviser in each instance.

(f)	Not applicable.

(g)
Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/18		Fiscal Year ended 9/30/19
$	%*	$	%*

$24,250	0%	$26,500	0%

*Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimus waiver of Committee’s requirement to pre-approve).

(h)
The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Please see schedule of investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes.

Item 11.  Controls and Procedures.

(a)    The registrant’s principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 Act, as amended (the “1940 Act”) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (“Exchange Act”), as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1)        Registrant’s Code of Ethics- Not applicable (please see Item 2)
(a)(2)(i)        President’s Section 302 certification.
(a)(2)(ii)        Treasurer’s Section 302 certification.
(b)        Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calvert Responsible Index Series, Inc.

By:     /s/ John H. Streur
John H. Streur
President

Date: November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ James F. Kirchner
    James F. Kirchner
Treasurer

Date:     November 21, 2019

By:    /s/ John H. Streur
John H. Streur
President

Date:     November 21, 2019